UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
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☐ Soliciting Material under §240.14a-12

Acxiom Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ACXIOM CORPORATION
601 E. Third Street
P.O. Box 8190
Little Rock, Arkansas  72203-8190
501.252.1000
www.acxiom.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 18, 2015

Please join us for the 2015 Annual Meeting of Stockholders of Acxiom Corporation (the “Company”).  The meeting will be held on August 18, 2015, at 12:30 p.m. CDT.  We are pleased that this year’s meeting will be our first completely virtual meeting of stockholders, which means that you will be able to attend the meeting, vote and submit your questions via the Internet at www.virtualshareholdermeeting.com/ACXM15.  Because the meeting this year is completely virtual and being conducted via the Internet, stockholders will not be able to attend the meeting in person.

The meeting will be held for the following purposes:

1.	To elect as directors the two nominees named in the attached proxy statement for a three-year term expiring in 2018;

2.	To reapprove the performance goals in the Company’s Amended and Restated 2010 Executive Cash Incentive Plan (the “2010 Plan”);

3.
To approve an increase in the number of shares available for issuance under the Company’s Amended and Restated 2005 Equity Compensation Plan (the “2005 Plan”) and to reapprove the 2005 Plan’s performance goals;

4.	To approve on an advisory basis our executive compensation;

5.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2016; and

6.	To transact any other business that may properly come before the meeting or any postponement or adjournment thereof.

               Only holders of the Company’s common stock of record at the close of business on June 22, 2015 are entitled to notice of and to vote during the meeting or any postponement or adjournment thereof.  Details regarding the business to be conducted during the meeting are more fully described in the accompanying proxy statement.

As in previous years, we will again take advantage of the rules of the Securities and Exchange Commission that allow us to furnish our proxy materials electronically over the Internet.  As a result, we are sending a notice of Internet availability of the proxy materials, rather than a full paper set of the proxy materials, to many of our stockholders.  The notice of availability contains instructions on how to access our proxy materials on the Internet, as well as instructions on how stockholders may obtain a paper copy of the proxy materials.  This distribution process will contribute to our sustainability efforts and will reduce the costs of printing and distributing our proxy materials.

By Order of the Board of Directors

                    /s/ Catherine L. Hughes
Catherine L. Hughes
Corporate Governance Officer & Secretary
Little Rock, Arkansas
July 1, 2015

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE AS SOON AS POSSIBLE TO RECORD YOUR VOTE PROMPTLY.  PRIOR TO THE MEETING YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on August 18, 2015:  The Company's Proxy Statement and Annual Report on Form 10-K for fiscal year 2015 are available electronically at www.proxyvote.com.

Table of Contents	Page
Questions and Answers about the Proxy Materials and the 2015 Annual Meeting	1
Outstanding Stock and Voting Rights	5
Proposal No. 1 – Election of Directors	7
Corporate Governance	11
Proposal No. 2 – Proposal to Reapprove the Performance Goals of the Amended and Restated 2010 Executive Cash Incentive Plan	16
Proposal No. 3 – Proposal to Approve an Increase in the Number of Shares Available For Issuance Under the Amended and Restated 2005 Equity Compensation Plan and to Reapprove the 2005 Plan’s Performance Goals	19
Proposal No. 4 – Advisory Vote to Approve Named Executive Officer Compensation	28
Proposal No. 5 – Ratification of Independent Registered Public Accountant	29
Stock Ownership	31
Executive Compensation	34
Compensation Discussion and Analysis	34
Schedules to the Compensation Discussion and Analysis	49
Compensation Committee Report	52
Compensation Committee Interlocks and Insider Participation	52
Summary Compensation Table	53
Grants of Plan-Based Awards for Fiscal Year 2015	55
Outstanding Equity Awards at 2015 Fiscal Year End	57
Option Exercises and Stock Vested During Fiscal Year 2015	58
Nonqualified Deferred Compensation During Fiscal Year 2015	58
Potential Payments Upon Termination or Change in Control	60
Non-Employee Director Compensation	73
Audit/Finance Committee Report	74
Related-Party Transactions	75
Section 16(a) Beneficial Ownership Reporting Compliance	75
Stockholder Proposals	76
Expenses of Solicitation	76
Householding of Proxy Materials	76
Other Matters	76
Appendix A (Amended and Restated 2010 Executive Cash Incentive Plan of Acxiom Corporation)	A-1
Appendix B (Amended and Restated 2005 Equity Compensation Plan of Acxiom Corporation)	B-1

ACXIOM CORPORATION
601 E. Third Street
P.O. Box 8190
Little Rock, Arkansas  72203-8190
501.252.1000

Corporate website: www.acxiom.com

PROXY STATEMENT

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Acxiom Corporation, a Delaware corporation (the “Company” or “Acxiom”), to be used at its 2015 Annual Meeting of Stockholders (“2015 Annual Meeting”) to be held on August 18, 2015 at 12:30 p.m. CDT via the Internet at www.virtualshareholdermeeting.com/ACXM15, and at any postponement or adjournment thereof.  The proxy statement is being furnished to stockholders beginning on July 1, 2015.  As a stockholder, you are invited to attend the meeting virtually via the Internet and are entitled and requested to vote on the proposals described in this proxy statement.  Please read this proxy statement carefully, then vote your shares promptly by telephone, by Internet, or by signing, dating and returning your proxy card.

Shares represented by properly executed proxies will be voted during the meeting.  If a choice is specified by a stockholder, the proxy will be voted in accordance with that choice.  If no choice is specified by a stockholder but the proxy is otherwise properly executed, the proxy will be voted in accordance with the recommendations of Acxiom’s Board of Directors.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE 2015 ANNUAL MEETING

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:
Under rules adopted by the Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials over the Internet.  Accordingly, on or about July 1, 2015, the Company is sending a notice of Internet availability of proxy materials to the Company’s stockholders of record and beneficial owners, except for stockholders who have requested otherwise.  All stockholders will have the ability to access the proxy materials on the website referred to in the notice.  Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice.  In addition, stockholders may request to receive proxy materials electronically by email on an ongoing basis.  The Company encourages you to take advantage of the electronic availability of the proxy materials in order to help reduce costs and to reduce the impact on the environment.

Q:	Who can vote?

A:
If you owned any shares of Acxiom common stock at the close of business on June 22, 2015 (the record date for the 2015 Annual Meeting) you are entitled to vote the number of shares you owned as of that date.  These shares include (1) shares held directly in your name as the stockholder of record, (2) shares held for you as the beneficial owner in street name through a stockbroker or bank, and (3) shares purchased through Acxiom’s 401(k) Retirement Savings Plan and/or employee stock purchase plan.

Q:           How can I attend the 2015 Annual Meeting?

A:
Stockholders may attend the 2015 Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/ACXM15.  While all Acxiom stockholders will be permitted to attend the 2015 Annual Meeting, only stockholders of record and beneficial owners as of the close of business on the record date, June 22, 2015, may vote and ask questions during the meeting.  In order to vote or submit a question during the meeting, you will need to follow the instructions posted at www.proxyvote.com and www.virtualshareholdermeeting.com/ACXM15 and will also need the control number included on your notice of Internet availability of the proxy materials or proxy card.  Broadridge Financial Solutions is hosting the 2015 Annual Meeting and, on the date of the meeting, will be available via telephone at 1-855-449-0991 to answer your questions regarding how to attend and participate in the 2015 Annual Meeting virtually via the Internet.

Q:	If I am unable to attend the 2015 Annual Meeting on the Internet, can I listen to the 2015 Annual Meeting by telephone?

A:
Yes. Although you will not be considered present or be able to vote unless you attend the 2015 Annual Meeting online by visiting www.virtualshareholdermeeting.com/ACXM15, stockholders unable to access the 2015 Annual Meeting on the Internet will be able to call 1-877-328-2502 and listen to the 2015 Annual Meeting if they provide the control number that appears on their notice of Internet availability of the proxy materials or proxy card. If you do not intend to attend the 2015 Annual Meeting, it is important to vote in advance of the 2015 Annual Meeting.

Q:	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:
Beneficial owners.  Most Acxiom stockholders hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. If you hold your shares in street name, you are a “beneficial owner,” and a notice of Internet availability of proxy materials or a printed set of the proxy materials, together with a voting instruction form, will be forwarded to you by your broker, bank or other nominee.

Stockholders of record.  If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered the “stockholder of record” with respect to those shares, and a notice of Internet availability of proxy materials or a printed set of the proxy materials together with a proxy card has been sent directly to you by Acxiom.

Q:	How can I vote my shares?

A:	There are four ways to vote:

•
By Internet.  You can submit a proxy over the Internet to vote your shares during the 2015 Annual Meeting by following the instructions provided either in the notice of Internet availability of proxy materials or on the proxy card or voting instruction form you received if you requested and received a full set of the proxy materials by mail or email.

•
By telephone. If you requested and received a full set of the proxy materials by mail or email, you can submit a proxy over the telephone to vote your shares during the 2015 Annual Meeting by following the instructions provided on the proxy card or voting instruction form accompanying the proxy materials you received.  If you received a notice of Internet availability of proxy materials only, you can submit a proxy over the telephone to vote your shares by following the instructions at the Internet website address referred to in the notice.

•
By mail. If you requested and received a full set of the proxy materials by mail or email, you can submit a proxy by mail to vote your shares during the 2015 Annual Meeting by completing, signing and returning the proxy card or voting instruction form accompanying the proxy materials you received.

•
During the meeting.   If you are a stockholder of record or a beneficial owner as of the record date, June 22, 2015, you may vote virtually via the Internet during the 2015 Annual Meeting.  If you desire to vote during the meeting, please follow the instructions for attending and voting during the 2015 Annual Meeting posted at www.proxyvote.com and www.virtualshareholdermeeting.com/ACXM15.  All votes must be received by the independent inspector before the polls close during the meeting.

Q:	How do I vote if I hold my shares as a participant in Acxiom’s 401(k) Retirement Savings Plan?

A:
If you hold shares as a participant in Acxiom’s 401(k) Retirement Savings Plan, you must submit your vote to the Plan’s trustee no later than 11:59 p.m. CDT on August 12, 2015 in order to allow sufficient time for your vote to be tabulated by the trustee.  You also may revoke or change your voting instruction at any time prior to the cut-off time.  Due to the tabulation requirements of the plan administrator, participants in Acxiom’s 401(k) Retirement Savings Plan may not vote their shares during the meeting.

Q:	Can I change my vote?

A:
Any stockholder, other than a participant in Acxiom’s 401(k) Retirement Savings Plan, executing a proxy retains the right to revoke it at any time prior to the final vote at the 2015 Annual Meeting.  You may revoke your proxy and vote again by (i) delivering a notice of revocation or delivering a later-dated proxy to Acxiom’s Corporate Secretary at Acxiom Corporation, 601 E. Third Street, P.O. Box 8190, Little Rock, Arkansas, 72203-8190; (ii) submitting another vote over the Internet or by telephone; or (iii) by attending and voting, virtually via the Internet, during the 2015 Annual Meeting.  However, your attendance during the 2015 Annual Meeting will not automatically revoke your proxy unless you specifically so request.  A stockholder’s last vote is the vote that will be counted.

Q:           How many shares may I vote?

A:
You may vote all of the shares of Acxiom common stock you held as of the record date, June 22, 2015.  Each share of common stock is entitled to one vote.  A list of our stockholders will be available for review at our principal offices, 601 E. Third Street, P.O. Box 8190, Little Rock, Arkansas 72203-8190, for at least 10 days prior to the 2015 Annual Meeting.

Q:           Who will count the votes?

A:	A representative of Broadridge Financial Solutions will count the votes and will serve as the inspector of the election.

Q:           What does it mean if I receive more than one proxy card or voting instruction form?

A:
If your shares are registered differently, or if they are held in more than one account, you will receive more than one proxy card or voting instruction form.  Please follow the instructions on each proxy card or voting instruction form to ensure that all of your shares are voted.  Please sign each proxy card exactly as your name appears on the card.  For joint accounts, each owner should sign the proxy card.  When signing as executor, administrator, attorney, trustee, guardian, etc., please print your full title on the proxy card.

Q:	What vote is required to pass an item of business?

A:
Holders representing a majority of the total number of the Company’s outstanding shares of common stock must be present virtually via the Internet or by proxy to hold the meeting.  A majority of the votes cast at the 2015 Annual Meeting is required to elect as directors the two nominees named in this proxy statement; to reapprove the material terms of the performance goals in the Company’s Amended and Restated 2010 Executive Cash Incentive Plan; to approve an increase in the number of shares available for issuance under the Company’s Amended and Restated 2005 Equity Compensation Plan and to reapprove the material terms of that plan’s performance goals; to approve the non-binding, advisory resolution related to executive compensation; and to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2016.

Q:	Who can help answer my questions?

A:
If you have any questions about the 2015 Annual Meeting or how to vote your shares, please contact The Proxy Advisory Group, LLC, who has been retained to assist us in the distribution and solicitation of proxies, by mail or by telephone at:

The Proxy Advisory Group, LLC
18 East 41st Street, Suite 2000
New York, New York 10017
212-616-2180

OUTSTANDING STOCK AND VOTING RIGHTS

General.  On the record date, June 22, 2015, there were outstanding and entitled to vote 77,589,766 shares of the Company’s common stock.  The presence, virtually via the Internet or by proxy, of the holders of a majority of the shares of common stock issued and outstanding as of the record date is required to establish a quorum at the 2015 Annual Meeting.  If a quorum is established, each holder of common stock shall be entitled to one vote on the matters presented at the 2015 Annual Meeting for each share of common stock outstanding in his or her name.

Election of Directors (Proposal No. 1).  Article III, Section 2(b) of the Company’s bylaws provides that in an uncontested election for directors each director must be elected by the vote of a majority of the votes cast during the meeting, either virtually via the Internet or by proxy.  A majority of votes cast means that the number of shares cast “for” a director’s election exceeds the number of votes cast “against” his or her election.  In an election in which the number of nominees exceeds the number of directors to be elected (a contested election), the directors will be elected by the vote of a plurality of the votes cast during the meeting, either virtually via the Internet or by proxy.  In an uncontested election, a nominee who does not receive a majority of the votes cast will not be elected.  In this case, the Board of Directors has established procedures under which any incumbent director who fails to receive a majority of the votes cast in his or her election will tender his or her resignation to the Board.  The Board will act upon a tendered resignation within 90 days of the date on which the election results were certified and will promptly make public disclosure of the results of its actions.  If the Board accepts a director’s resignation, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board may fill the resulting vacancy on the Board.  To fill a vacancy on the Board, the Governance/Nominating Committee of the Board will identify and recommend the new director candidate to the full Board in accordance with its policies and procedures.  To be elected to the Board, the new candidate must be approved by the affirmative vote of the remaining directors then in office.

Reapproval of the Performance Goals in the Company’s Amended and Restated 2010 Executive Cash Incentive Plan (Proposal No. 2).  Reapproval of the material terms of the performance goals of the Amended and Restated 2010 Executive Cash Incentive Plan (the “2010 Plan”) requires an affirmative vote of a majority of the votes cast on the matter.  A majority of votes cast means that the number of shares cast “for” reapproval of the material terms of the performance goals of the 2010 Plan exceeds the number of votes cast “against” it.  If the stockholders fail to reapprove the material terms of the performance goals in the 2010 Plan, the 2010 Plan will continue in full force and effect, except that awards granted under the 2010 Plan may not qualify as exempt performance-based compensation under Section 162(m) of the Internal Revenue Code, as amended (the “Code”).

Approval of an Increase in the Number of Shares Available for Issuance Under the Company’s Amended and Restated 2005 Equity Compensation Plan and Reapproval of the 2005 Plan’s Performance Goals (Proposal No. 3).  Approval of the proposal to increase the number of shares available for issuance under the Company’s Amended and Restated 2005 Equity Compensation Plan (the “2005 Plan”) by 4,100,000 shares and to reapprove the material terms of the 2005 Plan’s performance goals requires an affirmative vote of a majority of the votes cast on the matter.  A majority of votes cast means that the number of shares cast “for” this proposal exceeds the number of votes cast “against” it.  If stockholders fail to approve this proposal, the 2005 Plan will continue in full force and effect, except that the existing number of authorized shares will not be increased and awards granted under the 2005 Plan may not qualify as exempt performance-based compensation under Section 162(m).

Advisory Vote on Executive Compensation (Proposal No. 4).  In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the rules and regulations of the SEC, the Company is seeking advisory approval from its stockholders of the compensation of the Company’s named executive officers during fiscal year 2015, as described herein.  Approval of the advisory resolution listed in Proposal No. 4 requires the affirmative vote of a majority of votes cast on the matter.  A majority of votes cast means that the number of shares cast “for” the advisory resolution exceeds the number of votes cast “against” it.  The resolution approving the compensation of the Company’s named executive officers and the stockholder vote to adopt such resolution, however, are merely advisory and not binding on the Company, the Board of Directors or the Compensation Committee of the Board.  Despite the fact that the resolution and the vote to adopt such resolution are non-binding, the Board of Directors will take the results of the vote under advisement when making future decisions regarding the Company’s executive compensation programs.

Ratification of KPMG as the Company’s Independent Registered Public Accounting Firm (Proposal No. 5).  Ratification of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for fiscal 2016 requires an affirmative vote of a majority of the votes cast on the matter.  A majority of votes cast means that the number of shares cast “for” the ratification of KPMG as the Company’s independent registered public accounting firm for fiscal 2016 exceeds the number of votes cast “against” such ratification.  If the stockholders fail to ratify this appointment, the Audit/Finance Committee of the Board will reconsider whether to retain KPMG and may retain that firm or another firm without resubmitting the matter to the stockholders.

Abstentions and Broker Non-Votes.  Abstentions and broker non-votes are included in the number of stockholders present during the meeting for the purpose of determining the existence of a quorum. Abstentions, which occur when a stockholder chooses to abstain from voting on any or all proposals, will have no impact on the proposals contained in this proxy statement because they are not considered votes cast for voting purposes. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.  Brokers or other nominees do not have discretionary voting power on proposals deemed “non-routine” under applicable rules.  In those instances, if a beneficial owner does not give the broker or nominee specific voting instructions, the owner’s shares may not be voted on those matters and a broker non-vote will occur.   The election of directors (Proposal No. 1), the reapproval of the performance goals in the 2010 Plan (Proposal No. 2), the approval of the proposal to increase the number of shares available for issuance under the 2005 Plan and to reapprove the 2005 Plan’s performance goals (Proposal No. 3), and the advisory vote regarding the Company’s executive compensation (Proposal No. 4) are considered to be non-routine matters under applicable rules and, therefore, a broker or other nominee may not vote on these matters without instructions from the beneficial owner.  Consequently, there may be broker non-votes with respect to these proposals.  However, broker non-votes will have no impact on the outcome of these proposals because a broker non-vote is not considered a vote cast for voting purposes.  On the other hand, the ratification of KPMG (Proposal No. 5) is considered a routine matter, and a broker or other nominee may vote without instructions and broker non-votes are not expected to occur with respect to this proposal.

ELECTION OF DIRECTORS
(Proposal No. 1 of the Proxy Card)

The number of members of the Acxiom Board of Directors is currently set at nine and may be fixed from time to time by the Board in the manner provided in the Company’s bylaws.  Our certificate of incorporation and bylaws provide for three classes of directors serving staggered three-year terms, with each class to be as nearly equal in number as possible.  The terms of the following current directors expire at the 2015 Annual Meeting:  John L. Battelle, Ann Die Hasselmo, and William J. Henderson.  Dr. Hasselmo, however, has advised the Board of her intention not to stand for reelection at the 2015 Annual Meeting.  The Board, upon the recommendation of the Governance/Nominating Committee, has nominated Messrs. Battelle and Henderson to stand for election as directors at the 2015 Annual Meeting and has determined that the size of the board will be reduced to eight following the expiration of Dr. Hasselmo’s current term.  Unless otherwise directed, the individuals named in the accompanying form of proxy will vote that proxy for the election of the nominees, with each to hold office for a term of three years until the 2018 annual meeting or until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.   The Board of Directors expects that both of the nominees will be available for election but, in the event that either of the nominees are not available, proxies received will be voted for substitute nominees to be designated by the Board or, in the event no such designation is made, proxies will be voted for a lesser number of nominees.

Set forth below is biographical information for each nominee standing for election at the 2015 Annual Meeting, as well as for each director who will continue to serve as a director of the Company after the meeting.  The following descriptions also outline the specific experience, qualifications, attributes, and skills that qualify each person to serve on the Company’s Board of Directors.

Nominees for Director with Terms Expiring in 2018

John L. Battelle

Mr. Battelle, age 49, has been a director since 2012 and serves on the Board’s Compensation Committee and the Technology & Innovation Committee.  He is an entrepreneur, journalist, professor and author who has founded or co-founded various online, conference, magazine and other media businesses.  He serves as executive chair of sovrn Holdings, a programmatic advertising and publisher platform that connects publishers with monetization solutions.  He is also the founder/executive chair and CEO of NewCo Platform, Inc., a disruptive conference model and media platform which provides executives, entrepreneurs and investors with personal experiences inside some of the most important companies worldwide.  In 2005, Mr. Battelle founded the Internet media company Federated Media Publishing, where he served as chairman and CEO until its sale to LIN Media in early 2014.  He currently serves as a director for Chute, a venture-backed company that provides the tools to capture, manage and display media.  He founded and served as executive producer of the Web 2 Summit and maintains Searchblog, an ongoing daily site which covers the intersection of media, technology and culture at www.battellemedia.com.  From 2001–2004 he occupied the Bloomberg chair in Business Journalism for the Graduate School of Journalism at the University of California, Berkeley.  He was the founder and served from 1997–2001 as chairman and CEO of Standard Media International (SMI) and as publisher of The Industry Standard and TheStandard.com.  Prior to that, he was a co-founding editor of Wired magazine and Wired Ventures.  Mr. Battelle previously served on the board of directors of the Internet Advertising Bureau and was a founding board member of the Online Publishers Association.  In 2005, he authored The Search: How Google and Its Rivals Rewrote the Rules of Business and Transformed Our Culture (Penguin/Portfolio), an international bestseller published in more than 25 languages.  His next book, If/Then, is due for publication in 2015.  He is considered to be an expert in the field of media and technology, and has appeared on national and international news channels such as CBS, BBC, CNN, PBS, Discovery and CNBC.  Honors and awards include: “Global Leader for Tomorrow” and “Young Global Leader” by the World Economic Forum in Davos, Switzerland; a finalist in the 2000 “Entrepreneur of the Year” competition by Ernst & Young; “Innovator – One of Ten Best Marketers in the Business” by Advertising Age; and one of the “Most Important People on The Web” by PCWorld.  Mr. Battelle holds a bachelor’s degree in anthropology and a master’s degree in journalism from the University of California, Berkeley.

As an entrepreneur with an extensive background in digital publishing and digital advertising, Mr. Battelle provides the Board with a unique blend of media-related and digital experience that assists the Company in executing its growth strategy.  In addition, his operational and advisory roles with various media businesses qualify him to serve on the Board.

William J. Henderson

Mr. Henderson, age 68, has been a director of Acxiom since 2001 and serves as chair of the Board’s Compensation Committee and as a member of the Governance/Nominating Committee and the Technology & Innovation Committee.  He is the founder and principal of Hold The Eye Images, Inc., a video, photographic and applications business.  Mr. Henderson also serves as lead independent director and chairs the compensation committee of comScore Networks (NASDAQ: SCOR).  In the past eight years, he has served as chief executive officer of Bestline Research and as chief operations officer of Netflix Inc. (NASDAQ: NFLX), as well as working as a consultant.  From 1998 until his retirement from the United States Postal Service (USPS) in 2001, Mr. Henderson was the 71st Postmaster General and the fifth career employee to lead the world’s largest postal system.  From 1994 until his appointment as Postmaster General and chief executive officer of the USPS, he served as its chief operating officer.  From 1992–1994, he served the USPS as vice president of employee relations, then became chief marketing officer and senior vice president.  In 1997, Mr. Henderson received the USPS’ John Wanamaker Award, and in 1998 he received American University’s Roger W. Jones Award for Executive Leadership.  In 1998, Mr. Henderson also received an honorary Mailing Excellence Award from the National Postal Forum for his work with the nation’s professional mailing industry.  He also served on the advisory boards of the Committee for Economic Development and Nature’s Best magazine.  He is a fellow with the National Academy of Public Administration.  Mr. Henderson holds a bachelor’s degree in industrial relations from the University of North Carolina at Chapel Hill and was awarded an honorary Doctor of Philosophy in Quality Systems Management degree by the National Graduate School of Quality Management, Falmouth, Massachusetts.  He served in the U.S. Army.

Mr. Henderson’s knowledge of the direct marketing industry and his experience as Postmaster General, and more recently as an officer of and advisor to high-tech companies, qualify him to serve on our Board.  His management background and his experience chairing the compensation committee of another public company particularly qualify him to serve as Acxiom’s Compensation Committee chair, and his service on the board of another high-tech public company in the marketing arena allows him to provide additional value to the Acxiom Board of Directors.

Directors Whose Terms Expire in 2016

Richard P. Fox

Mr. Fox, age 67, has been a director since 2012 and serves as chair of the Audit/Finance Committee and as a member of the Compensation Committee and the Executive Committee.  Since 2001, he has been an independent consultant.  From 2000–2001, he was president and chief operating officer of CyberSafe Corporation, a global security software provider, where he was responsible for the overall financial services and operations of the company.  From 1998–2000, Mr. Fox was chief financial officer and a member of the board of directors of Wall Data, a developer of enterprise software products and associated application tools, where he was responsible for the company’s finances, operations, and human resources activities.  Previously Mr. Fox spent 28 years at EY, a global accounting firm, last serving as managing partner of EY’s Seattle office from 1995–1997.  He currently serves on the board of directors of Pinnacle West Capital Corporation (NYSE: PNW), an energy holding company; ServiceMaster Global Holdings, Inc. (NYSE: SERV), a leading provider of residential and commercial services; and Univar Inc. (NYSE: UNVR), an international chemical distributor.  He is also a member of the board of directors of HonorHealth and Premera Blue Cross and serves on the Board of Visitors of the Fuqua School of Business at Duke University.  Previously, he served on the boards of Pendrell Corporation (NASDAQ: PCO), an intellectual property investment and advisory firm; Flow International (NASDAQ: FLOW), a machine tool manufacturer; Shurgard Self Storage until its merger with Public Storage in 2006; aQuantive, Inc. until it was acquired by Microsoft in 2007; Orbitz Worldwide until 2011; and PopCap until it was acquired by Electronic Arts in 2011.  Mr. Fox holds an MBA from the Fuqua School of Business at Duke University, where he was a Fuqua Scholar, and a bachelor’s degree in business administration from Ohio University.  He is a certified public accountant in the State of Washington.

Mr. Fox’s financial, accounting and management expertise qualifies him to serve on our Board and to serve as chair of the Audit/Finance Committee.  As a result of his extensive accounting and financial management experience, Mr. Fox has a deep understanding of financial reporting processes, internal accounting and financial controls, independent auditor engagements, and other audit committee and board functions.  As a certified public accountant, and based on his extensive financial and accounting expertise and management experience, Mr. Fox is deemed to be an “audit committee financial expert,” as defined by the rules of the SEC. Additionally, his management experience across a diverse array of industries, including several technology and software companies, enables him to offer the Board a broad perspective on the challenges and opportunities facing the Company.

Jerry D. Gramaglia

Mr. Gramaglia, age 59, has been a director of Acxiom since 2009 and serves as the non-executive chairman of the board and as a member of the Board’s Executive Committee and Governance/Nominating Committee.  He served in 2011 for a four-month period as Acxiom’s interim chief executive officer and president while a search was conducted for a new CEO.  Mr. Gramaglia, a private investor and advisor to technology start-ups, previously served as partner for Arrowpath Venture Partners, and as president and chief operating officer of E*TRADE Group Inc. (NASDAQ: ETFC).  Mr. Gramaglia began his career at Procter & Gamble and later held senior marketing and general management positions at Nestle, PepsiCo, Imasco and Sprint.  He currently serves on the board of WageWorks (NYSE:  WAGE), a leading provider of tax-advantaged employee benefits, and is a former director of Coldwater Creek (NASDAQ: CWTR), a national retailer of women’s apparel.  He holds a bachelor’s degree in economics from Denison University.

Mr. Gramaglia’s experience as president, chief operating officer and chief marketing officer of a public company, his service on the boards of other public companies, and his marketing, financial, technology and management expertise qualify him to serve on our Board. Through his experience, Mr. Gramaglia brings an extensive, multi-disciplined perspective to the Board.  As an advisor to early-stage companies, Mr. Gramaglia’s knowledge of cutting-edge technological developments is particularly valuable as new and emerging technologies are important factors that contribute to the success of the Company.  His previous executive and board experience provide him with key skills in working with the other directors, understanding board processes and functions, responding to the financial, strategic and operational challenges and opportunities of our business, and overseeing management, all of which qualify him to chair the Board.

Clark M. Kokich

Mr. Kokich, age 63, has been a director of Acxiom since 2009 and serves as chair of the Board’s Technology & Innovation Committee and as a member of the Governance/Nominating Committee.  He is the executive chairman of the board of Marchex, Inc. (NASDAQ:  MCHX), a mobile and online advertising company based in Seattle, where he previously served as chief strategy officer from 2013 to 2015.  For the prior 14 years Mr. Kokich was an executive at Razorfish, a leading Seattle-based global consultancy in digital marketing and technology, serving most recently as chairman of the board.  Prior to joining Razorfish, he was CEO of Calla Bay, Inc.; prior to that he was director of sales and marketing for a division of McCaw Cellular Communications.  In his early career he spent 12 years in traditional advertising, including the position of executive vice president/managing director for Cole & Weber, a division of Ogilvy & Mather.  He is a director of Rocket Fuel, Inc. (NASDAQ:  FUEL), an advertising technology company, and EMP (Experience Music Project), a museum in Seattle, and he serves on the board of trustees for Childhaven, a Seattle children’s charity.  Mr. Kokich holds a bachelor’s degree in finance from the University of Oregon.

Mr. Kokich’s qualifications to serve on our Board include his background in the field of digital marketing and technology, his experience in traditional marketing, and his years of management experience.  This combination of experience in both management and marketing allow him to understand the Company’s challenges in a global marketplace.  Mr. Kokich also brings technological expertise to the Board gained through his service with Marchex, Rocket Fuel, Razorfish and other technology companies which qualifies him to chair the Technology & Innovation Committee.

Directors Whose Terms Expire in 2017

Timothy R. Cadogan

Mr. Cadogan, age 44, has been a director since 2012 and serves on the Audit/Finance Committee and the Technology & Innovation Committee of the Board.  He is the chief executive officer of OpenX Technologies, Inc., one of the world’s leading providers of digital advertising technology, enabling businesses to manage and maximize their advertising revenue.  From 2003–2008 Mr. Cadogan served as senior vice president of Global Advertising Marketplaces at Yahoo! (NASDAQ: YHOO) where he oversaw the primary advertising product lines including display, search and video. Previously at Yahoo!, he was vice president of search where he was responsible for both the consumer search and the paid search businesses.  Prior to joining Yahoo!, Mr. Cadogan was vice president of search at Overture (formerly GoTo.com), a consultant at The Boston Consulting Group, and a consultant at McKinsey & Company.  He holds a BSc degree from The London School of Economics, an MPhil degree in international relations from Oxford University, and an MBA from Stanford University.

Mr. Cadogan’s qualifications to serve on the Board include his extensive experience in the fields of digital advertising and technology as well as his years of management experience.  As the chief executive officer of a digital advertising business, Mr. Cadogan has extensive insight into managing complex business operations and overseeing business risk.

William T. Dillard II

Mr. Dillard, age 70, has been a director of Acxiom since 1988 and serves on the Audit/Finance Committee and the Compensation Committee of the Board.  He has served as a member of the Dillard’s, Inc. (NYSE: DDS) board of directors since 1968 and currently serves as the chairman of the board and chief executive officer of Dillard’s, Inc., a chain of traditional department stores based in Little Rock, Arkansas, with approximately 274 store locations and 23 clearance centers in 29 states.  Mr. Dillard is also a director of Barnes & Noble, Inc. (NYSE: BKS).  He served as the Company's lead independent director from 2006–2007.  He holds a bachelor’s degree in business administration from the University of Arkansas and an MBA from Harvard University.

Mr. Dillard’s qualifications to serve on our Board include his experience as the chairman and CEO of a public company, his financial acumen, and his service on the boards of other public companies.  Mr. Dillard’s understanding of corporate planning, risk management, executive compensation, and capital markets are an invaluable asset to our Board.  Based upon his service as a chief executive officer and his financial sophistication, Mr. Dillard is deemed to be an “audit committee financial expert,” as defined by the rules of the SEC.

Scott E. Howe

Mr. Howe, age 47, joined the Company in 2011 as its chief executive officer and president.  He currently serves on and chairs the Executive Committee of the Board.  Prior to joining Acxiom, he served as corporate vice president of Microsoft Advertising Business Group from 2007–2010.  In this role, he managed a multi-billion dollar business encompassing all emerging businesses related to online advertising, including search, display, ad networks, in-game, mobile, digital cable and a variety of enterprise software applications.  In 2010 he co-founded and served as interim CEO and president of King of the Web, Inc., a portfolio of online game shows.  Mr. Howe was employed from 1999–2007 as an executive and later as a corporate officer at aQuantive, Inc. where he managed three lines of business, including Avenue A|Razorfish (a leading Seattle-based global consultancy in digital marketing and technology), DRIVE Performance Media (now Microsoft Media Network), and Atlas International (an adserving technology now owned by Facebook).  Earlier in his career, he was with The Boston Consulting Group and Kidder, Peabody & Company, Inc.  He serves as a director of Blue Nile, Inc. (NASDAQ: NILE), a leading online retailer of diamonds and fine jewelry, and the Center for Medical Weight Loss.  He is also on the board of the Internet Advertising Bureau.  Mr. Howe served as a director of Geeknet (NASDAQ:  GKNT) from 2007–2010 and is a former director of Turn, Inc., a digital advertising company.   He is a magna cum laude graduate of Princeton University, where he earned a degree in economics, and he holds an MBA from Harvard University.

The Board of Directors believes it is important for Acxiom’s chief executive officer to serve as a member of the Board, as the CEO is in a unique position to understand the challenges and issues facing the Company.  Among Mr. Howe’s qualifications are his demonstrated leadership skills and his prior work experience, including over a decade of corporate leadership in the digital advertising industry, which qualify him to serve both as CEO and as a director.

Board of Directors’ Recommendation

The Board of Directors recommends that the stockholders vote FOR the election of Messrs. Battelle and Henderson at the 2015 Annual Meeting.

CORPORATE GOVERNANCE

Our Board of Directors believes that good corporate governance is important to ensure that Acxiom is managed for the long-term benefit of our stockholders.  This section describes key corporate governance practices that we have adopted.  Complete copies of our corporate governance principles, Board committee charters, codes of conduct and stock ownership guidelines are available on the Company’s website at www.acxiom.com, or you may request a printed copy of them by sending a written request to the Corporate Secretary at Acxiom Corporation, 601 E. Third Street, P.O. Box 8190, Little Rock, Arkansas, 72203-8190.  Acxiom’s management and the Board of Directors closely monitor corporate governance developments and will continue to evaluate their duties and responsibilities with the intention of complying with all applicable laws, rules and regulations.

Board and Committee Matters

All of the Company’s current non-employee directors have been determined by the Board to be independent.  In making these determinations, the Board reviewed the directors’ relationships, if any, with Acxiom, and determined that there are no relationships which would impair any director’s ability to exercise independent judgment in carrying out his or her responsibilities as a director.  There are no family relationships among any of our directors or executive officers.

The relationships considered by the Board in assessing each director’s independence included consideration of the fact that during the past fiscal year Acxiom purchased digital advertising services from OpenX Technologies, Inc. (“OpenX”), of which Mr. Cadogan is CEO.  The charges to Acxiom were based upon OpenX’s standard rates and totaled approximately $172,000 in the Company’s last fiscal year.  This amount represents approximately 0.017% of the total revenue of the Company and approximately 0.175% of the total revenue of OpenX for its most recent fiscal year, and the amount of the charges has been deemed by the Board to be immaterial to both companies.  This relationship was not required to be disclosed in this proxy statement as a “related-party transaction” under the rules and regulations of the SEC.

The Board also considered the fact that during the past fiscal year the Company provided marketing services to Dillard’s, Inc., of which director William T. Dillard II is the chairman and CEO.  The charges for the services were at the Company’s standard rates and totaled approximately $194,400 during the past fiscal year.  This amount represents approximately 0.019% of the total revenue of the Company and approximately 0.003% of the total revenue of Dillard’s, Inc. for its most recent fiscal year, and the amount of the charges has been deemed by the Board to be immaterial to both companies.  This relationship was not required to be disclosed in this proxy statement as a “related-party transaction” under the rules and regulations of the SEC.

Additionally, the Board has affirmatively determined that there are no other factors involving any of the other non-employee directors which would interfere with their ability to exercise independent judgment in carrying out their responsibilities as directors.

Our corporate governance principles give the Board of Directors the discretion to either separate or combine the positions of chief executive officer and chairman.  Since 2007, these positions have been separated. The Board of Directors believes that separating the positions improves the ability of the Board to exercise its oversight role over management by having a director who is not an officer or member of management serve in the role of chairman.  Appointing an independent chairman also simplifies our corporate governance structure by allowing the chairman to convene executive sessions with the independent directors and dispensing with the need for another director to discharge the role of lead director.  Separation of the two roles also enhances our corporate governance profile.  As noted above, Mr. Gramaglia is currently the non-executive chairman of the Board.

Quarterly meetings of the Board are held to review the Company’s strategy, financial performance, enterprise risks and significant developments, and to act on matters requiring Board approval.  If issues arise which require the full Board’s attention between regularly scheduled meetings, special meetings are called or action is taken by written consent.  Time is allotted at the end of each Board and committee meeting for the independent directors to meet in executive session outside the presence of management.  During the last fiscal year, the Board of Directors met 11 times.  All of the directors attended 75% or more of the meetings of the Board and of the committees on which they served during the past fiscal year.  Directors are expected to attend Board and stockholder meetings whenever possible.  At the 2014 annual meeting of stockholders, six directors (Messrs. Battelle, Cadogan, Fox, Gramaglia, Henderson and Howe) were in attendance.

  The Board currently has a standing Audit/Finance Committee, Compensation Committee, Executive Committee, Governance/Nominating Committee and Technology & Innovation Committee.  In the past fiscal year, the Audit/Finance Committee met eleven times. The Compensation Committee met eight times and took action pursuant to unanimous written consent in lieu of a meeting five times.  The Executive Committee met one time.  The Governance/Nominating Committee met four times. The Technology & Innovation Committee met four times.

             Copies of the committees’ charters are posted on the Company’s website at www.acxiom.com, and a description and a list of the current members of each committee is set forth below.

Audit/Finance Committee.  The members of the Audit/Finance Committee currently are Mr. Fox (Chair), Mr. Cadogan, Mr. Dillard and Dr. Hasselmo, each of whom is deemed independent under the NASDAQ listing standards and SEC rules.

The Audit/Finance Committee assists the Board in overseeing Acxiom’s financial statements and financial reporting process; systems of internal accounting and financial controls; independent auditors’ engagement, performance, independence and qualifications; internal audit function; disclosure controls and procedures; and legal, regulatory compliance and ethics programs as established by management and the Board.  In addition, the committee monitors all major financial matters pertaining to the Company, assists the Board in long-range financial planning, and makes recommendations regarding the Company’s capital and debt structure.  It oversees the management of certain of Acxiom’s risks, including the Company’s exposures in the areas of finance and accounting, legal, compliance, internal controls, IT security, insurance coverages, business continuity plans, and the implications, if any, on the civil rights of protected classes of individuals and the potential impact of such issues on the Company’s business, operations and reputation.  It recommends and prioritizes capital and financial commitments, monitors related performance measurements and reviews annual operating and capital budgets.  The committee also reviews large capital and unbudgeted expenditures.  Proposed acquisitions and divestitures are reviewed by the committee, and it makes recommendations regarding the Company’s hedging, dividend and tax policies.  The Board has determined that Mr. Fox and Mr. Dillard each qualify as “audit committee financial experts” as defined in SEC rules.

Compensation Committee.  The members of the Compensation Committee currently are Mr. Henderson (Chair), Mr. Battelle, Mr. Dillard and Mr. Fox, each of whom is deemed independent under the NASDAQ listing standards.

The Compensation Committee assists the Board in fulfilling its oversight responsibility related to compensation programs, plans and awards for Acxiom’s executive officers, and it administers the Company’s equity-based compensation plans.  The committee annually reviews and makes recommendations to the full Board regarding the annual goals and objectives for the CEO and makes a recommendation to the full Board regarding his compensation (except for that portion of the CEO’s compensation intended to qualify under Section 162(m), which is determined by the committee after consultation with the full Board).  The committee annually sets the compensation of the Company’s executive officers, and it reviews all of the Company’s compensation plans periodically and considers any risks associated with the plans and whether they are philosophically aligned with the executive officers’ compensation programs.  The committee has the authority to retain advisers to assist with the work of the committee as it deems necessary and appropriate.

Executive Committee. The members of the Executive Committee currently are Mr. Howe (Chair), Mr. Fox and Mr. Gramaglia.  The Executive Committee implements the policy decisions of the full Board of Directors and handles routine matters which arise during the interim periods between Board meetings consistent with the authority which has been delegated to the committee by the Board.

 Governance/Nominating Committee.  The members of the Governance/Nominating Committee currently are Dr. Hasselmo (Chair), Mr. Gramaglia, Mr. Henderson and Mr. Kokich, each of whom is deemed independent under the NASDAQ listing standards.  It is expected that Mr. Gramaglia will chair this committee after Dr. Hasselmo’s term on the Board ends on August 18, 2015.

This committee is responsible for reviewing and making recommendations to the Board with regard to the following: corporate governance principles, management succession plan, structure of Board committees, compensation of directors, self-evaluation process for the Board, ethics compliance programs, director orientation and director education programs.  In addition, the committee is charged with reviewing and approving any transaction required to be disclosed as a related-party transaction under SEC rules and regulations.  The committee’s charter specifies that no related-party transaction will be approved unless it is deemed by the committee to be commercially reasonable and in the best interests of, or not inconsistent with the best interests of, the Company.

The Governance/Nominating Committee is also responsible for screening and recommending qualified candidates to the Board for membership, and for annually recommending to the Board the nominees for director to be submitted for election at each annual meeting of the Company’s stockholders.  All nominations or appointments to the Board are approved by the full Board of Directors.  Directors who are up for re-nomination recuse themselves from votes regarding their own nominations at both the committee and the Board level.

The Governance/Nominating Committee identifies potential Board candidates through various methods, including recommendations from directors, management and stockholders.  The committee has the authority to retain search firms to identify director candidates and to approve the search firm’s fees and other retention terms.  The committee periodically reviews with the Chairman of the Board and the Chief Executive Officer the appropriate skills and characteristics required of Board members.  In reviewing potential candidates, the Governance/Nominating Committee considers applicable board and committee independence requirements imposed by the various committee charters, the NASDAQ listing standards and applicable law.  The committee also considers the number of other boards and committees on which a director candidate serves.

The Governance/Nominating Committee and Board seek directors who possess the highest personal and professional integrity, ethics and values, who are committed to representing the long-term interests of the stockholders and have an objective perspective and mature judgment.  Among the various criteria for selection as a Board member are the level of a potential candidate’s experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment, willingness to devote adequate time to Board duties, and a commitment to serve on the Board for an extended period of time in order to develop an in-depth knowledge of the Company, its strategy and its principal operations.  The Governance/Nominating Committee and Board seek candidates who demonstrate a willingness to evaluate management’s performance objectively and who have no activities or interests that could conflict with their responsibilities to Acxiom.

The Governance/Nominating Committee is responsible for assessing the appropriate balance of skills and characteristics required of Board members.  Nominees for director must meet the qualifications set forth in our corporate governance principles and the Governance/Nominating Committee charter, pursuant to which the Board and committee are mandated to use reasonable efforts to attract a diversified membership and to endeavor to have a Board representing diverse experience at policy-making levels in business, government, education and technology.  While the Governance/Nominating Committee continually seeks to identify potential candidates who would further enhance the diversity of the Board, it does not have a formal policy with respect to diversity.  Nominees must also comply with the Board of Directors’ code of business conduct and ethics, a copy of which is posted in the “About – Code of Ethics” section of our website at www.acxiom.com.

In accordance with the terms of the Company’s corporate governance principles, any nominees proposed by stockholders will be evaluated by the Governance/Nominating Committee in the same manner as nominees proposed by other sources.  To be considered by the Governance/Nominating Committee, a stockholder nominee must be submitted to the corporate secretary at the address and within the timeframe specified under the section of this proxy statement entitled “Stockholder Proposals.”  It is the policy of the Board that representatives of institutional investors may be considered for Board membership so long as the institution (a) does not own or control significant holdings (i.e., more than five percent of the total outstanding shares or other equity units) in businesses that are competitive with the Company; (b) fully discloses, on an ongoing basis, any currently existing and/or reasonably foreseeable conflicts of interest with the Company and/or its other stockholders; and (c) agrees to comply with the Company’s stock trading guidelines applicable to directors and senior members of management, as currently in force or as may be in force in the future.

Technology & Innovation Committee.  The members of the Technology & Innovation Committee are Mr. Kokich (Chair), Mr. Battelle, Mr. Cadogan and Mr. Henderson.

The purpose of the Committee is to oversee and provide counsel to the Board and management on matters of innovation, technology, strategy, and mergers and acquisitions.  Specifically, the committee was formed  (1) to assist management in its efforts to ensure that world-class technology, science and innovation are developed and leveraged throughout the Company in order to enhance stockholder value; (2) to provide understanding, clarification and validation to the Board on the fundamental technical and strategic direction of the Company; (3) to serve as a sounding board to management on issues related to innovation, technology, research and development, strategic direction, product development, intellectual property, partnerships, divestitures, and mergers and acquisitions; and (4) to make recommendations to the Board on the validity of management’s proposals regarding investments, divestitures, and mergers and acquisitions.

Other Committees.  In addition to the standing committees described above, the Board may establish other committees including additional standing committees or ad hoc committees to deal with a particular event or process.

Responsibility for Risk Management

Management has primary responsibility for identifying and managing risks facing Acxiom, subject to the oversight of the Board of Directors.  The CEO brings key business risks to the attention of the Board, generally in the context of the Company’s strategic and operating plans.  The Company’s director of risk management and the internal audit team prepare reports used by the Audit/Finance Committee to analyze the most serious enterprise risks facing the Company and to prioritize the items to be addressed in the annual internal audit plan.  The Company’s director of risk management and the internal audit team prepare risk assessments by conducting interviews and surveys with members of management across the Company and with the Audit/Finance Committee members to identify individual process and enterprise risks.

The committees of the Board assist in discharging the Board’s risk oversight role by performing certain subject matter responsibilities.  Risks regarding financial, accounting and legal issues, compliance and internal controls, IT security, insurance coverages and business continuity are overseen by the Audit/Finance Committee.   Risks related to the Company’s compensation programs are overseen by the Board’s Compensation Committee.  Risks associated with governance and executive succession planning are overseen by the Board’s Governance/Nominating Committee.  The Board of Directors, however, retains full oversight responsibility for all subject matters, regardless of whether any particular subject matter is assigned to a committee.  At each quarterly meeting, the Board receives a verbal summary of risk-related matters discussed in each of the committee meetings.  All directors have access to the minutes of all committee meetings.   The full Board is responsible for the overall risk assessment and management process and also directly oversees risks associated with the Company’s strategic plan, operating plan, products, human resources and organizational issues.

The Board’s administration of its risk oversight role has not specifically affected the Board’s leadership structure.  In establishing the Board’s current leadership structure, risk oversight was one factor among many factors considered, and the Board believes that the current leadership structure is conducive to and appropriate for its risk oversight role.  The Board regularly reviews its leadership structure and evaluates whether such structure, as well as the Board as a whole, is functioning effectively.  If in the future the Board believes that a change in its leadership structure is required to, or potentially could, improve the Board’s risk oversight role, it may make any changes it deems appropriate.

Communication with Directors

Communications relating to concerns about Acxiom's accounting, internal accounting controls, or auditing matters may be made via the Company’s website, www.acxiom.com, by visiting the Board of Directors page under the “About” section of the site, or by visiting  https://secure.ethicspoint.com/domain/media/en/gui/40223/index.html.  Incoming messages are monitored by Navex Global, an international ethics and compliance software and solution provider.

REAPPROVAL OF PERFORMANCE GOALS OF THE
AMENDED AND RESTATED 2010 EXECUTIVE CASH INCENTIVE PLAN
(Proposal No. 2 of the Proxy Card)

We are seeking stockholder approval of the material terms of the performance goals contained in the Amended and Restated 2010 Executive Cash Incentive Plan of Acxiom Corporation (the “2010 Plan”), under which “performance-based compensation” as defined in Section 162(m) of the Code may be awarded.  We are not proposing any amendments to the terms of the 2010 Plan in connection with this proposal.  A copy of the 2010 Plan, as most recently approved by the Compensation Committee on May 8, 2015, is attached to this proxy statement as Appendix A.

Section 162(m) limits our ability to deduct for federal income tax purposes certain compensation in excess of $1 million paid to our chief executive officer and our three other most highly compensated officers other than our chief financial officer, unless the compensation constitutes qualified performance-based compensation.  To constitute performance-based compensation, the material terms of the performance goals of the plan under which the performance-based compensation is granted must be disclosed to and approved by the stockholders from time to time.

Pursuant to the requirements of Section 162(m) and related regulations, the material terms of the performance goals of the 2010 Plan are being submitted for reapproval by our stockholders. For purposes of Section 162(m), the material terms of the performance goals include (i) the employees eligible to receive compensation under the 2010 Plan, (ii) a description of the business criteria on which the performance goal may be based and (iii) the maximum amount of compensation that can be paid to a participant under the performance goal, each of which is specifically described below in “Description of the 2010 Plan.” By approving this proposal, stockholders will be approving the material terms of the 2010 Plan’s performance goals for purposes of the performance-based compensation exception under Section 162(m).

As stated above, it is intended that stockholder reapproval of the material terms of the performance goals under the 2010 Plan will satisfy one condition of the performance-based compensation exception to Section 162(m)’s $1 million deduction limitation.  We anticipate that, in most cases, we will be able to comply with the remaining requirements of Section 162(m) and related regulations with respect to the payment of performance-based compensation under the 2010 Plan so as to be eligible for the performance-based compensation exception. However, it may not be possible in all cases to satisfy all of the requirements for the exception, and we may, in our sole discretion, determine that in one or more cases it is in the Company’s and our stockholders’ best interests to not satisfy the requirements for the performance-based compensation exception (even where possible).

Purpose of the 2010 Plan

The purpose of the 2010 Plan is to advance the interests of the Company and its stockholders by providing incentives in the form of cash bonus awards to certain officers and other employees of the Company and its subsidiaries. The 2010 Plan is intended to enable the Company to attract and retain appropriate executive talent and to motivate such officers to manage and grow the Company's business and to attain the performance goals articulated under the 2010 Plan.  The 2010 Plan is also intended to allow for the payment of performance-based compensation to certain executive officers of the Company exempt from the deduction limitation contained in Section 162(m).

Description of the 2010 Plan

The 2010 Plan was first approved by stockholders at the 2010 annual meeting of stockholders, and was recently amended and restated by the Compensation Committee on May 8, 2015 (i) to subject payments under the 2010 Plan to the Company’s recently adopted clawback policy, and (ii) to allow for participants under the 2010 Plan to designate a beneficiary to receive, in the event of the participant’s death, any award payable to the participant under the plan.  The following description of the 2010 Plan, as amended and restated, is qualified in its entirety by reference to the applicable provisions of the 2010 Plan in Appendix A.

Administration.  The 2010 Plan is administered by the Compensation Committee (or a subcommittee thereof established to administer the 2010 Plan) or such other committee as may be designated by the Board of Directors. The Compensation Committee is authorized to interpret the 2010 Plan, to establish, amend and rescind any rules and regulations relating to the 2010 Plan, and to make any other determinations that it deems necessary or desirable for the administration of the 2010 Plan. Any decision of the Compensation Committee is final, conclusive and binding.

Eligibility and Participation.  The 2010 Plan authorizes the Compensation Committee to select the employees to be granted awards under the plan, which may be any employee of the Company, including the Company’s executive officers. The number of eligible participants in the 2010 Plan will vary from year to year at the discretion of the Compensation Committee. During the last fiscal year, a total of six individuals were selected by the Compensation Committee to receive awards under the 2010 Plan.

Awards. Each year the Compensation Committee establishes award opportunities and performance targets for participants in the 2010 Plan. Award opportunities are set as a percentage of base salary. The performance goals and payout formulas need not be the same for each participant. The Compensation Committee also designates one or more performance periods, which may be based on a fiscal year or any other period designated by the committee. The maximum amount payable to any Covered Officer (as defined in the 2010 Plan) for any calendar year under the 2010 Plan is $3,000,000.

Following the close of a performance period, the Compensation Committee will evaluate the Company’s actual performance against the performance targets to determine the actual bonus to be paid under the 2010 Plan. Participants must achieve the performance goals established by the Compensation Committee in order to receive an award under the 2010 Plan.

Performance Goals.  The performance goals are based solely on one or more of the following criteria:

•	earnings before interest, taxes, depreciation and/or amortization
•	operating income or profit
•	operating efficiencies
•	return on equity, assets, capital, capital employed, or investment
•	after tax operating income
•	net income
•	earnings or book value per share
•	cash flow(s)
•	total sales or revenues or sales or revenues per employee, including total value of contracts executed in a given time period
•	production
•	stock price or total stockholder return
•	cost of capital or assets under management
•	strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures

In addition, to the extent consistent with Section 162(m), the performance goals may be calculated without regard to certain items.

Certification.  No awards will be paid for a performance period until the Compensation Committee has certified in writing whether the applicable performance goals have been met. The Compensation Committee retains the discretion to adjust any award payable to a participant; provided that, with respect to any Covered Officer (as defined in the 2010 Plan), the Compensation Committee may exercise discretion only to reduce the amount otherwise payable to any Covered Officer.

Payment.  The award payable as determined by the Compensation Committee must be paid after the end of the performance period. Except as the Compensation Committee may otherwise determine in its discretion, termination of a participant’s employment prior to the end of the performance period will result in the forfeiture of the award by the participant.  Any payments made under the 2010 Plan are subject to the Company’s clawback policy.

Amendment or Termination.  The Compensation Committee may amend, alter or discontinue the 2010 Plan at any time without stockholder approval, except if stockholder approval is required for payments that are made under the 2010 Plan to qualify for treatment as performance-based compensation under Section 162(m). No amendment, alteration or discontinuation may be made which would impair any of the rights or obligations under any award previously granted to a participant without that participant’s consent.  No consent is required, however, for the Compensation Committee to amend the 2010 Plan in such manner as it deems necessary to permit the granting of awards under the 2010 Plan to meet the requirements of any applicable law, rule or regulation.

Federal Income Tax Consequences. Payments made under the 2010 Plan will be taxable to the recipients when paid (unless the award otherwise becomes subject to taxation under the Code), and the Company or the subsidiary of the Company which employs the recipient will generally be entitled to a Federal income tax deduction in the calendar year for which the amount is paid, subject to certain limits on deductibility such as Section 162(m)’s $1 million deduction limitation.

New Plan Benefits

The following table sets forth the target awards that each of the following is eligible to receive under the 2010 Plan for fiscal 2016.

Name and Position	Target Dollar Value ($)
Scott E. Howe, CEO & President	$650,000
Warren C. Jenson, CFO & Executive Vice President	$515,000
Jerry C. Jones, Chief Ethics and Legal Officer & Executive Vice President	$263,250
Nada C. Stirratt, former Chief Revenue Officer & Executive Vice President	—1
Phillip L. Mui, Chief Innovation and Technical Officer	—2
All current executive officers as a group (6 people)	$2,110,750
All current directors who are not executive officers as a group	—3
All employees, including all current officers who are not executive officers, as a group (none)	—4

1	On January 12, 2015, the Company announced the resignation of Ms. Stirratt, effective March 31, 2015.

2	When he assumed his new role as Chief Innovation and Technical Officer, Dr. Mui was not designated by the Compensation Committee to participate in the 2010 Plan.

3	Only employees of the Company are eligible to participate in the 2010 Plan.

4	To date, for fiscal 2016 six executive officers have been designated by the Compensation Committee to participate in the 2010 Plan.

Board of Directors’ Recommendation

The Board of Directors recommends that the stockholders vote FOR reapproval of the material terms of the performance goals contained in the 2010 Plan.  The affirmative vote of a majority of the votes cast on this proposal is required for approval. Your approval of the material terms of the performance goals contained in the 2010 Plan is sought in order that awards granted to any Covered Officer (as defined in the 2010 Plan) under the 2010 Plan would not count towards the $1 million deductible compensation limit under Section 162(m).  If our stockholders do not approve this proposal, then we will not pay any awards to our Covered Officers under the 2010 Plan.

PROPOSAL TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE AMENDED AND RESTATED 2005 EQUITY COMPENSATION PLAN
AND TO REAPPROVE ITS PERFORMANCE GOALS
 (Proposal No. 3 of the Proxy Card)

Our stockholders are being asked to approve an increase in the number of shares available for issuance under the Amended and Restated 2005 Equity Compensation Plan of Acxiom Corporation (the “2005 Plan”) to increase the number of shares that may be issued under the 2005 Plan by 4,100,000 shares, from 24,325,000 shares to 28,425,000.  Additional shares are being sought to fund the Company’s expected equity compensation needs for the foreseeable future.  Due to equity grants made in connection with the acquisition of LiveRamp, Inc. (“LiveRamp”) in 2014, the significant market value fluctuations of Acxiom common stock since the 2013 annual meeting of stockholders (including the significant decline in the market value over the last 15 months), an increase in the number of participants selected by the Compensation Committee to receive awards under the 2005 Plan, and the one-time, transformational incentive awards granted to our CEO and CFO in connection with the renewal of their employment agreements, the number of shares available under the 2005 Plan was reduced more quickly than the Company anticipated when it sought stockholder approval for additional shares at the 2013 annual meeting of stockholders.  Due to these events and changes in circumstances, an insufficient number of shares remains available for future grant beyond the current fiscal year.

Additionally, stockholders are being asked to reapprove the material terms of the performance goals set forth in the 2005 Plan to allow for the continued payment of performance-based compensation to certain executive officers of the Company exempt from the deduction limitation contained in Section 162(m) Code.  By approving this proposal, the stockholders also will be reapproving the material terms of the 2005 Plan’s performance goals for purposes of Section 162(m).

 The increase in the number of shares authorized for issuance under the 2005 Plan has been approved by the Compensation Committee of the Board of Directors, subject to stockholder approval.  Other amendments to the 2005 Plan, which were approved by the Compensation Committee and which became effective as of May 8, 2015, do not require stockholder approval.  These amendments are discussed below in the section entitled “Description of the Other Amendments.”  A copy of the 2005 Plan is attached as Appendix B to this proxy statement.

Purpose of the 2005 Plan

The purpose of the 2005 Plan is to align long-term incentive compensation with the Company’s business strategies and with stockholder and investor interests, and to recruit and retain key individuals.  The Compensation Committee believes that providing employees with a proprietary interest in Acxiom’s business and, therefore, a more direct stake in its continuing welfare, will better align their interests with those of our stockholders.

Description of the 2005 Plan

The 2005 Plan was first approved by stockholders at the 2000 Annual Stockholders Meeting and has been amended from time to time.  The following description of the 2005 Plan is qualified in its entirety by reference to the applicable provisions of the 2005 Plan in Appendix B.

 Administration.  The 2005 Plan specifies that it will be administered by the Board of Directors or the Compensation Committee of the Board, and their lawful designees.  The administrator makes determinations such as to whom awards will be made, what type of awards will be made, how many shares will be subject to each grant, the duration and exercise price of stock options, vesting schedules, performance criteria, conditions upon which a grant may be forfeited, and any restriction, limitation, procedure or deferral related to a grant.  The Compensation Committee or the Board may establish any rules and regulations it considers necessary to administer the 2005 Plan.  All determinations of the Compensation Committee or Board are final and conclusive for all purposes.

 Eligible Participants.  Employees, directors, affiliates, independent contractors and consultants of Acxiom or any subsidiary or affiliated company are eligible to participate in the 2005 Plan.  During the last fiscal year, a total of 901 individuals were selected by the Compensation Committee to receive awards under the 2005 Plan.

Types of Awards.  The 2005 Plan permits awards of a variety of equity-based incentives, including stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance awards and other stock unit awards.

Stock Options.  Under the 2005 Plan, either incentive stock options or stock options that do not qualify as incentive options (non-qualified stock options) may be granted.   See the discussion regarding options below under “Federal Income Tax Treatment.”

The exercise price for stock options may not be less than 100% of the fair market value of Acxiom common stock on the date of the grant.  Without the further approval of the stockholders, no outstanding stock option granted under the 2005 Plan may be amended to reduce the exercise price or canceled in consideration for an award having a lower exercise price.  This will not, however, prohibit adjustments related to stock splits, stock dividends, recapitalizations and other changes in the corporate structure or shares of Acxiom.  The duration of options granted under the 2005 Plan, including the duration of options following a participant’s termination of employment, death or disability, is determined by the Compensation Committee or the Board in its sole discretion.  Both non-qualified and incentive stock options granted under the 2005 Plan may not be exercised more than 10 years after the date of grant, although each may be granted for a lesser duration.  Incentive stock options granted to a participant owning more than 10% of the total combined voting power of all classes of Acxiom stock may not be exercised more than five years from the date of grant.

At the time of exercise of an option, a participant must pay the full exercise price of the option in cash, by check or electronic funds transfer.  Additionally, a participant may pay the exercise price by one of the following additional forms of payment, as may be approved by the Compensation Committee or Board:

•
via a “broker’s cashless exercise” (i.e., through the sale of shares, by way of a broker, acquired upon exercise of the option having a fair market value equal to the exercise price pursuant to procedures approved by Acxiom);

•	by delivering shares of Acxiom common stock previously owned by the participant for at least six months and having a fair market value equal to the exercise price;
•	by authorizing Acxiom to withhold a number of shares of Acxiom common stock otherwise issuable to the participant upon exercise of an option having a fair market value equal to the exercise price; or
•	by any combination of the above.

Stock Appreciation Rights. SARs may, but need not be, identified with a specific stock option.  The exercise price for any SAR shall (i) for any SAR identified with a stock option, equal the exercise price of such option, or (ii) for any other SAR, not be less than 100% of the fair market value of Acxiom common stock on the date of the grant.  The duration of any SAR may not exceed ten years.

Restricted Stock and RSUs.  Restricted stock awards comprise shares of Acxiom common stock that are forfeitable until the restrictions imposed by the Compensation Committee or Board lapse.  Awards of RSUs provide the right to receive shares, cash or a combination thereof upon the lapse of the restrictions imposed by the Compensation Committee or Board.  Awards of restricted stock and RSUs may be subject to time-based restrictions, performance-based restrictions, or both.  Unless the Compensation Committee or Board determines otherwise, holders of restricted stock awards are entitled to receive dividends paid on the stock underlying the awards and to vote the shares of restricted stock during the restriction period.  Conversely, holders of RSUs are not entitled to dividend or voting rights prior to the time the applicable restrictions lapse and shares of Acxiom common stock are delivered pursuant to the award.  The Compensation Committee or Board may, however, grant holders of RSUs the right to receive dividend equivalent payments on such terms and conditions as set forth in the applicable grant documents.

Performance Awards.  The 2005 Plan also authorizes the award of performance awards, in the form of either performance shares or performance share units, on any terms and conditions that the Compensation Committee or the Board deems desirable.  Performance awards may be paid in cash, shares, or a combination thereof, as determined by the Compensation Committee or Board.

The Compensation Committee or Board may set performance goals that, depending on the extent to which they are met during a performance period applicable to an award, will determine the number of performance shares or units that will be delivered to a participant at the end of the performance period.  The performance goals may be set at threshold, target and maximum performance levels, and the number of performance shares or units to be delivered may be tied to the degree of attainment of the various performance levels specified under the various performance goals during the performance period, which may not be less than one year.  No payment may be made with respect to a performance award if any specified threshold performance level is not attained.  The Compensation Committee or Board may, however, grant holders of performance awards the right to receive dividend equivalent payments in an amount commensurate with earned performance awards, on such terms and conditions as set forth in the applicable grant documents.

Other Awards.  Other awards of shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Acxiom common stock or other property may be granted under the 2005 Plan to participants, either alone or in addition to other awards under the 2005 Plan.  Other stock awards may be paid in shares, cash or any other form of property as the Compensation Committee or the Board may determine.  Subject to the provisions of the 2005 Plan, the Compensation Committee or Board has sole and complete authority to determine who will receive such an award, the times at which such awards will be made, the number of shares to be granted, and all other terms and conditions of such awards.

The maximum number of shares of our common stock with respect to which stock options, SARs, restricted stock, RSUs, performance awards and other stock unit awards may be granted to a participant under the 2005 Plan for any calendar year is 400,000 shares.

Performance Measures.  If any award is intended to satisfy the conditions for deductibility under Section 162(m) as “performance-based compensation,” the award will contain pre-established objective performance goals for each performance period using one or more of the following performance measures:

•
earnings (either in the aggregate or on a per-share basis, reflecting dilution of shares as the Compensation Committee deems appropriate and, if the Compensation Committee so determines, net of or including dividends) before or after interest and taxes (EBIT) or before or after interest, taxes, depreciation, and amortization (EBITDA)

•	gross or net revenue or changes in annual revenues
•	cash flow(s) (including operating, free or net cash flows)
•	financial return ratios
•	total stockholder return, stockholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time
•	share price or share price appreciation
•	earnings growth or growth in earnings per share
•	return measures, including return or net return on assets, net assets, equity, capital, investment or gross sales
•	adjusted pre-tax margin
•	pre-tax profits
•	operating margins
•	operating profits
•	operating expenses
•	dividends

•	net income or net operating income
•	growth in operating earnings or growth in earnings per share
•	value of assets
•	market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas
•	aggregate product price and other product measures
•	expense or cost levels, in each case, where applicable, determined either on a company-wide basis or in respect of any one or more specified divisions
•	reduction of losses, loss ratios or expense ratios
•	reduction in fixed costs
•	operating cost management
•	cost of capital
•	debt reduction
•	productivity improvements
•	satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures
•	customer satisfaction based on specified objective goals or an Acxiom-sponsored customer survey
•	employee and consultant diversity goals

The Compensation Committee will designate the performance measures within the first 90 days of a year (or in the case of a performance period other than a year, no later than the date on which 25 percent of the performance period has lapsed) for any award intended to qualify as “performance-based compensation” under Section 162(m).

Performance goals may be applied to Acxiom as a whole (or a division, organization, or other business unit thereof), a subsidiary, an affiliated company, or of an individual participant, and they may be set at a specific level or expressed as a relative percentage to the comparable measure at comparison companies or a defined index.  Performance goals, to the extent applicable, must be based upon generally accepted accounting principles, but may be adjusted by the Compensation Committee to take into account the effect of the following:  (a) changes in accounting standards that may be required by the Financial Accounting Standards Board (or any applicable successor entity) after the performance goal is established; (b) realized investment gains and losses; (c) extraordinary, unusual, non-recurring, or infrequent items; (d) “non-GAAP financial measures” that have been included in Acxiom’s quarterly earnings releases and disclosed to investors in accordance with SEC regulations; and (e) any other items as the Compensation Committee determines to be required so that the operating results are computed on a comparative basis from period to period.  Determinations made by the Compensation Committee must be based on relevant objective information and/or financial data, and will be final and conclusive with respect to all affected parties.

Shares Reserved for Issuance.  The total number of shares of the Company’s common stock currently approved by the stockholders for issuance under the 2005 Plan is 24,325,000, of which, as of May 31, 2015, there remained 1,802,467 shares available for future issuance.  If any stock award or option is forfeited, any option or SAR terminates, expires or lapses without being exercised within the exercise period, or any SAR is exercised for cash, the shares underlying such awards will be available for re-issuance under the 2005 Plan.  To the extent any shares of Acxiom common stock subject to an award are not delivered to a participant because the shares are used to satisfy an applicable tax withholding obligation, those shares will be deemed delivered and will no longer be available for delivery under the 2005 Plan.  In the event there is any change in the number of shares of Acxiom common stock subject to the 2005 Plan resulting from a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or similar occurrence, then the number of shares reserved for issuance, the number of shares for which awards may be granted to any one participant, and the number of shares and the price per share subject to outstanding awards will be proportionally adjusted.

Amendment and Termination.  The Compensation Committee or the Board may amend the 2005 Plan and/or the terms of outstanding awards or grants; provided, however, that if an amendment would (i) materially increase the benefits to participants under the 2005 Plan, (ii) increase the aggregate number of shares that may be issued under the 2005 Plan, or (iii) materially modify the requirements for participation in the 2005 Plan by materially increasing the class or number of persons eligible to participate, then stockholder approval must be obtained.  To the extent necessary to comply with applicable laws and regulations, certain other amendments to the 2005 Plan or to any outstanding grant may require stockholder approval.  Any amendment that would impair the rights of a participant may not be made without the participant’s consent.  The 2005 Plan may be terminated at any time by the Board. No termination, however, will adversely affect the terms of any outstanding awards under the 2005 Plan.

Change in Control.  In connection with (i) a “change in control event” which may include a merger or consolidation of Acxiom, a sale of all or substantially all of its assets, the acquisition of a significant percentage of the voting power of the Company, or such other form of transaction as the Compensation Committee or the Board may determine constitutes a change in control event and (ii) with respect to any award issued after May 1, 2015 (other than performance awards or performance awards converted to restricted stock unit awards issued on or after May 1, 2015), a “termination event,” which is defined as a termination of the participant’s employment within three months immediately prior to or two years following the change in control event, the Compensation Committee or Board may determine that: (1) any outstanding options may become immediately exercisable; (2) any outstanding options may terminate within a specified number of days after notice to the affected participants, and the participant will receive an amount of cash equal to the excess of the fair market value of the shares immediately prior to the occurrence of the change in control (which shall be no less than the value being paid for such shares in the transaction) over the exercise price of the option; (3) restrictions and deferral limitations applicable to any restricted stock or RSU awards may become free of all restrictions and become fully vested and transferable; (4) all performance awards may be considered to be prorated, and any deferral or other restriction may lapse and such awards may be immediately settled or distributed; and/or (5) the restrictions and deferral limitations and other conditions applicable to any other stock unit awards or any other types of awards granted under the 2005 Plan may lapse, and such awards may become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the award not previously forfeited or vested.

Federal Income Tax Treatment.  The following discussion generally outlines certain U.S. federal income tax consequences of participating in the 2005 Plan and is based on current U.S. laws and regulations, all of which are subject to change.  This summary does not constitute tax advice and does not attempt to describe all of the possible tax consequences that could result from the acquisition, holding, exercise or disposition of any equity award made under the 2005 Plan or any of the underlying shares of common stock.  Because of the variety of awards that may be made under the 2005 Plan and the complexities of the tax laws, participants are encouraged to consult a tax advisor as to their individual circumstances.

Non-Qualified Stock Options.  There are currently no federal income tax consequences to either the participant or Acxiom upon the grant of a non-qualified option.  Upon the exercise of a non-qualified option, the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of each share on the date of exercise over the option price, and Acxiom generally will be entitled to a federal income tax deduction in the same amount.  Special rules apply to a participant who exercises a non-qualified option by paying the exercise price, in whole or in part, by the transfer of shares of previously owned Acxiom common stock.

Incentive Stock Options.  There are currently no federal income tax consequences to either the participant or Acxiom upon the grant of an incentive option.  The participant will not have to recognize any income upon the exercise of an incentive option, and Acxiom will not be allowed any deduction, as long as the participant does not dispose of the shares within two years from the date the incentive option was granted or within one year from the date the shares were transferred to the participant.  Upon the sale of the shares after the holding period requirement is satisfied, the participant will recognize a long-term capital gain (or loss) measured by the excess (or deficit) of the amount realized from the sale over the exercise price of the shares, but no deduction will be allowed to Acxiom.  If a participant disposes of the shares before the holding period is satisfied, the participant will recognize ordinary income in the year of the disposition, and Acxiom will be entitled to a corresponding deduction, in an amount equal to the lesser of (1) the excess of the fair market value of the shares on the date of exercise over the exercise price of the shares, or (2) the excess of the amount realized from the disposition over the exercise price of the shares.  Where shares are sold before the holding period is satisfied, the participant will also recognize a capital gain to the extent that the amount realized from the disposition of the shares exceeded the fair market value of the shares on the date of exercise.

Other Equity Incentives.  In general, upon the grant of SARs and certain performance shares, a participant would recognize no taxable income and Acxiom would receive no deduction.  Generally, at the time a participant receives payment under any of these other equity incentive awards, the participant will recognize compensation taxable as ordinary income in an amount equal to the cash or fair market value of the common stock received, and Acxiom would be entitled to receive a corresponding deduction.

A participant will not be taxed upon the grant of an equity award, including restricted stock and RSUs, if the award is subject to a “substantial risk of forfeiture,” as defined in the Code.  When the shares of common stock that are subject to such an award are no longer subject to a substantial risk of forfeiture, however, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the award, less any amount paid for the stock, and the Company will then be entitled to a corresponding deduction.  Generally, time-vesting RSUs are taxable as ordinary income to the participant on the date the award vests.

Historical Award Data

The following table includes information regarding outstanding equity awards under the 2005 Plan, shares currently available for future equity awards under the 2005 Plan, and the total shares outstanding as of May 31, 2015 (all without giving effect to stockholder approval of this proposal).  The closing market price of the Company’s common stock as reported by NASDAQ on that date was $16.57.

Total shares underlying outstanding options	3,513,215
Weighted average exercise price of outstanding options	$ 18.17
Weighted average remaining contractual life of outstanding options	4.85 years
Total shares underlying stock appreciation rights	245,404
Weighted average exercise price of stock appreciation rights (1)	$40.00
Weighted average remaining contractual life of outstanding appreciation rights	1.83 years
Total shares underlying outstanding unvested performance awards	717,389
Total shares underlying outstanding unvested restricted stock awards	312,575
Total shares underlying outstanding unvested RSUs	2,343,206
Total shares currently available for grant	1,768,774
Total shares currently available for grant as full-value awards	1,768,774
Total shares of common stock outstanding	78,278,616

(1)	The appreciation on outstanding stock appreciation rights is capped at $70.00.

In fiscal years 2013, 2014 and 2015, the Company granted 2005 Plan equity awards (gross equity grants, which do not reflect the impact of cancellations) representing a total of 1,563,380 shares, 1,081,921 shares and 3,050,568 shares, respectively. These awards reflect a three-year average burn rate of 2.5% under the 2005 Plan.  Burn rate is calculated by dividing the number of shares subject to equity awards granted under equity plans during the period by the weighted-average number of shares outstanding during the period.  Of the 3,050,568 shares granted in fiscal year 2015, 1,075,392 were time-vested restricted stock units granted to former LiveRamp employees subsequent to the acquisition of LiveRamp.   In addition to the grants under the 2005 Plan, we granted an additional 1,473,668 replacement stock options to LiveRamp employees that had outstanding and unvested options at the time of the acquisition.  These replacement options were not granted pursuant the 2005 Plan but rather were granted pursuant to the LiveRamp, Inc. 2006 Equity Incentive Plan, as amended, assumed by Acxiom in connection with the acquisition.  Combining these one-time replacement stock option grants with grants under the 2005 Plan results in a three-year average burn-rate of 3.2%.  Purchases under our share repurchase program, as described in our Annual Report on Form 10-K, have enabled us to mitigate the dilutive effect of past awards under the 2005 Plan, which effect is not reflected in the Company’s burn rate.

Notwithstanding circumstances not currently accounted for in our projections, such as significant market value fluctuations or acquisitions, and assuming stockholder approval of this proposal, the Board expects to continue to grant awards under the 2005 Plan consistent with the Company’s historic share utilization rates.

Amendment to Increase the Number of Shares Available under the 2005 Plan

If stockholders approve this proposal, a total of 28,425,000 shares would be authorized for issuance under the 2005 Plan, of which approximately 5,902,467 shares (1,802,467 shares available for grant under the 2005 Plan as of May 31, 2015 plus the additional 4,100,000 shares requested under this proposal) would be available for new awards.  Based on a review of the Company’s historical trends, if this proposal is approved, the Board believes the shares available for grant under the 2005 Plan will be sufficient to cover awards for the foreseeable future.

If the stockholders do not approve this proposal, the 2005 Plan will continue in full force and effect, except that the existing number of authorized shares will not be increased.   If stockholders do not approve this proposal, the Company expects to exhaust the existing reserve of shares authorized for issuance under the 2005 Plan in the next 12 months.  Without the additional shares, the Board believes its ability to attract and retain the most qualified employees may be greatly impaired.

Description of the Other Amendments

Stockholders are only being asked to approve the increase in the number of shares available for issuance under the 2005 Plan.  The 2005 Plan, however, includes other amendments that do not require stockholder approval which were effective upon the Compensation Committee’s previous approval, including amendments that:

•	state that grants made under the 2005 Plan are subject to the Company’s clawback policy;
•	limit the value of equity that may be granted to the Company’s non-employee directors to $400,000 per director per year;
•
provide for a double-trigger mechanism for RSU and stock option vesting upon a change in control (i.e., a change of control must have occurred and the employment of the affected associate must have been terminated); and

•	provide that the full amount of granted and delivered shares are counted against the 2005 Plan rather than net shares.

Reapproval of the Performance Goals

We are submitting to stockholders for reapproval the material terms of the performance goals of the 2005 Plan.  As explained in Proposal No. 2 of this proxy statement regarding the reapproval of the performance goals in the 2010 Plan, Section 162(m) generally places a $1 million annual limit on a company’s tax deduction for compensation paid to certain senior executives, other than compensation that qualifies as “performance-based compensation.”  To qualify as performance-based compensation under Section 162(m), the material terms of the performance goals of the plan under which the performance-based compensation is granted must be disclosed to and approved by the stockholders from time to time.  Pursuant to the requirements of Section 162(m) and related regulations, the material terms of the performance goals of the 2005 Plan are being submitted for reapproval by our stockholders. For purposes of Section 162(m), the material terms of the performance goals include (i) the employees eligible to receive compensation under the 2005 Plan, (ii) a description of the business criteria on which the performance goal may be based and (iii) the maximum amount of compensation that can be paid to a participant under the performance goal, each of which is specifically described above in “Description of the 2005 Plan.”

We are asking stockholders to approve the material terms of the performance goals under the 2005 Plan so that the awards under the 2005 Plan that are intended to qualify as “performance-based compensation” under Section 162(m) may be tax deductible.   By approving this proposal, the stockholders also will be approving the material terms of the 2005 Plan’s performance goals for purposes of the performance-based compensation exception under Section 162(m).  If stockholders do not reapprove the performance goals under the 2005 Plan, then awards granted under the 2005 Plan will not qualify as exempt performance-based compensation under Section 162(m).  If that happens, we may not be entitled to a tax deduction for some or all of the awards granted to our chief executive officer and our other most highly compensated executive officers.

New Plan Benefits

Future awards under the 2005 Plan are made at the discretion of the Compensation Committee and/or the Board.  Therefore, at this time, the benefits that may be received by any participant or group of participants under the 2005 Plan if our stockholders approve this proposal cannot be precisely determined.  Please refer to the “Executive Compensation - Grants of Plan-Based Awards for Fiscal Year 2015” table below, however, which provides information on the grants made to the named executive officers in fiscal 2015 pursuant to the 2005 Plan, and to the “Non-Employee Director Compensation” table below, which provides information on grants made to our non-employee directors in the last fiscal year pursuant to the 2005 Plan.  In addition, the table below reflects equity-based awards granted to all current executive officers as a group (“Executive Group”), all current non-executive officer employees as a group (“Employee Group”) and all directors as a group (“Director Group”) in fiscal 2015 pursuant to the 2005 Plan.

	Number of shares underlying stock options (#)(1)	Number of SARs (#)(2)	Number of RSUs (#)	Dollar Value ($)(3)	Number of Performance Units (#)	Dollar Value ($)(3)	Number of Performance RSUs (#)	Dollar Value ($)(3)	Number of Common Shares (#)	Dollar Value ($)(3)
Executive Group (5 persons)	265,738	245,404	260,907	$5,486,408	116,097	$2,239,511	312,575	$1,635,805	–	–

Employee Group	149,901	–	1,549,292	$32,824,218	150,654	$2,789,896	–	–	–	–

Director Group	–	–	–	–	–	–	–	–	33,693	$640,682

(1)	Of the 415,639 options granted in fiscal 2015, 381,509 were granted with an exercise price of $21.17 on May 20, 2014, and 34,130 were granted with an exercise price of $19.18 on November 11, 2014.

(2)
Reflects a one-time grant of premium-priced stock appreciation rights with an appreciation cap to Scott Howe, chief executive officer and president of Acxiom.  The premium-priced stock appreciation rights have an exercise price of $40 and a $70 appreciation cap.

(3)	These amounts reflect the grant date fair value of awards of RSUs, performance units, performance RSUs and common shares.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table contains information about our common stock which may be issued upon the exercise of options under our existing equity compensation plans as of the end of fiscal 2015 (March 31, 2015) as set forth in the Company’s Annual Report on Form 10-K:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	4,671,940(1)	$15.17	3,219,299
Equity compensation plans not approved by shareholders	221,106(2)	13.74	47,500
Total	4,893,046	$15.11	3,266,799

(1)
This figure represents stock options issued under shareholder-approved stock option plans, of which 1,001 options were assumed in connection with our acquisition of Digital Impact, Inc. in 2006 and 1,055,710 options were assumed in connection with our acquisition of LiveRamp in fiscal 2015.

(2)
Issued pursuant to the Company’s 2011 Nonqualified Equity Compensation Plan described below, which does not require shareholder approval under the exception provided for in NASDAQ Marketplace Rule 5635(c)(4).

Equity Compensation Plan Not Approved By Security Holders

The Company adopted the 2011 Nonqualified Equity Compensation Plan of Acxiom Corporation (the “2011 Plan”) for the purpose of making equity grants to induce new key executives to join the Company. The awards that may be made under the 2011 Plan include stock options, stock appreciation rights, restricted stock awards, RSU awards, performance awards, or other stock unit awards. In order to receive such an award, a person must be newly employed with the Company with the award being provided as an inducement material to their employment, provided the award is first properly approved by the board of directors or an independent committee of the board. The board of directors and its compensation committee are the administrators of the 2011 Plan, and as such, determine all matters relating to awards granted under the 2011 Plan, including the eligible recipients, whether and to what extent awards are to be granted, the number of shares to be covered by each grant and the terms and conditions of the awards. The 2011 Plan has not been approved by the Company’s shareholders.

Board of Directors’ Recommendation

The Board of Directors recommends that the stockholders vote FOR this proposal to increase the number of shares available for issuance under the 2005 Plan and to reapprove the material terms of the performance goals under the 2005 Plan.  Approval of this proposal requires a majority of the votes cast at the 2015 Annual Meeting.

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
(Proposal No. 4 of the Proxy Card)

In accordance with the Dodd-Frank Act and Rule 14a-21 under the Securities Exchange Act of 1934, the Company requests that our stockholders cast a non-binding, advisory vote to approve the compensation of the Company’s “Named Executive Officers” identified in the section titled “Compensation Discussion and Analysis” set forth below in this proxy statement.

In accordance with the Company’s compensation philosophy, our compensation programs are designed to attract, retain and motivate the management team to achieve the Company’s business goals on an annual and a long-term basis.  Key objectives of our compensation programs are to:

•	align leadership compensation with the business strategy, values and management initiatives;
•	align Company executives’ interests with stockholders’ interests;
•	motivate executives to achieve the highest level of performance;
•	provide a strong link between pay and performance; and
•	attract and retain the best executives through competitive, market-based plans.

Details concerning how we implement our compensation philosophy, and how we structure our compensation programs to meet the objectives listed above, are provided in the “Compensation Discussion and Analysis” section below.  In particular, we discuss how we design performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between executive pay and Company performance.

In light of the foregoing, we ask that stockholders vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement for the 2015 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.”

At the 2011 Annual Meeting of Stockholders, stockholders were provided an advisory (non-binding) vote on the frequency at which stockholder advisory votes on executive compensation (like this Proposal No. 4) should be held.  Consistent with the recommendation of the Board of Directors, approximately 90% of votes cast at the 2011 Annual Meeting were cast in favor of holding stockholders advisory votes on executive compensation on an annual basis.  Accordingly, the Company has determined to hold such votes on an annual basis, and the next advisory vote to approve the Company’s compensation of its named executive officers will be held at the 2016 annual meeting of stockholders.

While this vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board of Directors, we value the opinions of our stockholders.  Accordingly, the Board of Directors will take the results of this vote under advisement and will consider our stockholders’ concerns when making future decisions regarding the Company’s executive compensation programs.

Board of Directors’ Recommendation

The Board of Directors unanimously recommends a vote FOR the resolution to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
(Proposal No. 5 of the Proxy Card)

The Audit/Finance Committee has selected KPMG to serve as independent auditor for fiscal year 2016, and the stockholders are being asked to ratify this action.  We anticipate that a representative of KPMG will be present during the 2015 Annual Meeting and will have the opportunity to make a statement during the meeting if he or she desires to do so and to respond to appropriate questions.

Fees Billed For Services Rendered by Independent Auditor

The following table presents fees for professional audit services rendered by KPMG for the audits of the Company’s annual financial statements for the fiscal years ended March 31, 2015 and March 31, 2014, and fees billed for other services rendered by KPMG.

	2015	2014

Audit Fees (including quarterly reviews)(1)	$2,252,000	$1,803,000

Audit-Related Fees(2)	992,000	1,349,000

Tax Fees(3)	175,000	208,000

All Other Fees(4)	134,000	434,000

Total	$3,553,000	$3,794,000

(1)
Audit fees relate to professional services rendered in connection with the audit of our annual financial statements, the audit of our internal control over financial reporting, quarterly reviews of financial statements included in our Forms 10-Q and 10-K, and audit services provided in connection with other statutory and regulatory filings.

(2)	Audit-related fees include professional services related to our SSAE16 audits, audit services provided to one of our divisions and to the audit of our 401(k) retirement plan.

(3)
Tax fees include professional services rendered in connection with tax compliance and preparation relating to our tax audits, international tax compliance and tax consulting.  We do not engage KPMG to perform personal tax services for our executive officers.

(4)	Other fees include other permitted professional advisory services.

Audit/Finance Committee Pre-Approval Policy

The Audit/Finance Committee has adopted a policy for the pre-approval of engagements for audit, audit-related and non-audit services by the independent auditor.  The policy requires that the committee pre-approve all audit services and audit-related services to be performed by the independent auditor.  Such pre-approval may be made by the chairman of the Audit/Finance Committee so long as a report of the engagement is made to the full committee at its next quarterly meeting following the engagement.  In connection with any proposed engagement for non-audit services, the scope, nature and anticipated fees for such services must be agreed upon by management and the external auditor, who then must obtain the consent of the chairman of the Audit/Finance Committee to proceed with the proposed engagement. Upon the chairman’s consent, the independent auditor is authorized to enter into an engagement letter with the Company to conduct the non-audit services in accordance with the terms and conditions approved by the chairman.  All audit and non-audit services reflected in the table above were pre-approved by the Audit/Finance Committee in accordance with the policy, and none were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Board of Directors’ Recommendation

The Board of Directors recommends that the stockholders vote FOR the ratification of KPMG as the Company’s independent registered accountant for fiscal year 2016.  If the stockholders fail to ratify this appointment, the Audit/Finance Committee will reconsider whether to retain KPMG or another firm without resubmitting the matter to our stockholders.  Even if the appointment is ratified, the Audit/Finance Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such change would be in the Company’s best interests and in the best interests of our stockholders.

STOCK OWNERSHIP

The following table sets forth information as of June 10, 2015, with respect to the beneficial ownership of our common stock by:

•	each of our directors, nominees and named executive officers individually;

•	all of our directors, nominees and executive officers as a group; and

•	each person who is known to us to beneficially own more than 5% of our common stock.

Unless otherwise indicated, the address of each person named in the table below is c/o Acxiom Corporation, 601 E. Third Street, P.O. Box 8190, Little Rock, AR 72203-8190, and each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned.  The percentage listed in the column entitled “Percentage of Class” is calculated based on 77,934,785 shares of our common stock issued and outstanding as of June 10, 2015.  This number excludes 50,553,345 shares held in treasury.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security.  A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which that person has no economic interest.

Beneficial Owner	Shares Beneficially Owned		Percentage of Class
John L. Battelle	17,346		*
Timothy R. Cadogan	19,880		*
William T. Dillard II	126,901	1	*
Richard P. Fox	20,562		*
Jerry D. Gramaglia	75,208		*
Ann Die Hasselmo	64,414		*
William J. Henderson	55,345	1	*
Scott E. Howe	748,669	2	*
Warren C. Jenson	301,567	3	*
Jerry C. Jones	352,182	4	*
Clark M. Kokich	80,767		*
Philip L. Mui	199,006	5	*
Nada C. Stirratt	172,017	6	*

All directors, nominees and executive officers as a group (14 people)	1,964,898	7	2.49%

BlackRock, Inc.	6,562,187	8	8.42%
55 East 52nd Street
New York, NY 10022

Daruma Capital Management, LLC	4,869,143	9	6.25%
80 West 40th Street, 9th Floor
New York, NY 10018

The Vanguard Group	4,517,843	10	5.80%
100 Vanguard Blvd.
Malvern, PA 19355

Waddell & Reed Financial, Inc.	11,419,530	11	14.65%
6300 Lamar Avenue
Overland Park, KS 66202

*	Denotes less than 1%.

1	Includes 5,400 shares subject to options which are currently exercisable, of which 2,900 are in the money.

2	Includes 488,593 shares subject to options which are currently exercisable or exercisable within 60 days, of which 381,846 are in the money.

3	Includes 222,466 shares subject to options which are currently exercisable or exercisable within 60 days, of which 184,057 are in the money.

4	Includes 276,917 shares subject to options which are currently exercisable or exercisable within 60 days, of which 197,796 are in the money.

5	Includes 126,402 shares subject to options which are currently exercisable or exercisable within 60 days, of which 100,305 are in the money.

6	Includes 59,202 shares subject to options which are currently exercisable or exercisable within 60 days, of which 50,000 are in the money.

7	Includes 1,081,478 shares subject to options which are currently exercisable or exercisable within 60 days, of which 823,106 are in the money

8
This information is based solely upon information contained in a Schedule 13G/A filed on January 22, 2015.  According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 6,338,440 of the reported shares, no shared voting power with respect to any reported shares and sole dispositive power over all reported shares through its control of certain direct and indirect subsidiaries listed on Exhibit A attached to the Schedule 13G/A.

9
This information is based solely upon information contained in a Schedule 13G filed on February 17, 2015.  According to the Schedule 13G, Daruma Capital Management, LLC and its Chief Executive Officer, Mariko O. Gordon, each have no sole voting power with respect to any reported shares, shared voting power over 2,381,987 of the reported shares and shared dispositive power over all reported shares.

10
This information is based solely upon information contained in a Schedule 13G/A filed on February 10, 2015.  According to the Schedule 13G/A, The Vanguard Group has sole voting power over 107,231 of the reported shares, no shared voting power with respect to any reported shares, sole dispositive power over 4,416,112 of the reported shares, and shared dispositive power over 101,731 of the reported shares.

11
This information is based solely upon information contained in a Schedule 13G/A filed on February 13, 2015.  According to the Schedule 13G/A, Waddell & Reed Financial, Inc. has sole voting and dispositive power over all reported shares through its control of certain direct and indirect subsidiaries that are additional reporting persons listed in the Schedule 13G/A.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The purpose of this Compensation Discussion and Analysis is to provide information about the compensation programs for our named executive officers (collectively the “Named Executive Officers” or “NEOs”). The following individuals constitute our Named Executive Officers for fiscal year 2015 ending March 31, 2015:

•	Scott E. Howe, Chief Executive Officer & President, our CEO
•	Warren C. Jenson, Chief Financial Officer & Executive Vice President, our CFO
•	Nada C. Stirratt, former Chief Revenue Officer & Executive Vice President
•	Phil L. Mui, Ph.D., Chief Innovation and Technology Officer
•	Jerry C. Jones, Chief Ethics and Legal Officer & Executive Vice President

Compensation Philosophy and Objectives

Our general philosophy is that compensation should be designed to attract, retain and motivate our management team to achieve the business goals set by the Company on an annual and a long-term basis. In keeping with this philosophy, the key objectives of our executive compensation programs are to:

•	align leadership compensation with our business strategy, values and management initiatives;

•	align Company executives’ interests with stockholders’ interests;

•	motivate executives to achieve the highest level of performance;

•	provide a strong link between pay and performance; and

•	attract and retain the best executives through competitive, market-based plans.

We believe these objectives allow us to reward the overall performance and contribution of the executives while maintaining an appropriate correlation between executive pay and Company performance, including the execution of our business strategy. The following discussion shows how we use compensation awards and a number of other incentives to achieve these objectives.

Executive Summary

In fiscal year 2015, we continued our long-range strategic plan that is centered on systematically honing our focus to a core set of capabilities that will enable us to expand beyond Acxiom’s traditional roots and accelerate our data-driven offerings to deliver more value and results for marketing clients.  We continued to make progress against this strategic vision:

•	We went through a systemic process of reorganizing our company to run a better, more nimble business.

•
We added the best of breed onboarding capabilities with the purchase of LiveRamp, creating an open and neutral service for the entire industry that makes interconnectedness and audience distribution simple, standardized and secure.

•	We sold our 2Touch call center in the UK, allowing Acxiom to continue investing around our core strengths in recognition, data, insights and connectivity.

•
We continued our extensive work to separate our IT infrastructure management business from the marketing and data services business and recently entered into a definitive agreement with Charlesbank Capital Partners and M/C Partners for the purchase of the IT infrastructure management division, as announced on May 20, 2015.

The Compensation Committee (the “Committee”) continues to focus on pay for performance, as discussed below, and resulting fiscal year 2015 compensation reflects that philosophy.

Compensation Governance.  In addition to creating a compensation program that focuses on pay for performance, we believe that the following practices support our business strategy, culture and values:

•	We provide stockholders with an annual say-on-pay

•	Our executives are subject to stock ownership guidelines

•	We adopted a clawback policy in May 2015

•	The Committee engages an independent compensation consultant

•	Our performance-based compensation measures are designed to reflect our financial performance and enhance stockholder value

•	We emphasize long-term incentives with three-year performance periods

•	Our incentives include target and maximum payouts

•	We provide limited perquisites and retirement benefits

•	We do not re-price stock options

•	We have a policy that prohibits short sales, hedging or pledging of our stock

Results of Say-on-Pay Vote.  Each year, we provide stockholders with a “say-on-pay” advisory vote on our executive compensation.  At our 2014 Annual Meeting of Stockholders, more than 94% of the votes cast for the  say-on-pay proposal were in favor of our executive compensation program and policies.  The Committee evaluates the results of the say-on-pay vote each year and in light of the strong level of support, the Committee decided to maintain the core design of our compensation program for fiscal year 2015.  The Committee considers the outcome of say-on-pay votes, in addition to various other factors, when making future compensation decisions.

Pay for Performance.  For fiscal year 2015, we continued our performance oriented pay programs, with annual cash incentive awards and longer term performance-based equity awards.  This decision was based on our view that consistent and understandable performance incentives provide focus and a clear line of sight to achievement of Company objectives for our executives which in turn enhances an executive’s performance.

Cash-Incentives.  We provide annual cash incentives under our 2010 Cash Incentive Plan (the “Cash Incentive Plan”).  We utilized the same performance measures for fiscal 2015 as those utilized in fiscal year 2014, Adjusted Revenue and Adjusted EPS (as defined below). These measures directly link executive compensation to Company financial performance.  We believe that a strong focus on Adjusted Revenue and Adjusted EPS enhances our efforts to create value for stockholders and is consistent with peer group practice for performance pay programs.

Fiscal Year 2015 Cash Incentive Plan – Actual Results.  Our actual results for fiscal year 2015 include:

Fiscal Year 2015 Cash Incentive Plan Results

Performance Measure	Weighting (%)	Fiscal Year 2015 Results	Comparison to Target

Adjusted Revenue1	50%	$1,030 million	-4.8%
Adjusted EPS 2	50%	$.80	-9.1%

1
“Adjusted Revenue” is a non-GAAP financial measure that is determined in accordance with the terms of the Cash Incentive Plan.  We define “Adjusted Revenue” to mean revenue adjusted to (i) include budgeted revenue lost as a result of the 2Touch divestiture and (ii) exclude budgeted revenue provided by the acquisition of LiveRamp.  See Schedule 1 on page 49 for an explanation of how this number is calculated and how it is reconciled to the Company’s audited financial statements.

2
“Adjusted EPS” is a non-GAAP financial measure that is pre-determined in accordance with the terms of the Cash Incentive Plan and is defined to mean earnings per share excluding certain items (after tax) and adjusted to (i) include budgeted net income lost as a result of the 2Touch divesture and (ii) exclude the budgeted net loss provided by the acquisition of LiveRamp.  See Schedule 1 on page 49 for an explanation of how this number is calculated and how it is reconciled to the Company’s audited financial statements

Based on the Company’s financial results, the NEOs were each eligible to receive up to 65% of their target cash incentive for fiscal year 2015. This amount may be adjusted by up to +/-30% pursuant to the terms of the Cash Incentive Plan for individual performance based on the recommendation of the CEO and approval of the Committee. Additional information about the Cash Incentive Plan is provided below under 2015 Executive Compensation Components – Cash Incentives.

Long-Term Incentives.  Long-term incentive grants to the NEOs in fiscal year 2015 were heavily weighted (70% of estimated award value at the time of grant) towards Company performance.  Equity awards included stock options and restricted stock units with time-based vesting and performance units.  The performance units earned will be determined based on diluted non-GAAP earnings per share growth, or EPS growth, and modified by as much as +/-20% based on total shareholder return of the Company compared to the Standard and Poor’s Midcap 400 over a three-year performance period beginning April 1, 2014 and ending March 31, 2017. The level of achievement under these awards will not be determinable until the end of the performance period at the conclusion of fiscal year 2017.

           Fiscal Year 2013 Performance Units – Actual Results.  The three-year performance period for fiscal year 2013 performance units was completed on March 31, 2015.  In May 2015, the Committee certified that, based on actual performance for the three-year performance period compared to the pre-established goals, the threshold EPS was not met, and no awards were payable.

The following charts present the overall mix of target pay by compensation element for the CEO and all other NEOs as a group for fiscal year 2015.

Stock Ownership Guidelines

Our executive officers are subject to stock ownership guidelines designed to ensure that they have a meaningful stake in the Company.  The guidelines are intended to balance an officer’s need for portfolio diversification while ensuring that his or her interests are closely aligned with interests of our shareholders’ interests.  Our stock ownership guidelines are summarized below:

•	CEO – 3 times base salary
•	Other executive officers – 1 times base salary

All of the NEOs that currently serve as executive officers of the Company have exceeded the ownership guidelines.

Each executive generally has five years from the date of appointment to attain the ownership level.  Under the guidelines, stock ownership includes shares:  purchased on the open market; owned jointly with, or separately, by immediate family members (spouse and dependent children); held in trust for the NEO or immediate family member; held through any Company-sponsored plan such as an employee stock purchase plan, a qualified retirement plan or a supplemental executive retirement plan; obtained through the exercise of stock options; and 50% of restricted stock units (“RSUs”) (after deduction of applicable federal and state taxes).

Until the ownership levels are met, the officer is expected to retain 50% of the net shares acquired upon option exercises, and 50% of the shares issued upon the vesting of RSUs or performance units (after taxes).  Failure to meet or, in unique circumstances, to show sustained progress toward meeting the above guidelines may result in a reduction in future equity awards or cash incentive payouts in the form of stock.

Elements of Compensation

The compensation program for the NEOs consists of the following elements:

•	Base Salary, which provides a consistent level of base compensation not contingent on Company performance.

•	Cash Incentives, which link pay to performance by rewarding NEOs for achieving annual goals that contribute to long-term business performance.

•	Long-Term Incentives, which reward NEOs for long-term increases in the Company’s EPS and stock value and encourage retention of the NEOs.

•	Retirement Benefits, which promote financial security and reward long-term employment with the Company.

•
Broad-Based Employee Benefits, which encourage the overall health, stability and well-being of employees (including the NEOs), such as health benefits, life insurance, disability benefits and an employee stock purchase plan.

One of our goals is to allocate a significant portion of compensation paid to our executive officers through performance-based incentive programs. We also strive to allocate total direct compensation in a manner that is competitive with our Comparison Group (as defined below) and properly aligned with shareholder interests. Each of the compensation elements is designed to provide the NEOs with a distinct remuneration opportunity and, when taken together, we believe they provide the NEOs with a balanced yet competitive mix of short- and long-term compensation.

How Compensation Is Determined

Role of the Committee.  The Committee oversees the design, development and implementation of our executive compensation program. The Committee:

•	annually reviews and approves the compensation of our executive officers, other than the CEO;

•	annually reviews and approves the compensation of our CEO that is intended to comply with Section 162(m) of the Internal Revenue Code (“Section 162(m)”), in consultation with our Board; and

•	makes a recommendation to the Board for approval of our CEO’s other compensation.

In carrying out its oversight responsibilities, the Committee establishes the amounts and the mix of compensation between base salary, annual cash incentives and long-term equity incentives.  The Committee also oversees our incentive and equity-based executive compensation plans and establishes performance targets for performance-based awards. The Committee periodically reviews our change in control, severance and retirement arrangements, deferred compensation programs, senior leadership benefits and perquisites. The Committee reviews and considers risks associated with our compensation philosophy and program as discussed below under Compensation Risk Assessment.

Role of Compensation Advisors.  For fiscal year 2015, the Committee again engaged a consultant from Pay Governance, as its independent compensation consultant to assist the Committee with the structure of our senior executive compensation programs. The consultant provided the Committee with market data and made recommendations with respect to compensation mix and levels. The Committee also engaged independent legal counsel to assist with the Committee’s review and analysis of our senior executive compensation program in light of current market, economic, regulatory and our business conditions.  The Committee has conducted an independence assessment of its advisors and has determined that no conflict of interest exists that would require disclosure under SEC rules.

Process for Determining CEO Compensation.  Our Board annually evaluates our CEO’s performance in light of our strategic plan, operating goals and objectives relating to executive compensation.  Our executive compensation objectives include maintaining competitive pay, linking pay to performance, promoting the creation of shareholder value and encouraging retention. The Committee considers the results of this evaluation. In consultation with its compensation consultant, the Committee also considers general market conditions and specific industry trends. The Committee reviews each element of our CEO’s compensation, his employment agreement, a tally sheet to evaluate his total compensation package, and assists the Board in assessing our CEO’s total compensation. The Committee also considers our business results and tax deductibility of our CEO’s compensation. Any recommendations from the Committee are submitted to the Board for approval, other than elements of compensation intended to comply with Section 162(m) which are determined exclusively by the Committee.  The CEO does not participate in discussions or decisions regarding his own compensation.

Process for Determining Compensation for Other NEOs.  The CEO annually evaluates the performance of each of our other NEOs.  The CEO makes a recommendation for the compensation of each NEO to the Committee based upon his evaluation and information supplied by the compensation consultant. The Committee considers the CEO’s recommendation in light of our strategic plan, operating goals and compensation philosophy. In consultation with its compensation consultant, the Committee also considers general market conditions and specific industry trends. The Committee also reviews tally sheets with respect to the NEOs, our business results and tax deductibility considerations.

Competitive Analysis.  The Committee also considers peer group compensation information as a reference point each year in reviewing the executive compensation of our NEOs.  Our peer group consists primarily of information services companies against which we compete for specialized talent and experience possessed by our NEOs.  The Committee also reviews data from the Radford Executive Survey covering a group of similarly-sized companies from a variety of high-tech industries published by Aon Consulting as well as a group of general industry companies which is of particular relevance to positions with generally transferable skills such as legal and finance.  We refer to our peer group, the general industry group and the Radford survey data collectively as the “Comparison Group.”

Our fiscal year 2015 peer group included the following companies, which are the same as fiscal year 2014 except for the removal of ValueClick, Inc., which merged with Conversant, Inc.(which was added to the peer group), and Valassis Communications, which was acquired by Harland Clarke Holdings Corp.  The peer group is as follows:

Akamai Technologies, Inc.	Equifax Inc.	Informatica Corporation
Alliance Data Systems Corporation	Fair Isaac Corporation	Sapient Corporation
AOL, Inc.	Global Payments Inc.	The Dun & Bradstreet Corporation

comScore, Inc.	Harte Hanks, Inc.	Total System Services, Inc.
Conversant, Inc.	Heartland Payment Systems, Inc.	United Online, Inc.
CoreLogic, Inc.	IHS Inc.

The Committee reviews each compensation element and aggregate total direct compensation (the sum of base salary, cash incentives and long-term incentives) for each of our NEOs compared to similarly situated employees of companies in the Comparison Group, but does not target compensation to a specific percentile of the market data.  In determining actual pay levels, the Committee considers the Comparison Group data as well as other factors in its collective judgment including: the executive’s experience, performance, internal pay equity, scope of responsibilities and specific skills, together with his or her ability to impact business results, or other business conditions.

Compensation Risk Assessment.  The Company and the Committee consider many factors in making compensation decisions for our executives.  One factor is the risk associated with our compensation programs.  During the first quarter of fiscal year 2015, the Committee conducted its annual risk assessment of our compensation policies and practices covering all employees.  After a review and assessment of potential risks, the Committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company for the following reasons, among others:

•	We believe our compensation programs appropriately balance short-term and long-term incentives;

•	Our long-term incentive grants for senior management are allocated between stock options, RSUs, stock appreciation rights and performance units, which provides a balance of incentives;

•	Our cash incentive plan contains caps on maximum payouts and the Committee generally retains authority to reduce incentive plan payouts in its discretion;

•
Our performance-based plans are not overly reliant on one performance metric and they include the use of multiple multi-year performance measures to mitigate the risk of employees focusing exclusively on short-term growth at the expense of sustained profitability and increase in shareholder value; and

•
Our stock ownership guidelines require our executives to hold significant amounts of Company equity, which commits an appropriate portion of their compensation to the long-term performance of the Company.

2015 Executive Compensation Components

Set forth below is a discussion of the principal components of fiscal year 2015 compensation for our NEOs.

Base Salary.  Base salaries for the NEOs are initially established in connection with their hire and are subject to annual adjustment. The Committee sets base salaries based on the executives’ responsibilities, length of service, demonstrated personal performance, Company performance, internal pay equity, tax considerations, and the Comparison Group data. We believe that providing a competitive base salary is essential to attracting and retaining qualified and valued executives.

As an executive’s responsibilities and ability to affect the financial results of the Company increase, base salary becomes a smaller component of total compensation and long-term, equity-based compensation becomes a larger component, further aligning his or her interests with those of the shareholders. The base salaries of the CEO and the other executive officers are reviewed in May of each year and are subject to adjustment.

The following table sets forth the base salaries for the NEOs for fiscal year 2015:

Fiscal Year 2015 Base Salaries

NEO	Annual Base Salary	% Increase from Fiscal Year 2014
Scott E. Howe	$650,000	0%
Warren C. Jenson	$515,000	3%
Nada C. Stirratt	$515,000	1%
Phil L. Mui	$480,000	9.1%
Jerry C. Jones	$405,000	3%

Mr. Howe did not receive an increase in fiscal year 2015 due to both Mr. Howe and the Committee’s desire that a greater portion of his total compensation opportunity be paid in the form of equity. See page 44 for Mr. Howe’s total direct compensation for fiscal year 2015. The other NEO’s base salaries were increased after considering salary levels of similarly situated employees of companies in the Comparison Group, each officer’s specific responsibilities and experience level, and recommendations by our CEO regarding individual performance and retention considerations.

 Cash Incentives.  Payment opportunities for awards under the Cash Incentive Plan are expressed as a percentage of base salary and reflect each individual’s contributions to the Company and the market level of compensation for such position.  The Cash Incentive Plan also provides the Committee with the ability to adjust payouts up or down by up to 30% based on individual performance as determined by the Committee for the CEO and as recommended by the CEO for other Named Executive Officers. All individual performance adjustments are approved by the Committee in its sole discretion.

The following table sets forth the target cash incentives for the NEOs for fiscal year 2015:

Fiscal Year 2015 Target – Cash Incentives

NEO	Target Cash Incentive *
	% of Base Salary	Amount
Scott E. Howe	100%	$650,000
Warren C. Jenson	100%	$515,000
Nada C. Stirratt	100%	$515,000
Phil L. Mui	65%	$312,000
Jerry C. Jones	65%	$263,250

* The maximum cash incentive for each NEO under the Cash Incentive Plan is 200% of the target incentive.

  Mr. Jenson’s target cash incentive opportunity was increased from 85% to 100% in fiscal year 2015. No other NEO’s target cash incentive as a percentage of base salary were adjusted.

Performance Measures.  In fiscal year 2015, the performance measures utilized under the Cash Incentive Plan for all participating NEOs were Adjusted Revenue and Adjusted EPS.  The performance measures were weighted 50% for Adjusted Revenue and 50% for Adjusted EPS.  The Committee selected these performance measures because it believes that achieving the target Adjusted Revenue and Adjusted EPS amounts would align the Company executives’ interests with shareholders’ interest and reflects success in key financial areas critical to the long term success of the Company.

For fiscal year 2015 the Committee set a threshold, target and maximum attainment amount for each performance measure as follows:

Fiscal Year 2015 Cash Incentive
Threshold, Target and Maximum Attainment Levels*

	Threshold	Target	Maximum
Adjusted Revenue	$974,000	$1,082,000	$1,190,000
Adjusted EPS	$0.79	$0.88	$0.97
Payment	Up to 50%	Up to 100%	Up to 200%

* Dollars in thousands, except for Adjusted EPS

For any payment to be made under the Cash Incentive Plan, the Company must achieve the threshold amount for the Adjusted EPS performance measure.  If the Company fails to achieve the threshold amount for Adjusted EPS, no awards are payable under the Cash Incentive Plan, notwithstanding the level of achievement in Adjusted Revenue.

As provided in the Cash Incentive Plan, performance measures are subject to adjustment by the Committee in recognition of unusual or nonrecurring events affecting the participant, the Company, or any subsidiary or affiliate, or the financial statements of the Company or of any subsidiary or affiliate; in the event of changes in applicable laws, regulations or accounting principles; or in the event the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the plan, subject to certain exceptions for awards intended to comply with Section 162(m).

Fiscal Year 2015 Cash Incentive Measures – Adjusted Results

The results for the fiscal year 2015 Cash Incentive Plan were Adjusted Revenue of $1,030 million and diluted Adjusted EPS of $0.80.  Adjusted Revenue and Adjusted EPS were calculated in accordance with the terms of the Cash Incentive Plan as determined by the Committee.  See Schedule 1 on page 49 for a reconciliation of our GAAP revenue to Adjusted Revenue and our GAAP earnings per share to Adjusted EPS.

Because the Company exceeded the threshold Adjusted EPS amount of $.79 during fiscal year 2015, and the Company attained 75% of the Adjusted Revenue target payment, and 55% of the Adjusted EPS target payment, the NEOs were eligible to receive up to 65% of their target cash incentives under the Cash Incentive Plan for fiscal year 2015.

Fiscal Year 2015 Cash Incentive Performance Results*

Measures	Weighting	Threshold	Target	Maximum	Actual	Actual as a % of Target	Payout as a % of Target
Adjusted Revenue	50%	$974,000	$1,082,000	$1,190,000	$1,029,814	95%	75%
Adjusted EPS	50%	$0.79	$0.88	$0.97	$0.80	91%	55%
				Weighted Payout as a % of Target			65%

* Dollars in thousands, except for Adjusted EPS

Pursuant to the Cash Incentive Plan, the actual payments to four NEOs were adjusted based on individual performance using the individual performance modifier percentages below.  Mr. Howe’s amount was adjusted to reflect the declining revenue of our Marketing Services business that occurred in fiscal year 2015.  Dr. Mui’s amount was adjusted down due to a narrowed scope of his responsibilities in fiscal year 2015 that focused his time on product innovation and early stage development. Ms. Stirratt did not receive a payment for fiscal year 2015 due to her departure effective March 31, 2015 which made her ineligible for payment. The amount of the actual bonus payments are detailed in the table below:

Executive	FYE 2015 Target Incentive	Financial Performance Factor	Target x Financial Performance Factor	Individual Performance Modifier	Actual Incentive Earned	Actual as a % of Target
Scott E. Howe	$650,000	65%	$422,500	71%	$300,000	46%
Warren C. Jenson	$515,000	65%	$334,750	102%	$340,000	66%
Nada C. Stirratt			---------- Not Eligible ----------
Phil L. Mui	$312,000	65%	$202,800	70%	$142,000	46%
Jerry C. Jones	$263,250	65%	$171,113	101%	$172,000	65%

In addition to the above, Ms. Stirratt was also eligible to receive a $100,000 payment under the Cash Incentive Plan for each 1% of over-attainment of the Company’s fiscal year 2015 certain budgeted Marketing and Data Services revenue.  This approach was designed to provide an additional incentive to Ms. Stirratt to increase revenue in businesses that are a near-term strategic focus for the Company and a key part of the strategy to create superior shareholder returns.  The Marketing and Data Services target revenue was not achieved, so no payment was made to Ms. Stirratt under the commission plan.  Also in addition to the above, Mr. Jones was paid an $80,000 discretionary bonus in recognition of his extraordinary contributions during fiscal year 2015 in the development of revenue opportunities and corporate development matters.  This bonus was not paid under the Cash Incentive Plan.

Long-Term Incentives.  We believe long-term equity-based compensation is an effective tool for motivating the creation of value for shareholders because the value of such compensation has a direct correlation to the long-term appreciation of the Company’s stock price.  Long-term incentives can also serve to discourage inappropriate short-term risk taking behaviors.

For fiscal year 2015, long-term incentive awards for our NEOs consisted of a grant to each executive in the form of 30% non-qualified stock options, 30% RSUs, and 40% performance units. The stock options and RSUs vest annually in equal increments over a period of four years beginning on the first anniversary of the grant date. The performance units are earned based upon the attainment of performance targets after a three-year performance period.  Each performance unit entitles the holder to a number of shares ranging from zero to 200% of the performance units awarded.  Fiscal year 2015 performance unit awards will be earned based on adjusted diluted earnings per share growth over a 3-year period as set forth in the following table:

Fiscal Year 2015 Performance Unit Awards – Performance Measure

3-Year EPS CAGR	Resulting Fiscal Year 2017 EPS	% Performance Units Earned*
<10%	Below $1.18	0%
10%	$1.18	50%
14%	$1.31	100%
17%	$1.44	200%

* Performance units earned are linear between stated target levels.

The performance units earned will be modified by as much as +/-20% based on total shareholder return, or TSR, of the Company compared to the Standard and Poor’s Midcap 400 over a three-year performance period beginning April 1, 2014 and ending March 31, 2017 as set forth below:

Fiscal Year 2015 Performance Unit Awards – Modifier

Total Shareholder Return Percentile	Total Shareholder Return Modifier*
below 25th	0.8
50th	1.0
75th and above	1.2

* The modifier between target levels will be calculated using straight line interpolation.

TSR for the Company and for the Standard and Poor’s Midcap 400 is calculated by dividing the difference between the starting and ending share price for the performance period (taking into account any dividends) by the starting share price.  For purposes of calculating both the Company’s TSR and the TSR for the companies in the index, the share prices will be calculated using the average of the opening and closing prices of the common stock for the 20 trading days preceding the starting and ending dates.

The mix of long-term incentives among stock options, RSUs and performance units reflects our desire to provide grants which align the NEOs’ compensation with shareholder interests, reward Company performance (in both the short- and long-term) and encourage retention. The four-year incremental vesting period for stock options and RSUs is intended to encourage retention while rewarding increases in the price of our stock. The three-year performance period for performance units is intended to encourage retention along with long-term earnings per share growth and stock price appreciation equal to or greater than the Standard and Poor’s Midcap 400.

The Committee sets long-term incentive target amounts based on the executives’ responsibilities, length of service, demonstrated personal performance, Company performance, internal pay equity, tax considerations, and the Comparison Group data.

The following table sets forth the grant date fair value of long-term incentives awarded to NEOs in fiscal year 2015:

Fiscal Year 2015 Long-Term Incentives – Total Target Amounts

NEO	Long-Term Incentive
Scott E. Howe *	$3,797,324
Warren C. Jenson *	$1,539,897
Nada C. Stirratt	$1,077,874
Phil L. Mui	$1,029,628
Jerry C. Jones	$436,297

 *In addition to the above grants, Mr. Howe and Mr. Jenson were also granted one-time transformational incentive awards in connection with the execution of a new employment agreement with the Company.  Mr. Howe was granted awards with a grant date value of $1,588,380 and Mr. Jenson was granted awards with a grant date value of $1,520,722.  For additional information regarding their employment agreements, see pages 47 - 48.

Total Direct Compensation. The following table sets forth the target total direct compensation for the NEOs for fiscal year 2015. “Target total direct compensation” is the sum of each NEO’s base salary, target cash incentives under the Cash Incentive Plan, and target long-term equity-based compensation.  Target total direct compensation is used by the Committee and the Board in making annual compensation decisions.  This figure excludes amounts to which the NEOs are entitled under the Company’s tax-qualified retirement and welfare plans and the non-qualified deferred compensation arrangements discussed below.  Target total direct compensation varies from each NEO’s Total Compensation as reported in the Summary Compensation Table, which is calculated based on the SEC’s executive compensation disclosure rules and includes compensation not included in the calculation of target total direct compensation.  Similarly, target total direct compensation does not reflect the amount of compensation that may ultimately be realized by the NEO because (i) it excludes certain compensation amounts and (ii) based on actual performance, the target amounts may exceed or be less than the amounts actually received.

Fiscal Year 2015 Target Total Direct Compensation

NEO	Target Total Direct Compensation
Scott E. Howe	$5,097,324*
Warren C. Jenson	$2,569,897*
Nada C. Stirratt	$2,107,874
Phil L. Mui	$1,821,628
Jerry C. Jones	$1,104,547

*The amounts do not include the one-time transformational incentive awards of $1,588,380 and $1,520,722 made to Messrs. Howe and Jenson.  The one-time transformational incentive awards are not considered part of the annual compensation program.

Performance-Based Incentives for Creating Exceptional Stockholder Value.  In connection with the renewal of the employment agreements for Mr. Howe and Mr. Jenson, they were each granted one-time, transformational incentive awards, with a substantial portion of each award tied to the achievement of performance-based measures.  The performance-based awards were designed to achieve the following objectives:

•	value should be realized only after shareholders have realized a specified appreciation in share price;

•	the realized value should be capped to avoid unintended windfalls; and

•	realized value is predicated on a specified level of revenue attainment.

The one-time, transformational incentive awards for Mr. Howe include: (a) 245,404 premium-priced stock appreciation rights with an appreciation cap (“PSARS”) and a performance period of 3 years, and (b) 201,464 performance-based restricted stock units (“PRSUs”) at maximum performance level, subject to the same vesting schedule and performance criteria. The one-time transformational incentive awards for Mr. Jenson included: (a) 111,111 PRSUs at maximum, with a performance period of 3 years, and (b) 50,000 RSUs, which are scheduled to vest ratably over four years beginning on the first anniversary of the grant date.

Scott E. Howe Incentives

The PSARs only realize value when Acxiom’s share price exceeds the exercise price established on the date of grant.  In recognition of the Committee’s desire to only provide rewards for truly transformational performance, the exercise price was set at $40 per share.  This amounts to a 75% premium to the $22.92 closing price on the date of grant.  If Acxiom’s share price does not exceed $40 at the end of the performance period, the PSAR will expire with no realizable value.  Conversely, if the share price exceeds the $70 cap at the end of the measurement period, the gain will be capped at $70 per share.

The PRSUs are designed to mirror the realizable pay opportunities of the PSAR whereby no value is realizable if the share price does not exceed the $40 minimum settlement price and realizable value is capped at $70 on each PRSU irrespective of the final settlement price.  An increasing number of PRSUs vest according to a specific performance schedule as the settlement price increases up to the $70 cap.  See Schedule 2 on page 50 for more detail on Mr. Howe’s PRSU values at various settlement prices.

In addition to the share price requirements, the PSARs and PRSUs will only vest if Acxiom’s three-year aggregate total revenues for the performance period are greater than three times Fiscal Year 2014 Total Revenue.  All awards will be settled in shares of Acxiom stock.

If prior to the end of the performance period, the closing price equals or exceeds $70 per share on any 20 consecutive trading days during the 3-year period, the maximum value of PSARs and PRSUs will be deemed to have been earned and convert to restricted stock with vesting continuing to be subject to the 3-year revenue performance condition.

Mr. Howe’s transformational incentive awards were granted on May 27, 2014.  The grant date fair value of the PSARs and PRSUs as reported in the Summary Compensation Table are $544,797 and $1,043,583, respectively.  The fair values were determined using a Monte Carlo pricing model that simulates share price returns over the performance period.  These simulations are then used to estimate the payout percentage based on the performance/payout relationship established by the conditions of the award.

Warren C. Jenson Incentives

The PRSUs granted to Mr. Jenson follow the same general design principles as those granted to Mr. Howe but with a different share price premium and cap. The minimum performance price was set at $25, a 35% premium to the $18.57 closing price on the date of grant and the cap was set at $45.  If Acxiom’s share price does not exceed $25 at the end of the performance period, the PRSUs will expire with no realizable value.  Conversely, if the share price exceeds the $45 cap at the end of the measurement period gains will be capped at $45.  An increasing number of PRSUs vest according to a specific performance schedule as the settlement price increases up to the $45 cap.  See Schedule 3 on page 51 for more detail on Mr. Jenson’s PRSU values at various settlement prices.

In addition to the share price requirements, the PRSUs will only vest if Acxiom’s three-year aggregate total revenues for the performance period are greater than three times Fiscal Year 2014 Total Revenue.  All awards are settled in shares of Acxiom stock.

If prior to the end of the performance period, the closing price equals or exceeds $45 per share on any 20 consecutive trading days during the 3-year period, the maximum value of PRSUs will be deemed to have been earned and convert to restricted stock with vesting continuing to be subject to the 3-year revenue performance condition.

Mr. Jenson’s transformational incentive awards were granted on March 27, 2015.  The grant date fair value of the PRSUs and RSUs as reported in the Summary Compensation Table are $592,222 and $928,500 respectively.  The fair value of the PRSUs was determined using a Monte Carlo pricing model that simulates share price returns over the performance period.  These simulations are then used to estimate the payout percentage based on the performance/payout relationship established by the conditions of the award.  The fair value of the RSUs was determined by reference to quoted market prices on the date of grant.

Retirement Benefits.  All executive officers are eligible to participate in the same tax-qualified retirement and welfare plans as our other full-time employees.  The Company sponsors a 401(k) plan that includes employer matching contributions paid in shares of Acxiom common stock, subject to vesting.  The NEOs are also eligible to receive supplemental retirement benefits through the Company’s non-qualified deferred compensation arrangements.  We believe these benefits are important for attracting, motivating and retaining executives, and are comparable to those retirement benefits being provided by companies in the Comparison Group.

•
Supplemental Executive Retirement Plan. The executive officers are eligible to participate in the Company’s non-qualified supplemental executive retirement plan, or SERP, by contributing their pre-tax income into the plan through payroll deductions. The Company matches contributions at a rate of 50% for each dollar contributed by the participant (up to 6% of the participant’s compensation) but only to the extent that the maximum matching contribution has not already been made under the 401(k) plan.  Matching contributions are subject to vesting.

•
Nonqualified Deferred Compensation.  On March 31, 2014, the Company entered into a deferred compensation plan with Dr. Mui.  The purpose of the plan is to recognize Dr. Mui’s valuable services to the Company and to encourage his long-term service with the Company. The Company will make annual credits of $100,000 per year for five years to a deferred compensation account for the benefit of Dr. Mui. Each annual credit will be adjusted for earnings and losses and will become fully vested on the date five years after the date credited, subject to his continuous employment with the Company.  The account will also become fully vested in the event of Dr. Mui’s death or disability while employed by the Company.

Other Employee Benefits.  We maintain several broad-based employee benefit plans in which our executives are permitted to participate on the same terms as other employees who meet applicable eligibility criteria, subject to legal limitations on the amounts that may be contributed or the benefits that may be payable under the plans. These include health benefits, life insurance, disability benefits and an employee stock purchase plan. We believe these benefits encourage the overall health, stability and well-being of the executive officers and are comparable to those plans being provided by the companies in the Comparison Group.

Perquisites.  We also provide perquisites which vary for each NEO. Examples include mobile phone allowances and relocation packages. These perquisites are limited in both scope and value and are designed to provide the NEOs with similar limited perquisites being offered by companies in the Comparison Group.

Clawback Policy

Effective May 8, 2015, the Committee adopted a compensation clawback policy, which provides that:

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the United States securities laws as a result of the intentional misconduct by an officer of the Company having a title of Senior Vice President or higher, the Board (or a Committee thereof) may require reimbursement to the Company for any bonus or other incentives (including equity awards) earned above what would have been earned under the restated financials, including any profits realized from the sale of the Company’s securities, that was paid to any officer during the 12-month period preceding the first public issuance or filing with the SEC of the financial document of the Company in which the material noncompliance was contained.

The independent directors of the Company will determine whether material noncompliance with a financial reporting requirement is the result of intentional misconduct of the officer.

Notwithstanding anything herein to the contrary, the Company may implement any policy or take any action with respect to the recovery of excess incentive-based compensation that the Company determines to be necessary or advisable in order to comply with the requirements of applicable law (including without limitation the Sarbanes Oxley Act of 2002 and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act).

Prohibition of Short Sales and Pledging by Executives and Directors

As part of the Company’s Insider Stock Trading Policy, we prohibit short sales as well as hedging or monetization transactions (such as zero-cost collars and forward sale contracts) that involve the establishment of a short position of Acxiom stock.  Additionally, executives are prohibited from holding Acxiom stock in a margin account or otherwise pledging Acxiom stock as collateral for a loan.

Employment Arrangements

            During fiscal year 2015, the Board determined that the renewal of the employment agreements with our CEO and our CFO was critical to ensuring success in our transformation efforts.  Below is a summary of the new employment agreements:

Scott E. Howe.  Effective July 26, 2014, Mr. Howe entered into a new employment agreement (the “Howe Agreement”) that replaced his prior employment agreement that was entered into on July 26, 2011.  The Howe Agreement has an initial term ending July 25, 2017, and automatically renews thereafter for successive one-year terms unless the Company or Mr. Howe elects not to extend the term upon 180 days’ notice. Under the terms of the Howe Agreement, Mr. Howe is entitled to a base salary of $650,000, which amount is subject to review annually and may be increased (but not decreased) by the Board of Directors or the Committee.  Mr. Howe is also entitled to an annual target cash incentive opportunity in an amount equal to 100% of his base salary with a maximum opportunity equal to 200% of his base salary, conditioned upon the achievement of pre-determined performance targets of the Company as determined by the independent members of the Board of Directors or the Committee.  The Howe Agreement also contains a one-year noncompetition and non-solicitation of customers restriction. As part of the Howe Agreement, Mr. Howe is entitled to certain benefits upon death, disability, termination without cause or for good reason, non-renewal by the Company or termination following a change in control of the Company. For information regarding these terms, see Potential Payments upon Termination or Change in Control beginning on page 60 below.

Warren C. Jenson.  Effective January 11, 2015, Mr. Jenson entered into a new employment agreement (the “Jenson Agreement”) that replaced his prior agreement entered into on January 11, 2012. The Jenson Agreement has an initial term ending January 10, 2018, and thereafter automatically renews for successive one-year terms unless the Company or Mr. Jenson elects not to extend the term upon 180 days’ notice. Under the terms of the Jenson Agreement, Mr. Jenson is entitled to a base salary of $515,000, which amount is subject to review annually and may be increased (but not decreased) by the Board of Directors or the Committee.  Mr. Jenson is also entitled to an annual target cash incentive opportunity in an amount equal to 100% of his base salary with a maximum opportunity equal to 200% of his base salary, conditioned upon the achievement of pre-determined performance targets of the Company as determined by the independent members of the Board of Directors or the Committee.  The Jenson Agreement also contains a one-year noncompetition and non-solicitation of customers restriction. Finally, as part of the Jenson Agreement, Mr. Jenson is entitled to certain benefits upon death, disability, termination without cause or resignation for good reason, non-renewal by the Company or termination following a change in control of the Company. For information regarding these terms, see Potential Payments upon Termination or Change in Control beginning on page 60 below.

Change in Control Agreements

Only Messrs. Howe and Jenson have change in control protections in their employment agreements.  Change in control protections covering Mr. Jones and Dr. Mui are provided in the 2010 Executive Officer Severance Policy.  The protections for these NEOs are described in the Potential Payments upon Termination or Change in Control section beginning on page 60 below. Ms. Stirratt was covered by this policy until her resignation effective March 31, 2015.

Resignation of Ms. Stirratt

                On January 12, 2015, the Company announced the resignation of Ms. Stirratt, effective as of March 31, 2015.  In connection with her separation from the Company, she will receive severance payments and benefits in an aggregate amount of $906,504, including a lump sum payment of $638,236, subsidized COBRA coverage of $10,768 for twelve months and salary continuation of $257,500 payable over six months.  Payment of these amounts was contingent on Ms. Stirratt’s execution of a separation agreement that contained a release of any and all claims she may have had against the Company.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code generally provides that a publicly-held corporation may not deduct in any one taxable year compensation in excess of $1 million paid to its CEO and the next three highest compensated officers (other than the CFO) employed on the last day of the fiscal year, unless the compensation is qualifying performance-based compensation and detailed criteria are satisfied.  The Committee considers Section 162(m) in making awards and generally provides awards designed to be deductible, provided additional requirements are satisfied.  However, the Committee retains flexibility to provide compensation outside those requirements when it considers appropriate to achieve our compensation objectives.  For this and other reasons, the Committee will not necessarily limit executive compensation to the amount deductible under Section 162(m).

The Committee periodically reviews the estimated accounting and tax impacts of material elements of our executive compensation program.  These factors are considered along with other factors in making awards as to whether the program is consistent with our compensation objectives.

Schedule 1

Reconciliation of GAAP to Non-GAAP for
Cash Incentive Plan Performance Measures

The following tables present a reconciliation of our GAAP revenue to Adjusted Revenue and our GAAP earnings per share to Adjusted EPS.

 Reconciliation of GAAP Revenue to Non-GAAP Adjusted Revenue for Fiscal Year 2015
(in thousands)

Revenues (GAAP)	$ 1,020,059
Plus: Budgeted revenue of 2Touch lost in divestiture	$ 36,640
Less: Budgeted revenue provided by LiveRamp acquisition	$ (26,885)
Adjusted Revenue	$ 1,029,814

Reconciliation of GAAP EPS to Adjusted EPS for Fiscal Year 2015
(Dollars and Shares in thousands, except earnings per share)

Earnings (loss) from continuing operations before income taxes	$(11,979)
Income taxes	$(2,832)
Net earnings (loss)	$(9,147)
Earnings (loss) for discontinued operations, net of tax	$(1,884)
Net earnings (loss) attributable to the Company	$(11,031)
Earnings per share attributable to Company stockholders:
Basic	$(0.14)
Diluted	$(0.14)
Non-cash share-based compensation expense	$28,886
Purchased intangible asset amortization	$11,446
Unusual items1	$65,437
Earnings from continuing operations before income taxes and excluding unusual items	$93,790
Income taxes2	$36,019
Net earnings	$57,771
Adjustment for budgeted earnings of 2 Touch lost in divestiture	$1,794
Adjustment for budgeted operating loss provided by LiveRamp acquisition	$3,360
Adjusted net earnings	$62,925
Non-GAAP earnings per share attributable to Company stockholders:
Basic	$0.82
Diluted	$0.80
Diluted weighted average shares	78,495

1
Unusual items include LiveRamp acquisition costs of $0.8 million; restructuring charges and other adjustments of $23.8 million; separation of the MDS and IM businesses and business transformation costs of $36.5 million; and, accelerated amortization of $4.3 million.

2	Income taxes adjusted for multi-year state research and development tax credits.

Scott E. Howe Incentives			Schedule 2

Potential realizable PSRU values for Mr. Howe at:
Share Price	Shares Earned	Realizable Value
$40	0	$0
$41	11,465	$470,065
$42	22,385	$940,170
$43	32,797	$1,410,271
$44	42,735	$1,880,340
$45	52,231	$2,350,395
$46	61,315	$2,820,490
$47	70,012	$3,290,564
$48	78,347	$3,760,656
$49	86,342	$4,230,758
$50	94,017	$4,700,850
$51	101,390	$5,170,890
$52	108,481	$5,641,012
$53	115,303	$6,111,059
$54	121,873	$6,581,142
$55	128,204	$7,051,220
$56	134,309	$7,521,304
$57	140,200	$7,991,400
$58	145,888	$8,461,504
$59	151,383	$8,931,597
$60	156,694	$9,401,640
$61	161,832	$9,871,752
$62	166,804	$10,341,848
$63	171,618	$10,811,934
$64	176,281	$11,281,984
$65	180,801	$11,752,065
$66	185,184	$12,222,144
$67	189,436	$12,692,212
$68	193,564	$13,162,352
$69	197,571	$13,632,399
$70	201,464	$14,102,480

	Warren C. Jenson Incentives	Schedule 3
Potential realizable PRSU values for Mr. Jenson at:

Share Price	Shares Earned	Realizable Value
$25	0	$0
$26	9,615	$249,990
$27	18,519	$500,013
$28	26,786	$750,008
$29	34,483	$1,000,007
$30	41,667	$1,249,999
$31	48,387	$1,499,997
$32	54,687	$1,749,984
$33	60,606	$1,999,998
$34	66,176	$2,249,984
$35	71,429	$2,499,998
$36	76,389	$2,750,004
$37	81,081	$2,999,997
$38	85,526	$3,249,988
$39	89,744	$3,500,016
$40	93,750	$3,749,996
$41	97,561	$4,000,001
$42	101,190	$4,249,980
$43	104,651	$4,499,993
$44	107,954	$4,749,976
$45	111,111	$4,999,995

COMPENSATION COMMITTEE REPORT

In connection with its function to oversee Acxiom’s executive compensation program, the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management.  Based on its review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Acxiom’s Annual Report on Form 10-K for the year ended March 31, 2015 (incorporated therein by reference to this Proxy Statement on Schedule 14A).

                                      Compensation Committee

                                      William J. Henderson, Chair
                                      John L. Battelle
                                      William T. Dillard II
                                      Richard P. Fox

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

At the end of fiscal year 2015, the Committee consisted of Mr. Henderson (Chair), Mr. Battelle, Mr. Dillard and Mr. Fox.  All members of the Committee, while serving as members of that Committee during fiscal year 2015, were independent directors, and no member was an officer or employee of the Company or a former officer or employee of the Company.  No member of the Committee serving during fiscal year 2015 was party to a transaction, relationship or arrangement requiring disclosure under Item 404 of Regulation S-K.  During fiscal year 2015, none of our executive officers served on the Committee (or its equivalent) or board of directors of another entity whose executive officer served on our Committee or Board.

SUMMARY COMPENSATION TABLE

The following table shows the compensation earned by or awarded to our Named Executive Officers in fiscal years ended March 31, 2015, 2014 and 2013.
Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards1	Option Awards2	Non-Equity Incentive Plan Compensation3	All Other Compensation4	Total
Scott E. Howe, Chief Executive Officer & President	2015 2014 2013	$650,000 $650,000 $637,500	– – –	$3,582,4975 $2,710,698 $2,468,039	$1,803,2086 $824,304 $824,304	$300,000 $838,500 $858,000	$7,800 $7,650 $51,320	$6,343,505 $5,126,171 $4,839,163
Warren C. Jenson, Chief Financial Officer & Executive Vice President	2015 2014 2013	$511,250 $485,412 $450,000	_ _ _	$2,550,0057 $904,801 $943,564	$510,525 $306,855 $308,489	$340,000 $560,000 $521,900	$38,625 $8,025 $12,938	$3,950,405 $2,265,093 $2,236,891
Nada C. Stirratt, Chief Revenue Officer & Executive Vice President	2015 2014 2013	$513,750 $507,081 $500,000	_ _ _	$720,512 $732,600 $747,894	$357,362 $248,468 $249,790	$0 $630,000 $660,000	$914,342 $7,725 $14,525	$2,505,966 $2,125,874 $2,172,209
Phil L. Mui, Chief Innovation and Technology Officer	2015 2014 2013	$470,000 $435,618 $371,868	– – $100,0008	$689,279 $622,725 $973,900	$340,350 $211,194 $665,263	$142,000 $375,000 $313,875	$108,085 $107,778 $2,656	$1,749,714 $1,752,315 $2,427,562
Jerry C. Jones, Chief Ethics and Legal Officer & Executive Vice President	2015 2014 2013	$402,500 $390,618 $380,000	$80,0009 – _	$291,649 $293,058 $239,316	$144,648 $99,387 $79,933	$172,000 $330,000 $326,040	$31,148 $17,349 $7,196	$1,121,945 $1,130,412 $1,032,485

_______________________

1
These amounts reflect the grant date fair value of awards of RSUs, performance units and performance restricted stock units.  We calculated the amounts in accordance with financial statement reporting rules.  For RSUs granted in fiscal year 2015, the amount was determined by reference to quoted market prices for the shares, which was $21.17 on the grant date. For performance units granted in fiscal year 2015, we estimated each performance unit’s grant date fair value to be $19.29 using a Monte Carlo simulation model.  The amount reported for performance units is based on the probable outcome of the underlying performance conditions, measured as of the grant date (100% of target value).  For Mr. Howe’s and Mr. Jenson’s PRSUs granted in fiscal year 2015, we estimated the grant date fair value to be $5.18 and $5.33, respectively, using a Monte Carlo simulation model and the maximum number of shares that can be earned.  The grant date fair value for the fiscal year 2015 awards at the highest level of performance for each executive is:  Mr. Howe $4,925,139, Mr. Jenson $3,114,586, Ms. Stirratt $1,115,726, Dr. Mui $1,065,667, and Mr. Jones $451,621.

2
These amounts reflect the grant date fair value of awards of stock options and stock appreciation rights.  For Mr. Howe’s stock appreciation rights granted in fiscal year 2015, we estimated the value of each stock appreciation right to be $2.22 using a Monte Carlo simulation model.  We calculated the option amounts in accordance with financial statement reporting rules using a customized binomial lattice option pricing model with the following weighted-average assumptions:

Fiscal Year	Dividend Yield	Risk-Free Interest Rate	Expected Duration	Expected Volatility	Suboptimal Exercise Multiple
2015	0%	2.5%	4.4 years	43%	1.4
2014	0%	2.0%	4.3 years	35%	1.3
2013	0%	1.7%	4.5 years	43%	1.4

3
These amounts represent annual cash incentive awards earned by the NEOs under the Cash Incentive Plan based on Company results.  For more information regarding how these determinations were made, see the subsection entitled “Cash Incentives” on page 40.

4	All other compensation for fiscal year 2015 includes the following:
	401(k) Matching Contributions	SERP Matching Contributions	Deferred Plan Contributions	Other
Scott E. Howe	$7,800	–	–	–
Warren C. Jenson	$7,913	–	–	$30,712 a
Nada C. Stirratt	$7,838	–	–	$906,504 b
Phil L. Mui	$8,085	–	$100,000	–
Jerry C. Jones	$7,810	$ 23,338	–	–

a Represents $30,000 in legal fees paid on Mr. Jenson’s behalf for employment agreement negotiation and $712 in imputed income.

b Represents severance payments and benefits in the aggregate amount of $906,504, including a lump sum payment of $638,236, subsidized COBRA coverage of $10,768 for twelve months and salary continuation of $257,500 payable over six months

5
This amount includes a one-time performance-based incentive award of $1,043,584.  See page 44, Performance-Based Incentives for Creating Exceptional Stockholder Value for additional information regarding this award.

6
This amount includes a one-time performance-based incentive award of $544,797.  See page 44, Performance-Based Incentives for Creating Exceptional Stockholder Value for additional information regarding this award.

7
This amount includes a one-time performance-based incentive award of $592,222 and a one-time RSU grant of $928,500.  See page 44, Performance-Based Incentives for Creating Exceptional Stockholder Value for additional information regarding these awards.

8	This amount reflects a signing bonus paid during 2013 pursuant to the terms of the executive’s employment offer.

9
This amount represents a discretionary bonus awarded to Mr. Jones in recognition of his extraordinary contributions during fiscal year 2015 in the development of revenue opportunities and corporate development matters.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2015

The following table shows grants of plan-based awards made to our NEOs during fiscal year 2015.  Non-equity incentive plan awards were granted under the 2010 Cash Incentive Plan and stock and option awards were granted under the Amended and Restated 2005 Equity Compensation Plan.

Estimated Possible Payouts Under Non-Equity Incentive Plan Awards	Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)1	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and Option Awards2 ($)
Scott E. Howe	N/A 05/20/14 05/20/14 05/20/14 05/27/14 05/27/14		$650,000	$1,300,000	36,098 0	72,195 128,204	144,390 201,464	54,146	154,596 245,4043	$21.17 $40.00	– $ 1,392,642 $ 1,146,271 $ 1,258,411 $ 1,043,583 $ 544,797
Warren C. Jenson	N/A 05/20/14 05/20/14		$515,000	$1,030,000	14,634	29,268	58,536	21,951			– $ 564,580 $ 464,702
	05/20/14 03/27/15 03/27/15				0	71,429	111,111	50,000	62,718	$21.17	$ 510,525 $ 592,222 $ 928,500
Nada C. Stirratt	N/A N/A 05/20/14 05/20/14 05/20/14	$100,0004	$515,000	$1,030,000 $3,000,000	10,244	20,488	40,976	15,366	43,902	$21.17	– – $ 395,214 $ 325,299 $ 357,362
Phil L. Mui	N/A 05/20/14 05/20/14 05/20/14		$312,000	$624,000	9,756	19,512	39,024	14,634	41,812	$21.17	– $ 376,386 $ 312,893 $ 340,350
Jerry C. Jones	N/A 05/20/14 05/20/14		$263,250	$526,500	4,147	8,293	16,586	6,220			– $ 159,972 $ 131,677
	05/20/14								17,770	$21.17	$ 144,648
______________________

1
With the exception of the additional bonus Ms. Stirratt was eligible to receive based on achievement of certain Marketing and Data Services revenue (the "MDS Bonus"), bonus opportunities under the Cash Incentive Plan do not have a threshold amount.

2
The fair value of the performance units was determined using a Monte Carlo simulation model based on the probable outcome, 100% of target.  For RSUs, the fair value was determined by reference to quoted market prices for the shares.  The fair value of stock options was calculated using a customized binomial lattice option pricing model with the assumptions referenced in note 2 to the Summary Compensation Table.  For Mr. Howe’s and Mr. Jenson’s PRSUs, we estimated the grant date fair value to be $5.18 and $5.33, respectively, using a Monte Carlo simulation model and the maximum number of shares that can be earned.  For Mr. Howe’s stock appreciation rights, we estimated the value of each stock appreciation right to be $2.22 using a Monte Carlo simulation model.

3
These shares represent stock appreciation rights granted to Mr. Howe.  Vesting of these shares is contingent upon achievement of certain revenue for the period beginning April 1, 2014 and ending March 31, 2017.

4
The MDS Bonus had a threshold and maximum but no target amount.  A target amount for the MDS Bonus is not possible to estimate because the Company has not achieved the Marketing and Data Services revenue at the levels set for the 2015 threshold amount in previous years.  The $3,000,000 maximum will be reduced by the amount of any bonuses received under the EPS and Revenue components of the Cash Incentive Plan.

For a description of bonus opportunities under the Cash Incentive Plan, see Cash Incentives beginning on page 40.  For a description of performance units, stock options and RSUs, see Long Term Incentives beginning on page 42.

OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR END

The following table shows equity awards that we have made to our NEOs that were outstanding as of March 31, 2015.
		Option Awards1					Stock Awards
Name	Grant Date				Option Exercise Price ($)	Option Expiration Date	Share or Unit Grant Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested2 (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested3 ($)	Number of Shares or Units of Stock That Have Not Vested4 (#)	Market Value of Shares or Units of Stock That Have Not Vested3 ($)
		Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Unearned Stock Appreciation Rights
		Exercisable	Unexercisable
Scott E. Howe	07/29/2011 05/21/2012 05/23/2013 05/20/2014 05/27/2014	258,693 82,102 34,049	86,232 82,102 102,147 154,596	245,404	$13.74 $13.28 $21.46 $21.17 $40.00	07/29/2021 05/21/2022 05/23/2023 05/20/2024 03/31/2017	07/29/2011 05/21/2012 05/23/2013 05/20/2014 05/27/2014	101,149 68,966 72,195 128,204	$1,870,245 $1,275,181 $1,334,886 $2,370.492	14,240 37,932 38,793 54,146	$ 263,298 $ 701,363 $ 717,283 $1,001,160
Warren C. Jenson	01/13/2012 05/21/2012 05/23/2013 05/20/2014	137,968 30,726 11,365	45,990 30,726 34,095 62,718		$13.40 $13.28 $21.46 $21.17	01/13/2022 05/21/2022 05/23/2023 05/20/2024	01/13/2012 05/21/2012 05/23/2013 05/20/2014 03/27/2015	37,854 23,020 29,268 71,429	$ 699,920 $ 425,640 $ 541,165 $1,320,722	3,098 14,946 12,948 21,951 50,000	$ 57,282 $ 276,352 $ 239,409 $ 405,874 $ 924,500
Nada C. Stirratt	02/15/2012 05/21/2012 05/23/2013 05/20/2014	50,000 9,202	50,000 24,880 27,608 43,902		$13.67 $13.28 $21.46 $21.17	02/15/2022 05/21/2022 05/23/2023 05/20/2024	02/15/2012 05/21/2012 05/23/2013 05/20/2014	30,651 18,639 20,488	$ 566,737 $ 344,635 $ 378,823	2,500 11,495 13,979 15,366	$ 46,225 $ 212,543 $ 258,472 $ 284,117
Phil L. Mui	05/15/2012 05/21/2012 05/23/2013 05/20/2014	46,800 19,903 7,822	47,300 19,904 23,466 41,812		$13.46 $13.28 $21.46 $21.17	05/15/2022 05/21/2022 05/23/2023 05/20/2024	05/21/2012 05/23/2013 05/20/2014	24,521 15,843 19,512	$ 453,393 $ 292,938 $ 360,777	9,196 8,912 14,634	$ 170,034 $ 164,783 $ 270,583
Jerry C. Jones	05/26/1999 05/26/1999 08/09/2000 04/02/2001 04/11/2001 10/02/2001 08/07/2002 08/07/2002 08/07/2002 10/04/2007 05/22/2008 06/29/2009 05/18/2010 05/16/2011 05/21/2012 05/23/2013 05/20/2014	13,700 14,925 27,697 1,942 6,686 23,975 37,226 19,427 20,193 40,000 35,098 20,000 8,264 9,497 7,961 3,681	3,166 7,962 11,043 17,770		$32.60 $39.12 $23.44 $11.50 $13.33 $11.14 $16.35 $20.44 $24.53 $15.66 $13.70 $8.90 $17.79 $13.75 $13.28 $21.46 $21.17	05/26/2014 05/26/2014 08/09/2015 04/02/2016 04/11/2016 10/02/2016 08/07/2017 08/07/2017 08/07/2017 10/04/2017 05/22/2018 06/29/2019 05/18/2020 05/16/2021 05/22/2022 05/23/2023 05/20/2024	05/21/2012 05/23/2013 05/20/2014	9,808 7,456 8,293	$ 181,350 $ 137,861 $ 153,338	3,678 4,194 6,220	$ 68,006 $ 77,547 $ 115,008
_______________________

1
The vesting schedule for stock options granted during and after fiscal year 2008 is 25% per year beginning on the first anniversary of the grant date.  The vesting schedule for stock options granted prior to fiscal year 2008 is 20% beginning on the second anniversary of the grant date and 20% annually thereafter through the sixth anniversary of the grant date.  Mr. Howe’s premium priced stock appreciation rights, or PSARs, are scheduled to vest based on the achievement of performance goals at the end of the three-year performance period.

2
Performance units vest subject to attainment of performance goals with the number of shares earned ranging from zero to 200% of the award. In the case of fiscal years 2013, 2014 and 2015 grants of performance units, each recipient may become vested in a number of shares based on the Company’s diluted earnings per share for fiscal years 2015, 2016 and 2017 respectively.  The awards are also subject to further adjustment depending on the total shareholder return of our common stock compared to the total shareholder return of our peer group for the 2013 and 2014 grants and the Standard and Poor’s Midcap 400 index for the 2015 grants. Although shown in the table, the performance units granted on May 21, 2012 were subsequently cancelled because the threshold performance criteria was not met. For Mr. Howe’s and Mr. Jenson’s PRSUs we estimated the grant date fair value to be $5.18 and $5.33, respectively, using a Monte Carlo simulation model.  The PRSUs awarded to Mr. Howe (May 27, 2014) and Mr. Jenson (March 27, 2015) are scheduled to vest based on a specified appreciation in our share price over a 3-year performance period and attainment of a specified level of revenue.  See page 44, Performance-Based Incentives for Creating Exceptional Shareholder Value for additional information.

3	This value was determined by multiplying the number of unvested shares or units by the closing price of our common stock on March 31, 2015, which was $18.49.

4	Represents awards of RSUs that vest over a four-year period in equal increments beginning on or around the first anniversary of the grant date.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL YEAR 2015

The following table shows the value realized by our NEOs on stock awards vesting during fiscal year 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting1 ($)
Scott E. Howe	–	–	250,553	$5,828,603
Warren C. Jenson	–	–	122,926	$2,257,818
Nada C. Stirratt	–	–	131,742	$2,406,311
Phil L. Mui	–	–	4,597	$99,939
Jerry C. Jones	–	–	13,844	$395,580
______________________

1	The stock awards values were determined by multiplying the number of shares acquired on vesting by the closing market price of the Company’s common stock on the vesting date.

NONQUALIFIED DEFERRED COMPENSATION DURING FISCAL YEAR 2015

The Company maintains two nonqualified deferred compensation plans that include participation by our NEOs including the Acxiom Corporation Non-Qualified Deferral Plan, or SERP, and the Deferred Compensation Plan (the “Deferred Plan”) for Dr. Mui.  All amounts below relate to the SERP other than the amounts reported for Dr. Mui, which relate to the Deferred Plan for Dr. Mui.

Name	Executive Contributions in Fiscal Year 20151	Registrant Contributions in Fiscal Year 20152	Aggregate Earnings in Fiscal Year 20153	Aggregate Withdrawals/ Distributions	Aggregate Balance at 3/31/20154
Scott E. Howe	_	_	_	_	_
Warren C. Jenson	_	_	($4,839)	_	$64,808
Nada C. Stirratt	_	_	($6,100)	_	$42,666
Phil L. Mui	–	$100,000	$7,650	_	$207,650
Jerry C. Jones	$45,975	$23,338	($5,996)	_	$205,297
_____________________

1	These amounts are included in the “Salary” column of the Summary Compensation Table for fiscal year 2015.

2	These amounts are included in the “All Other Compensation” column of the Summary Compensation Table for fiscal year 2015.

3	None of the earnings are above-market earnings and are therefore not reflected in the Summary Compensation Table.

4
The amounts included in this column that were previously reported in the Summary Compensation Table for previous fiscal years include: Mr. Jenson - $42,119 for 2013 and $7,725 for 2012; Ms. Stirratt - $31,376 for 2013 and $1,288 for 2012; Dr.
Mui $100,000 for 2014; and Mr. Jones $37,921 for 2014 and $5,871 for 2013.

Non-Qualified Deferral Plan or SERP

The purpose of the SERP is to provide eligible employees with the ability to defer cash compensation in excess of certain limits that apply under the Company’s 401(k) plan and to receive a corresponding matching contribution.  Participants may defer up to 90% of their pre-tax income.  Under both the SERP and the 401(k) plan, the Company matches a participant’s combined contributions at a rate of $0.50 on the dollar up to the first 6% of the participant’s compensation.  The matching contribution for the employee’s SERP deferrals up to the annual limit established by IRS regulations is made in cash to the employee’s SERP account.  For SERP deferrals in excess of annual IRS limits, the matching contribution is provided under the Non-Qualified Matching Contribution Plan and is made in shares of our common stock.  In each case, the rate of matching contribution is the same.  The matching contribution vests at 20% after two years of employment and 20% each year thereafter until fully vested. Vesting is accelerated in the event of death, disability or retirement.

The investment choices for participant contributions under the SERP are similar to those provided under the 401(k) plan.  A participant’s contributions are deemed to be invested in certain funds in accordance with his or her election, and earnings are calculated based on the performance of the selected funds.  The participant does not actually own any shares in the investments.

Prior to deferring compensation, participants must elect the time and manner of their account payouts.  Benefits are paid as elected by the participant at the time of the deferral in the form of a single lump sum payment, equal annual installments over a period of years or an annuity.  Under limited circumstances, participants may change the time and manner of their account payouts or receive distributions on account of a financial hardship or other conditions.

Deferred Plan for Dr. Mui

On March 31, 2014, the Company entered into the Deferred Plan for Dr. Mui.  The purpose of the plan was to recognize his contributions and to encourage his long-term service with the Company.  Under the terms of the plan, the Company agreed to make annual credits on March 31 of each fiscal year in the amount of $100,000 for five years (fiscal years 2014-2018) to a deferred compensation account for the benefit of Dr. Mui.  Each annual credit to the account is adjusted for earnings and losses and becomes fully vested on the date five years after the date credited, subject to continuous employment with us through such date.  Vesting is accelerated in the event of his death or disability while employed by the Company.  The account is adjusted for earnings and losses based on performance of investment measures (stocks, bonds, mutual funds or similar measures) selected by the employee, or interest at the prime rate, if no investment measures are selected.  Dr. Mui may elect the time and manner of payment for vested amounts.  If no payment election is made, the vested portion of his account will be distributed in four equal annual installments commencing on March 31, 2024.  Amounts are paid from the general assets of the Company.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The tables and narrative below reflect the amount of compensation payable to each of the NEOs in the event of termination of the executive’s employment under the various circumstances described. The amounts shown assume that the termination was effective as of March 31, 2015 and include amounts earned through that time.  These are only estimates of the amounts which would be paid to the NEOs upon their termination. The actual amounts to be paid can only be determined at the time of an executive’s actual separation from the Company.

Potential Payments Upon Termination

Regardless of the manner in which an NEO’s employment terminates, he or she may be entitled to receive amounts earned during his/her term of employment. These amounts include:

•	base salary earned through the date of termination; and

•	amounts accrued and vested through the Company’s 401(k) plan, SERP or Deferred Plan.

Employment Agreements.  As discussed above, Mr. Howe entered into a new employment agreement with the Company effective July 26, 2014, and Mr. Jenson entered into a new employment agreement with the Company effective January 11, 2015 (collectively the “Employment Agreements”). Under the terms of the Employment Agreements, Mr. Howe and Mr. Jenson are entitled to termination payments if either of them is terminated by us without cause or if either of them resigns for good reason.  For this purpose “cause” is generally defined to include a willful failure to substantially perform duties following a cure period, intentional misconduct or gross negligence that is materially injurious to the Company, a conviction of a felony or a material breach of the agreement or other policy that remains following a cure period and “good reason” is generally defined to include a material reduction or change in title, position or responsibilities, a reduction in salary, breach of the agreement by the Company that remains following a cure period, and, in the Jenson Agreement, a material change in his reporting relationship or a requirement for relocation more than 50  miles away. Additionally, the Employment Agreements provide for certain payments in the case of non-renewal, change in control and death and disability.

Severance Policy.  On November 9, 2010, the Company adopted the Acxiom Corporation 2010 Executive Severance Policy (the “Severance Policy”), as amended May 20, 2014, which provides certain benefits to all officers of the Company designated as executive officers for purposes of Section 16 of the Securities Exchange Act of 1934, except for those officers with employment agreements in effect, in the event of a without cause termination or following a change in control without a termination, a without cause termination or resignation for good reason. For this purpose “cause” is generally defined to include a willful failure to substantially perform duties following a cure period, willful misconduct, gross negligence that is materially injurious to the Company, a conviction of a felony or fraud crime, or a material breach of the Severance Policy or other policy that remains after a cure period. As of March 31, 2015, Mr. Jones and Dr. Mui are covered by the terms of the Severance Policy. Because Mr. Howe and Mr. Jenson have employment agreements with the Company, they are not covered by the Severance Policy.

Termination Without Cause, Resignation for Good Reason or Non-Renewal of Employment Agreements

Employment Agreements.  In the event of a qualifying termination (other than non-renewal of employment agreement for Mr. Jenson), subject to the Company receiving a general release of claims from him, each of Mr. Howe and Mr. Jenson will be entitled to receive: (i) all base salary and benefits payable through the date of termination, (ii) the amount of any cash bonus related to any fiscal year ending before the date of termination that has been earned but remains unpaid, (iii) an amount equal to 200% of base salary, (iv) an amount equal to 200% of average annual bonus based on the preceding two years bonus payments prior to the fiscal year in which the termination occurs, (v) prorated bonus for the fiscal year in which the termination occurs based on actual fiscal year results, (vi) any unpaid benefits to which he is entitled under any plan, policy or program of the Company applicable to him as of the date of termination according to the terms of the plan, policy or program, and (vii) vesting of a prorated portion of performance units that are earned but unvested or for which the performance period is ongoing at the time of termination and at least one year of the performance period has elapsed. If the qualifying termination is a non-renewal of his employment agreement, the percentage for Mr. Jenson in (iii) and (iv) above will be 100% and all the other provisions above will remain the same.

The amounts referred to in clauses (i)-(iv) above are to be paid immediately following a waiting period which is generally 30 days following the termination date but which will be extended to 60 days if the termination is in connection with an exit incentive program or other employee termination program offered to a group or class of employees as defined under the Older Worker Benefit Protection Act (the “Delay Period”).  Payment of the prorated fiscal year bonus will occur 90 days after the end of the fiscal year in which the termination occurs.  Vesting of performance units will occur immediately following expiration of the Delay Period for performance units that are earned but unvested at the time of termination and as soon as administratively practicable following the close of the performance period for performance units related to performance periods that are ongoing at the time of termination and for which at least one year of the performance period has elapsed, based on the Company’s actual performance.

Severance Policy.  Under the Severance Policy, if Mr. Jones or Dr. Mui is involuntarily terminated by the Company without cause other than in connection with a change in control, upon executing a general release of claims against the Company which includes a one-year non-competition and non-solicitation restrictions, he will receive an amount equal to 100% of base salary, 100% of his average annual bonus based on their bonus payment for the preceding two years prior to termination, a prorated bonus based on the actual fiscal year results and a prorated portion of any performance units (i) that are earned but unvested or (ii) for which the performance period is ongoing at the time of termination and for which at least one year of the performance period has elapsed. The base salary and average annual bonus will be paid on regular paydays during the 12 months following the Delay Period. The prorated bonus will be paid within 90 days after the end of the fiscal year in which the termination occurs or following the Delay Period, whichever is later.  Vesting of performance units will occur within 30 days of the expiration of the Delay Period for performance units earned but unvested at the time of termination and as soon as administratively practicable following the close of the performance period for performance units related to performance periods that are ongoing at the time of termination and for which at least one year of the performance period has elapsed, based on actual Company performance.

Retirement or Voluntary Termination.  In the event of retirement or voluntary termination, each NEO will receive earned but unpaid base compensation through his or her retirement or termination date and any amounts accrued and vested to which he or she is otherwise entitled under a plan, program or policy of the Company.

Death or Disability.  In the event of death or disability, in addition to the payment of earned but unpaid base salary and amounts accrued and vested through Company retirement plans, the NEO will receive benefits under the Company’s life insurance plan or disability plan, as applicable.  Also, upon death or six months following commencement of long-term disability payments, all unvested RSUs and stock options will vest, and all performance units related to a completed performance period will vest based on actual Company attainment of the specified performance targets.

Employment Agreements. The Employment Agreements provide that in the event of termination as a result of death or disability, each of Mr. Howe and Mr. Jenson or their respective estates would be entitled to receive: (i) all base salary and benefits payable through the date of termination, (ii) any unpaid benefits to which he is entitled under any plan, policy or program of the Company applicable to him as of the date of termination according to the terms of the plan, policy or program, (iii) the amount of any cash bonus related to any fiscal year ending before the date of termination that has been earned but remains unpaid, and (iv) the amount of any target cash bonus for the fiscal year in which the date of termination occurs, prorated based on the portion of the applicable year he worked for the Company before the date of termination.  The amounts in (i)-(iii) would be paid at the time it would otherwise have been paid had he remained employed. The amount in (iv) would be paid within 60 days of the date of termination.

Potential Payments Upon Change in Control

Employment Agreements.  Under the terms of the Employment Agreements, Mr. Howe and Mr. Jenson are eligible to receive change in control payments if they are terminated from employment by the Company without cause within 24 months following a change in control, or if they resign for good reason within 24 months following a change in control. The amount payable in the event of a qualifying termination, subject to the Company receiving a general release of claims, is: (i) all earned base salary and benefits payable through the date of termination; (ii) the amount of any cash bonus related to any fiscal year ending before the date of termination that has been earned but remains unpaid, (iii) an amount equal to 300% of the current base salary under the Howe Agreement and 200% of the current base salary under the Jenson Agreement, (iv) an amount equal to 300% of average annual bonus based on the preceding two years bonus payments prior to the fiscal year in which the termination occurs under the Howe agreement, and an amount of 200% of average annual bonus based on the preceding two years bonus payments prior to the fiscal year in which the termination occurs under the Jenson Agreement, (v) prorated bonus for the fiscal year in which the termination occurs based on actual fiscal year results and (vi) any other unpaid benefits to which they are entitled under any plan, policy or program of the Company.  In addition, all equity awards (other than performance units) which are outstanding but unvested would vest. Payments under clauses (i)-(iv) would be made in a lump sum immediately following the Delay Period.

Regardless of whether Mr. Howe or Mr. Jenson is terminated, vesting would immediately occur upon a change in control for a prorated portion of performance units which are earned but unvested or for which the performance period is ongoing but for which one year of the performance period has elapsed at the time of the change in control.

In the event that Mr. Howe or Mr. Jenson is terminated without cause or resigns for good reason following the public announcement of a Board-approved agreement to effect a change in control but prior to the consummation of the change in control, upon the consummation of the change in control Mr. Howe or Mr. Jenson would receive, in addition to any amounts they received for a without-cause or good-reason termination: (i) an amount equal to the value of all unvested equity that was forfeited upon termination, except performance units, that would have vested on or prior to a termination without cause or for good reason following a change in control had he remained employed until the change in control using the value of the Company’s common stock implied by the change in control price of the stock, and (ii) an amount equal to the difference between what was actually paid with respect to performance units and that which would have been paid had he remained employed through the date of the change in control. Additionally, Mr. Howe shall be entitled to a payment equal to 100% of his then current base salary and 100% of his average annual bonus for the two years preceding the fiscal year in which the termination occurred. These payments shall be made on the later of the expiration of the Delay Period applicable to the actual termination or contemporaneously with the change in control (or within 10 days thereafter).

Severance Policy.  Under the Severance Policy, benefits are due if Mr. Jones or Dr. Mui is terminated by the Company without cause or resigns for good reason (which includes a resignation following a demotion, reduction in salary, relocation, or material reduction in responsibilities, authority or duties, as set forth in the Severance Policy) within a two-year period following a change in control.  Upon execution of a general release of claims against the Company which includes one-year non-competition and non-solicitation restrictions, benefits paid would include: (i) 150% of the base salary (ii) 150% of the average annual bonus for the two years preceding the fiscal year in which the termination occurs, (iii) a prorated bonus based on the actual fiscal year results for the fiscal year in which the termination occurs and (iv) vesting of all equity awards except for performance units. Benefits under clause (i) and (ii)

and would be paid in a lump sum on the next regular payroll cycle following the expiration of the Delay Period; benefits under (iii) would be paid within 90 days after the end of the fiscal year in which the termination occurs, and benefits under clause (iv) would be processed within 30 days of the expiration of the Delay Period.   Regardless of whether Mr. Jones or Dr. Mui is terminated, at the time of a change in control, a prorated portion of any performance units which are earned but unvested or for which the performance period is ongoing at the time of the change in control and for which at least one year of the performance period has elapsed will vest according to the terms of the Severance Policy.  The performance units would be processed within 30 days of the change in control.

Scott E. Howe

The following table shows the potential payments upon a hypothetical termination or change in control of the Company effective as of March 31, 2015 for Scott E. Howe, our Chief Executive Officer & President.

Type of Payment	Voluntary Termination or Retirement	Termination without Cause or Resignation for Good Reason other than a Change in Control	Termination for Cause	Non- Renewal by the Company	Change in Control with no Termination	Termination without Cause or Resignation for Good Reason following a Change in Control1	Death or Disability
Severance	–	$2,996,5002	–	$2,996,5002	–	$4,494,7503	–
Cash Incentive Plan	–	$300,0004	–	$300,0004	–	$300,0004	$300,0005
SERP or Deferred Plan	–	–	–	–	–	–	–
Stock Options	–	–	–	–	–6	$837,3537	$837,3538
Restricted Stock Units	–	–	–	–	–6	$2,683,1027	$2,683,1028
Performance Units	–	$1,295,0837	–	$1,295,0837	$1,295,0837	–	–
Total	–	$4,591,583	–	$4,591,583	$1,295,0839	$8,315,2059	$3,820,455

1
Under his employment agreement, in the event his employment is terminated by the Company without cause or he resigns for good reason following the public announcement of a Board-approved agreement to effect a change in control but prior to the consummation of the change in control, he would receive a supplemental payment equal to the value of what he would have received had he remained employed through the date of the change in control, payable upon the consummation of the change in control.

2	Represents: 200% of i) base salary; and ii) average annual bonus for preceding two fiscal years.

3	Represents: 300% of i) base salary; and ii) average annual bonus for preceding two fiscal years.

4	Represents fiscal year 2015 actual bonus.

5	In the event of his death or disability, Mr. Howe’s employment agreement specifies that he or his survivors will receive payment of any earned but unpaid bonus. This represents fiscal year 2015 bonus.

6	The Company’s equity plans permit, but do not require, accelerated vesting of certain equity awards in the event of a change in control, as determined in the discretion of the Board of Directors.

7
If Mr. Howe’s employment is terminated without cause or he resigns for good reason or his contract is not renewed by the Company, his employment agreement provides for prorated vesting of certain performance units.  His employment agreement also provides for prorated vesting of certain performance units upon the consummation of a change in control, whether or not his employment is terminated.  If his employment is terminated within 24-months following a change in control, vesting of any unvested stock options or RSUs will be accelerated.  The stock option value was determined by subtracting the strike price from the closing stock price of our common stock on March 31, 2015 and multiplying this difference by the number of unvested options. The RSU value was determined by multiplying the number of unvested RSUs by the closing price of our common stock on March 31, 2015. The performance unit value was determined by multiplying the closing price of our common stock on March 31, 2015 by a prorated portion of the performance units for which one year of the performance period was completed; however, this amount would be decreased if actual attainment at the time of the change in control was less than 100%.

8
Six months after long-term disability payments commence all earned but unvested equity vests.  Upon death, any earned but unvested equity immediately vests.  The stock option value was determined by subtracting the strike price from the closing price of our common stock on March 31, 2015 and multiplying this difference by the number of unvested options.  The RSU value was determined by multiplying the number of unvested RSUs by the closing price of our common stock on March 31, 2015.

9
Under his employment agreement, if his total payments or benefits constitute “parachute payments” under section 280G of the Internal Revenue Code that would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the payments or benefits will be reduced to the greater of:  (i) the largest portion of the payment or benefit that would not result in him being subject to the excise tax; or (ii) the entire payment or benefit less all applicable taxes computed at the highest marginal rate.

Warren C. Jenson

The following table shows the potential payments upon a hypothetical termination or a change in control of the Company effective as of March 31, 2015 for Warren C. Jenson, our Chief Financial Officer & Executive Vice President.
Type of Payment	Voluntary Termination or Retirement	Termination without Cause or Resignation for Good Reason other than a Change in Control	Termination for Cause	Non- Renewal by the Company	Change in Control with no Termination	Termination without Cause or Resignation for Good Reason following a Change in	Death or Disability
Severance	–	$2,446,6502	–	$1,055,9503	–	$2,446,6502	–
Cash Incentive Plan	–	$340,0004	–	$340,0004	–	$340,0004	$340,0005
SERP or Deferred Compensation Plan	$59,1076	$59,1076	$59,1076	$59,1076	–7	$59,1076	$64,8086
Stock Options	–	–	–	–	–8	$394,1729	$394,17210
Restricted Stock Units	–	–	–	–	–8	$1,846,1349	$1,846,13410
Performance Units	–	$464,1489	–	$464,148	$464,1489	–	–
Total	$59,107	$3,309,905	$59,107	$1,919,205	$464,14811	$5,086,06311	$2,645,114
______________________

1
Under his employment agreement, in the event his employment is terminated by the Company without cause or he resigns for good reason following the public announcement of a Board-approved agreement to effect a change in control but prior to the consummation of the change in control, he would receive a supplemental payment equal to the value of what he would have received had he remained employed through the date of the change in control, payable upon the consummation of the change in control.

2	Represents: 200% of i) base salary; and ii) average annual bonus for preceding two fiscal years.

3	Represents: 100% of i) base salary; and ii) average annual bonus for preceding two fiscal years.

4	Represents fiscal year 2015 actual bonus.

5	In the event of his death or disability, the terms of Mr. Jenson’s employment agreement specifies he or his survivors will receive payment of any earned but unpaid bonus.

6
This amount consists of voluntary deferrals, earnings on investments and vested Company matching contributions as of March 31, 2015 under the SERP. Any unvested matching contributions are forfeited upon termination except in the case of death or disability, at which time any unvested match automatically vests.

7
The SERP is not affected by a change in control unless employment is terminated.  Upon termination, the SERP would provide applicable termination benefits in accordance with normal termination guidelines.

8	The Company’s equity plans permit, but do not require, accelerated vesting of certain equity awards in the event of a change in control, as determined in the discretion of the Board of Directors.

9
If Mr. Jenson’s employment is terminated without cause or he resigns for good reason, his employment agreement provides for prorated vesting of certain performance units.  His employment agreement also provides for prorated vesting of certain performance units upon the consummation of a change in control, whether or not his employment is terminated.  If his employment is terminated within 24-months following a change in control, vesting of any unvested stock options or RSUs will be accelerated.  The stock option value was determined by subtracting the strike price from the closing price of our common stock on March 31, 2015 and multiplying this difference by the number of unvested options in the grant. The RSU value was determined by multiplying the number of unvested RSUs by the closing price of our common stock on March 31, 2015. The performance units value was determined by multiplying the closing price of the Company’s common stock on March 31, 2015 by, in the event of a change in control, a prorated portion of the performance units for grants for which one year of the performance period was completed; however, this amount would be decreased if actual attainment at the time of the change in control was less than 100%.

10
Six months after long-term disability payments commence all earned but unvested equity vests.  Upon death, any earned but unvested equity immediately vests.  The stock option value was determined by subtracting the strike price from the closing price of our common stock on March 31, 2015 and multiplying this difference by the number of unvested options.  The RSU value was determined by multiplying the number of unvested RSUs by the closing price of our common stock on March 31, 2015.

11
Under his employment agreement, if his total payments or benefits constitute “parachute payments” under section 280G of the Internal Revenue Code that would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the payments or benefits will be reduced to the greater of:  (i) the largest portion of the payment or benefit that would not result in him being subject to the excise tax; or (ii) the entire payment or benefit less all applicable taxes computed at the highest marginal rate.

Resignation of Nada C. Stirratt

                On January 12, 2015, the Company announced the resignation of Ms. Stirratt, effective as of March 31, 2015.  In connection with her separation from the Company, she will receive severance payments and benefits in an aggregate amount of $906,504, including a lump sum payment of $638,236, subsidized COBRA coverage of $10,768 for twelve months and salary continuation of $257,500 payable over six months.  Payment of these amounts was contingent on Ms. Stirratt’s execution of a separation agreement that contained a release of any and all claims she may have had against the Company.

Phil L. Mui

The following table shows the potential payments upon a hypothetical termination or a change in control of the Company effective as of March 31, 2015 for Phil L. Mui, our Chief Innovation and Technology Officer.

Type of Payment	Voluntary Termination or Retirement	Termination without Cause or Resignation for Good Reason other than a Change in Control	Termination for Cause	Change in Control with no Termination	Termination without Cause or Resignation for Good Reason following a Change in Control	Death or Disability
Severance	–	$824,4381	–	–	$1,236,6572	–
Cash Incentive Plan	–	$142,0003	–	–	$142,0003	–
SERP or Deferred Compensation Plan	–	–	–	–	–	$207,6509
Stock Options	–	–	–	–4	$314,6195	$314,6196
Restricted Stock Units	–	–	–	–4	$888,7595	$888,7596
Performance Units	–	$316,0007	–	$316,0008	–	–
Total	–	$1,282,438	–	$316,00010	$2,582,03510	$1,411.028
________________________

1	Represents: 100% of i) base salary; and ii) average annual bonus for the preceding two fiscal years.

2	Represents: 150% of i) base salary; and ii) average annual bonus for the preceding two fiscal years.

3	Represents fiscal year 2015 actual bonus payment.

4	The Company’s equity plans permit, but do not require, accelerated vesting of certain equity awards in the event of a change in control, as determined in the discretion of the Board of Directors.

5
Represents accelerated vesting of all Dr. Mui’s unvested stock options and RSUs.  The stock option value was determined by subtracting the strike price from the closing price of our common stock on March 31, 2015 and multiplying this difference by the number of unvested options.  The RSU value was determined by multiplying the number of unvested RSUs by the closing price of our common stock on March 31, 2015.

6
Six months after long-term disability payments commence all earned but unvested equity vests.  Upon death, any earned but unvested equity immediately vests.  The stock option value was determined by subtracting the strike price from the stock’s closing price on March 31, 2015 and multiplying this difference by the number of unvested options.  The RSU value was determined by multiplying the number of unvested RSUs by the closing price of our common stock on March 31, 2015.

7
Represents accelerated vesting of: (i) performance units earned during a completed performance period that remain unvested, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date; and (ii) performance units for performance periods that are ongoing as of the termination date and for which at least one year of the performance period has elapsed as of the termination date, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date. The performance units value was determined by multiplying the closing price of the Company’s common stock on March 31, 2015 by the number of prorated performance units: (a) earned during a completed performance period; and (b) at 100% of target attainment for performance periods that are ongoing as of March 31, 2015; however, this amount would not be payable until completion of the performance period and would be decreased if the Company achieved less than 100% attainment of the objectives.

8
Represents accelerated vesting of: (i) performance units earned during a completed performance period that remain unvested, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date; and (ii) performance units for performance periods that are ongoing as of the termination date and for which at least one year of the performance period has elapsed as of the termination date, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date. The performance units value was determined by multiplying the closing price of the Company’s common stock on March 31, 2015 by the number of prorated performance units: (a) earned during a completed performance period; and (b) at 100% of target attainment for performance periods that are ongoing as of March 31, 2015; however, this amount would be based on actual Company attainment at the time of the change in control and would be decreased if the Company achieved less than 100% attainment of the objectives.

9	The Deferred Plan for Dr. Mui provides for payment of unvested amounts upon death or disability.

10
If the total payment to Dr. Mui under the Severance Policy constitutes a “parachute payment” under section 280G of the Internal Revenue Code that would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the payment will be reduced to the greater of: (i) the largest portion of the termination payment that would not result in a portion of the payment being subject to the excise tax; or (ii) the entire payment less all applicable taxes computed at the highest marginal rate.

Jerry C. Jones

The following table shows the potential payments upon a hypothetical termination or a change in control of the Company effective as of March 31, 2015 for Jerry C. Jones, our Chief Ethics and Legal Officer & Executive Vice President.

Type of Payment	Voluntary Termination or Retirement	Termination without Cause or Resignation for Good Reason other than a Change in Control	Termination for Cause	Change in Control with no Termination	Termination without Cause or Resignation for Good Reason following a Change in Control	Death or Disability
Severance	–	$733,0201	–	–	$1,099,5302	–
Cash Incentive Plan	–	$172,0003	–	–	$172,0003	–
SERP or Deferred Compensation Plan	$205,2974	$205,2974	$205,2974	–5	$205,2974	$205,2974
Stock Options	–	–	–	–6	$56,4897	$56,4898
Restricted Stock Units	–	–	–	–6	$288,1117	$288,1118
Performance Units	–	$143,0209	–	$143,02010	–	–
Total	$205,297	$1,253,337	$205,297	$143,02011	$1,821,42711	$549,897
________________________
1	Represents: 100% of i) of base salary; and ii) average annual bonus for preceding two fiscal years.

2	Represents: 150% of i) of base salary; and ii) average annual bonus for preceding two fiscal years.

3	Represents fiscal year 2015 actual bonus.

4	This amount consists of voluntary deferrals, earnings on investments and vested Company matching contributions as of March 31, 2015 under the SERP. Mr. Jones is fully vested in the SERP.

5
The SERP is not affected by a change in control unless employment is terminated.  Upon termination, the SERP would provide applicable termination benefits in accordance with normal termination guidelines.

6	The Company’s equity plans permit, but do not require, accelerated vesting of certain equity awards in the event of a change in control, as determined in the discretion of the Board of Directors.

7
Represents accelerated vesting of all Mr. Jones’ unvested stock options and RSUs.  The stock option value was determined by subtracting the strike price from the closing price of our common stock on March 31, 2015 and multiplying this difference by the number of unvested options. The RSU value was determined by multiplying the number of unvested RSUs by the closing price of our common stock on March 31, 2015.

8
Six months after long-term disability payments commence all earned but unvested equity vests.  Upon death, any earned but unvested equity immediately vests.  The stock option value was determined by subtracting the strike price from the closing price of our common stock on March 31, 2015 and multiplying this difference by the number of unvested options.  The RSU value was determined by multiplying the number of unvested RSUs by the closing price of our common stock on March 31, 2015.

9
Represents accelerated vesting of: (i) performance units earned during a completed performance period that remain unvested, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date; and (ii) performance units for performance periods that are ongoing as of the termination date and for which at least one year of the performance period has elapsed as of the termination date, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date. The performance units value was determined by multiplying the closing price of our common stock on March 31, 2015 by the number of prorated performance units: (a) earned during a completed performance period; and (b) at 100% of target attainment for performance periods that are ongoing as of March 31, 2015, however, this amount would not be payable until completion of the performance period and would be decreased if the Company achieved less than 100% attainment of the objectives.

10
Represents accelerated vesting of: (i) performance units earned during a completed performance period that remain unvested, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date; and (ii) performance units for performance periods that are ongoing as of the termination date and for which at least one year of the performance period has elapsed as of the termination date, prorated based on the number of calendar months that elapsed between the beginning of the performance period and the termination date. The performance units value was determined by multiplying the closing price of our common stock on March 31, 2015 by the number of prorated performance units: (a) earned during a completed performance period; and (b) at 100% of target attainment for performance periods that are ongoing as of March 31, 2015; however, this amount would be based on actual Company attainment at the time of the change in control and would be decreased if the Company achieved less than 100% attainment of the objectives.

11
If the total payment to Mr. Jones under the Severance Policy constitutes a “parachute payment” under section 280G of the Internal Revenue Code that would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the payment will be reduced to the greater of: (i) the largest portion of the termination payment that would not result in a portion of the payment being subject to the excise tax; or (ii) the entire payment less all applicable taxes computed at the highest marginal rate.

NON-EMPLOYEE DIRECTOR COMPENSATION

The Governance/Nominating Committee of the Board of Directors reviews and makes a recommendation to the full Board regarding the compensation to be paid to the non-employee directors each year.  In the past fiscal year, the base annual retainer for each non-employee director, except for the Non-Executive Chairman of the Board, was $188,000, of which $128,000 was payable in Company common stock and $60,000 was payable in stock or cash at the election of each director.  The base annual retainer for the Non-Executive Chairman of the Board in the past fiscal year was $300,000, of which $210,000 was payable in Company common stock and $90,000 was payable in stock or cash at the election of the Non-Executive Chairman.  An additional $10,000 per committee was payable to each non-employee director for his or her service on the Audit/Finance, Compensation, Governance/Nominating and Technology & Innovation Committees, payable in stock or cash at the election of each director.  No compensation is paid for service on the Executive Committee.  The chairs of the Audit/Finance, Compensation, Governance/Nominating and Technology & Innovation Committees were paid an additional $25,000; $25,000; $15,000; and $15,000, respectively, as compensation for their additional responsibilities as chairs, payable in stock or cash at the election of each chair.

Director fees are set at the time of each year’s Annual Stockholders Meeting and are paid on a quarterly basis.  The Company reimburses its outside directors for travel and other expenses directly incurred by them in connection with their service to the Company.  In 2008, the Board adopted the Acxiom Corporation Directors’ Deferred Compensation Plan under which equity (but not cash) fees may be deferred.

The following table shows the compensation awarded in fiscal year 2015 to the Company’s non-employee directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
John L. Battelle	$80,000	$128,000	$208,000
Timothy R. Cadogan	$80,000	$128,000	$208,000
William T. Dillard II	-	$208,000	$208,000
Richard P. Fox	$105,000	$128,000	$233,000
Jerry D. Gramaglia	$100,000	$210,000	$310,000
Ann Die Hasselmo	$95,000	$128,000	$223,000
William J. Henderson	$115,000	$128,000	$243,000
Clark M. Kokich	-	$223,000	$223,000

Board of Directors’ Stock Ownership Guidelines

The following guidelines have been adopted by the Board of Directors with respect to stock ownership:

To further align the interests of non-employee directors with the interests of the Company’s shareholders, each non-employee director is expected to acquire and retain shares of the Company's common stock having a value equal to at least three times the total value of the non-employee director's annual stock and cash retainer.  Non-employee directors shall have five years from the date of election or appointment to attain such ownership levels.  The Governance/Nominating Committee in its discretion may extend the period of time for attainment of such ownership levels in appropriate circumstances.  For purposes of these guidelines, a non-employee director's stock ownership shall include all shares of the Company's common stock owned outright by the director and by his or her immediate family members (spouse and dependent children) and any shares held in trust for the benefit of the director and/or his or her immediate family members, plus any stock held for the benefit of the director in a deferred compensation plan.  The value of stock to be acquired by the Non-Executive Chairman of the Board need not be more than that of the other directors.

The value of a share shall be measured as the greater of the then current market price or the closing price of a share of the Company's common stock on the director’s acquisition date.

In the event a non-employee director’s annual retainer increases, he or she will have one year from the date of the increase to acquire any additional shares needed to meet these guidelines.

All current directors own stock in the Company, and each director that has served on the Board for five or more years has met or exceeded the ownership requirements.

AUDIT/FINANCE COMMITTEE REPORT

This report provides information concerning the Audit/Finance Committee of the Board of Directors.  The Audit/Finance Committee is comprised entirely of independent directors, as defined and required by applicable NASDAQ rules.  The current members are Mr. Fox, Mr. Cadogan, Mr. Dillard and Dr. Hasselmo.

The primary function of the Audit/Finance Committee is to represent and assist the Board of Directors in fulfilling its oversight responsibilities regarding the Company’s financial reporting and accounting practices, including the integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements; the independent public accountants’ qualifications and independence; the performance of the Company’s internal audit function and independent public accountants; and the preparation of this report that SEC rules require be included in the Company’s annual Proxy Statement.  The Audit/Finance Committee performs this work pursuant to a written charter approved by the Board of Directors. The charter is available on the Company’s website at www.acxiom.com.  The Audit/Finance Committee has implemented procedures to assist it during the course of each fiscal year in devoting the attention that is necessary and appropriate to each of the matters assigned to it under its charter.

On a quarterly basis, the Audit/Finance Committee meets separately with the Company’s internal auditors and KPMG LLP (“KPMG”), the Company’s independent public accountants, without management present, to discuss the results of their audits and reviews, their evaluations of the Company’s internal controls over financial reporting, and the overall quality of the Company’s financial reporting.   The Audit Committee also meets separately with the Company’s Chief Financial Officer when needed.  Following these separate discussions, the Audit Committee meets in executive session.

Management of the Company is responsible for the preparation and presentation of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls, and procedures that are designed to provide reasonable assurance regarding compliance with accounting standards and applicable laws and regulations.  The independent public accountants are responsible for auditing the Company’s financial statements and expressing opinions as to the financial statements’ conformity with generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting.

In the performance of its oversight function, the Audit/Finance Committee has reviewed and discussed with management and KPMG the audited financial statements for the year ended March 31, 2015, management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of March 31, 2015, and KPMG’s evaluation of the Company’s internal control over financial reporting as of that date.  The Audit/Finance Committee has also discussed with the independent public accountants the matters that the independent public accountants must communicate to the Audit/Finance Committee under applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”).

With respect to the Company’s independent public accountants, the Audit/Finance Committee, among other things, discussed with KPMG matters relating to its independence and has received the written disclosures and the letter from the independent public accountants required by applicable provisions of the PCAOB regarding the independent public accountants’ communications with the Audit/Finance Committee concerning independence. The Chairman of the Audit/Finance Committee has reviewed and approved in advance all services provided to the Company by KPMG.

The Audit/Finance Committee annually reviews KPMG’s independence and performance in connection with the Committee’s responsibility for the appointment and oversight of the Company’s independent public accountants.  The Audit/Finance Committee considers, among other things, KPMG’s historical and recent performance on the Company’s audit.  The Audit/Finance Committee considers KPMG’s tenure as the Company’s independent public accountants and their familiarity with our operations, businesses, accounting policies and practices, and internal control over financial reporting.  Further, in conjunction with the mandated rotation of the public accountants’ lead engagement partner, the Audit/Finance Committee is involved in the selection of KPMG’s lead engagement partner every five years.  The Audit/Finance Committee believes that the continued retention of KPMG to serve as the Company’s independent public accountants is in the best interests of the Company and its stockholders.

Based on the reviews and discussions referred to above, the Audit/Finance Committee recommended to the Board of Directors that the audited financial statements for the year ended March 31, 2015, be included in Acxiom’s Annual Report on Form 10-K for the year ended March 31, 2015, for filing with the SEC.

                                      Submitted by the Audit/Finance Committee

                                      Richard P. Fox, Chairman
                                      Timothy R. Cadogan
                                      William T. Dillard II
                                      Ann Die Hasselmo

RELATED-PARTY TRANSACTIONS

The Governance/Nominating Committee of the Board of Directors has the responsibility of reviewing and approving any transaction required to be disclosed as a related-party transaction under SEC rules and regulations.  As provided in the committee’s charter, no related-party transaction will be approved unless it is deemed by the committee to be commercially reasonable and in the best interests of, or not inconsistent with the best interests of, the Company. Since the beginning of the Company’s past fiscal year, there were no reportable related-party transactions, and none are currently proposed.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Acxiom’s executive officers, directors, and the owners of more than 10 percent of our stock to file reports of ownership and changes in ownership with the SEC.  A copy of each report is furnished to Acxiom.  SEC regulations require us to identify anyone who has failed to timely file his or her Section 16(a) reports.  Based solely on our review of reports furnished to us and the written representations that no other reports were required during the fiscal year ended March 31, 2015, we believe that all Section 16(a) filing requirements were met during the last fiscal year.

STOCKHOLDER PROPOSALS

It is currently anticipated that the 2016 annual meeting of Acxiom stockholders (the “2016 Annual Meeting”) will be held on August 16, 2016.  Stockholders who intend to present proposals at the 2016 Annual Meeting and who wish to have those proposals included in Acxiom’s proxy statement for the 2016 Annual Meeting must ensure that those proposals are received by the Company’s Corporate Secretary at 601 E. Third Street, P.O. Box 8190, Little Rock, Arkansas 72203-8190 on or before March 3, 2016.  Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for Acxiom’s 2016 Annual Meeting.

In addition, under Acxiom’s bylaws, stockholders who intend to submit a proposal regarding a director nomination or other matter of business at the 2016 Annual Meeting, and who do not intend to have such proposal  included in the Company’s proxy statement and form of proxy relating to the 2016 Annual Meeting pursuant to SEC regulations, must ensure that notice of any such proposal (including certain additional information specified in Acxiom’s bylaws) is received by the Company’s Corporate Secretary at the address specified above not earlier than May 20, 2016, nor later than June 19, 2016, to be considered timely.  Such proposals, and the additional information specified by the bylaws, must be submitted within this time period in order to be considered at the 2016 Annual Meeting.

EXPENSES OF SOLICITATION

Acxiom will bear the expense of preparing and mailing the proxy statement and related materials.  Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward the solicitation materials to our stockholders, and we will provide reimbursement for reasonable out-of-pocket expenses incurred by these third parties.  We have retained The Proxy Advisory Group, LLC, 18 East 41st Street, Suite 2000, New York, New York 10017 to assist in the mailing and solicitation of proxies for fees which are expected not to exceed $12,000.

HOUSEHOLDING OF PROXY MATERIALS

If you and other Acxiom stockholders share a mailing address, you may have received a single copy of Acxiom’s notice of Internet availability of proxy materials and, if applicable, this proxy statement and the annual report.  This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs.  Unless the Company has received contrary instructions from you or the other stockholders sharing your address that you did not want to participate in householding, you are deemed to have consented to it.  Each stockholder will continue to receive a separate proxy card or voting instruction form.

If you would like to receive an extra copy of the annual report or this proxy statement, we will send a copy to you by mail upon request to the Corporate Secretary, 601 E. Third Street, P.O. Box 8190, Little Rock, Arkansas 72203-8190, or by calling 501-252-0519.  Each document is also available in digital form for download or review in the “Investor Relations” section of our website at www.acxiom.com or at www.proxyvote.com.

If you would like to revoke your consent to householding and in the future receive your own set of proxy materials, or if your household is currently receiving multiple copies of the proxy materials and you would like in the future to receive only a single set of proxy materials at your address, you may be able to do so by contacting the Broadridge Householding Department by mail at 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-800-542-1061, and providing your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers.  If this option is not available to you, please contact your custodian bank or broker directly.  The revocation of a consent to householding will be effective 30 days following its receipt.  You may also have an opportunity to opt in or opt out of householding by following the instructions on your voting instruction form or by contacting your bank or broker.

OTHER MATTERS

The Board does not intend to present any items of business other than those listed in the Notice of Annual Meeting of Stockholders above.  If other matters are properly brought before the meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with their best judgment.  Discretionary authority to vote on other matters is included in the proxy.  The materials referred to in this proxy statement under the captions “Compensation Committee Report” and “Audit/Finance Committee Report” shall not be deemed soliciting material or otherwise deemed filed and shall not be deemed to be incorporated by any general statement of incorporation by reference in any filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

By Order of the Board of Directors

/s/ Catherine L. Hughes
Catherine L. Hughes
Corporate Governance Officer & Secretary

Little Rock, Arkansas
July 1, 2015

APPENDIX A

AMENDED AND RESTATED
2010 EXECUTIVE CASH INCENTIVE PLAN
OF ACXIOM CORPORATION

1.           Purpose of the Plan.

The purpose of the 2010 Executive Cash Incentive Plan of Acxiom Corporation (the “Plan”) is to advance the interests of Acxiom Corporation (the “Company”) and its stockholders by providing incentives in the form of cash bonus awards to certain officers and other employees of the Company and its Subsidiaries.  The Plan is intended to enable the Company to attract and retain appropriate executive talent and to motivate such officers to manage and grow the Company’s business and to attain the performance goals articulated under the Plan.

2.           Definitions.

(a) “Award” means a cash award granted pursuant to the Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

(d) “Committee” means the Compensation Committee of the Board (or a subcommittee thereof established to administer the Plan), or any successor thereto or any other committee designated by the Board to assume the obligations of the Committee hereunder.  Each member of the Committee shall be an “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder.

(e) “Company” means Acxiom Corporation, a Delaware corporation, and its Subsidiaries.

(f) "Covered Officer" shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a "covered employee" of the Company within the meaning of Section 162(m) of the Code and the Regulations promulgated thereunder; provided, however, that the term "Covered Officer" shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award under the Plan or at any subsequent time, as reasonably expected not to be such a "covered employee" with respect to the current taxable year of the Company or to the taxable year of the Company in which any applicable Award hereunder will be paid and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a "covered employee" with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award hereunder will be paid.

(g) “Effective Date” means the date on which the Plan takes effect in accordance with Section 15 of the Plan.

(h) “Participant” means an employee of the Company or any of its Subsidiaries who is selected by the Committee to participate in the Plan pursuant to Section 4 of the Plan.

(i) “Performance Period” means the Company’s fiscal year (or multiples thereof) or any portion thereof designated by the Committee as a Performance Period.

(j) “Plan” means this Amended and Restated 2010 Executive Cash Incentive Plan of Acxiom Corporation.

       (k) “Subsidiary” means a subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3.           Administration.

(a)           General.  The Plan shall be administered by the Committee.  Subject to Section 3(b), the Committee shall have the authority to select the employees to be granted Awards under the Plan, to determine the size and terms of an Award (subject to the limitations imposed on Awards in Section 5 below), to modify the terms of any Award that has been granted, to determine the time when Awards will be made, the amount of any payments pursuant to such Awards and the Performance Period to which they relate, to determine any employment restrictions on actual receipt of payments pursuant to Awards, to establish performance objectives in respect of such Performance Periods and to determine whether such performance objectives were attained.  The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan.  The Committee may correct any defect or omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable.  Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.  Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

(b)           Covered Officers.  Any discretion exercised under the Plan affecting any Award to a Covered Officer shall be subject in all events to Section 162(m) of the Code, unless the Committee makes a specific determination that such Award is not intended to comply with Section 162(m) of the Code.

4.           Eligibility and Participation.

The Committee shall determine the employees who shall be Participants for the Performance Period.  The designation of Participants shall be made individually or by groups or classifications of employees, as the Committee deems appropriate.

5.           Awards.

(a) Scope.  Each year the Committee will establish Award opportunities and performance targets for Participants for the determination of potential Awards hereunder.  Award opportunities shall be set as a percentage of base salary.  Following the close of a Performance Period, the Committee shall evaluate the Company’s actual performance against the performance targets to determine the actual bonus to be paid.

(b) Performance Goals.  Awards to Participants shall be based solely upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below.  For purposes of this Section 5, the formula on which performance targets are based with respect to Awards under this Plan shall be limited to one or more of the following Company, Subsidiary, operating unit or division financial performance measures:

•	earnings before interest, taxes, depreciation and/or amortization;

•	operating income or profit;

•	operating efficiencies;

•	return on equity, assets, capital, capital employed, or investment;

•	after tax operating income;

•	net income;

•	earnings or book value per share;

•	cash flow(s);

•	total sales or revenues or sales or revenues per employee, including total value of contracts executed in a given time period;

•	production;

•	stock price or total stockholder return;

•	cost of capital or assets under management;

•	strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures;

or any combination thereof.  Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders' equity and/or shares of common stock outstanding, or to assets or net assets.  The Committee may appropriately adjust any evaluation of performance under criteria set forth in this Section 5(b) to exclude any of the following events that occurs during a performance period:  (i) asset impairments or write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, and (vi) the effect of adverse or delayed federal, state or local governmental or regulatory action; provided that the Committee commits to make any such adjustments within the 90 day period set forth in Section 5(d) below.

(c)           Maximum Award.  With respect to any Covered Officer, the maximum annual amount of an Award hereunder shall be $3,000,000.

(d)           Administration.  To the extent necessary to comply with Section 162(m) of the Code, with respect to grants of Awards to Covered Officers, no later than 90 days following the commencement of each Performance Period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (1) select the performance goal or goals applicable to the Performance Period, (2) establish the various targets and bonus amounts which may be earned for such Performance Period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such Performance Period.  Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such Performance Period.  In determining the amount earned by a Participant for a given Performance Period, the Committee shall have the right to adjust the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period; provided, that with respect to any Covered Officer, the Committee may exercise the discretion described in this sentence only to reduce the amount otherwise payable to such Covered Officer.

(e)           Payment.  The amount of the Award payable as determined by the Committee for the Performance Period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of the Performance Period, but in all events by such time as is necessary for the payment to qualify as a “short-term deferral” pursuant to Section 1.409A-1(b)(4) of the United States Treasury Regulations.  Award payments shall be made in cash.  Except as the Committee may otherwise determine in its sole and absolute discretion, termination of a Participant’s employment prior to the end of the Performance Period will result in the forfeiture of the Award by the Participant, and no payments shall be made with respect thereto.

6.           Amendments or Termination.

The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair any of the rights or obligations under any Award theretofore granted to a Participant under the Plan without such Participant's consent; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of any applicable law, rule or regulation.

7.           No Right to Employment or Awards.

Neither the Plan nor any action taken hereunder shall be construed as giving any Participant or other person any right to continue to be employed by or perform services for the Company or any Subsidiary, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved to the Company and its Subsidiaries.  No person shall have any claim to be granted any Award and there is no obligation for uniformity of treatment among Participants.  The terms and conditions of Awards, if any, need not be the same with respect to each Participant.

8.           Offset of Awards.

The Committee, in its sole discretion, may reduce any amounts otherwise payable to any Participant hereunder in order to satisfy any liabilities owed to the Company or any of its Subsidiaries by the Participant, but only to the extent any such offset complies with the requirements of Section 409A of the Code and the guidance issued thereunder.

9.           Adjustments Upon Certain Events.

In the event of any material change in the business assets, liabilities or prospects of the Company, any division or any Subsidiary, the Committee in its sole discretion and without liability to any person may make such adjustment, if any, as it deems to be equitable as to any affected terms of outstanding Awards.

10.           Miscellaneous Provisions.

The Company is the sponsor and legal obligor under the Plan and shall make all payments hereunder, other than any payments to be made by any of the Subsidiaries (in which case payment shall be made by such Subsidiary, as appropriate).  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to ensure the payment of any amounts under the Plan, and the Participants' rights to the payment hereunder shall be no greater than the rights of the Company's (or Subsidiary's) unsecured creditors.  All expenses involved in administering the Plan shall be borne by the Company.

11.           Choice of Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.

12.           Withholding of Taxes.

Any payment made under the Plan shall be subject to any federal, state, local or foreign income or other taxes or obligations required by law to be withheld with respect to such payment.

13.           Payments Subject to Clawback Policy.

Any payments made hereunder shall be subject to the clawback policy adopted by the Board or a committee of the Board, as such policy may be amended from time to time.

14.           Beneficiaries; Prohibition on Assignments.

Each Participant may designate a beneficiary or beneficiaries to receive, in the event of such Participant’s death, any Award amounts due to the Participant under the Plan.  Each Participant shall have the right to revoke any such designation and to redesignate a beneficiary or beneficiaries by written notice to the Company to such effect.  If any Participant dies without naming a beneficiary or if all of the beneficiaries named by a Participant predecease the Participant, then any Award amounts due to the Participant shall be paid to the Participant’s estate.  Prior to a Participant’s death, except as otherwise required by applicable law, any interest, benefit, payment, claim or right of such Participant under the Plan may not be sold, transferred, assigned, pledged, encumbered or hypothecated by the Participant and shall not be subject in any manner to any claims of any creditor of the Participant or beneficiary, and any attempt to take any such action shall be null and void.  During the lifetime of a Participant, payment of an Award shall only be made to the Participant.

15.           Effectiveness of the Plan.

This amendment and restatement of the Plan shall be effective as of the date of its adoption by the Committee.

APPENDIX B

AMENDED AND RESTATED
2005 EQUITY COMPENSATION PLAN
OF
ACXIOM CORPORATION

1. Establishment and Purpose.  This Amended and Restated 2005 Equity Compensation Plan of Acxiom Corporation (the “Plan”) was originally established under the name of the 2000 Associate Stock Option Plan of Acxiom Corporation.  The Plan has been amended from time to time and hereby is amended and restated as set forth herein, effective May 8, 2015, subject to the approval of Acxiom Corporation (“Company”) stockholders.  The purpose of the Plan is to further the growth and development of the Company and any of its present or future Subsidiaries and Affiliated Companies (as defined below) by allowing certain Associates (as defined below) to acquire or increase equity ownership in the Company, thereby offering such Associates a proprietary interest in the Company’s business and a more direct stake in its continuing welfare, and aligning their interests with those of the Company’s stockholders.  The Plan is also intended to assist the Company in attracting and retaining talented Associates, who are vital to the continued development and success of the Company.

2.	Definitions. The following capitalized terms, when used in the Plan, have the following meanings:

          (a)   “Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.

       (b)       “Affiliated Company” means any corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity in which the Company or any of its Subsidiaries has an ownership interest.

        (c)           “Associate” means any employee, officer (whether or not also a director), director, affiliate, independent contractor or consultant of the Company, a Subsidiary or an Affiliated Company who renders those types of services which tend to contribute to the success of the Company, its Subsidiaries or its Affiliated Companies, or which may reasonably be anticipated to contribute to the future success of the
          Company, its Subsidiaries or its Affiliated Companies.

(d)           “Award” means the grant, pursuant to the Plan, of any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Awards, Performance Share, Performance Unit, Qualified Performance-Based Award, or Other Stock Unit Award.  The terms and conditions applicable to an Award shall be set forth in applicable Grant Documents.

(e)           “Award Agreement” means any written or electronic agreement, contract, or other document or instrument evidencing any Award granted by the Committee or the Board hereunder, which may, but need not, be executed or acknowledged by both the Company and the Participant.

(f)           “Board” means the Board of Directors of the Company.

(g)           “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time.

(h)           “Common Stock” means the common stock, par value $.10 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 16 of the Plan.

(i)           “Committee” means the Compensation Committee of the Board (as well as any successor to the Compensation Committee and any Company officers to whom authority has been lawfully delegated by the Compensation Committee).  All of the members of the Committee, which may not be less than two, are intended at all times to qualify as “outside directors” within the meaning of Section 162(m) of the Code and “Non-Employee Directors” within the meaning of Rule 16b-3, and each of whom is “independent” as set forth in the applicable rules and regulations of the Securities and Exchange Commission and/or Nasdaq or any stock exchange upon which the Shares may be listed in the future; provided, however, that the failure of a member of such Committee to so qualify shall not be deemed to invalidate any Award granted by such Committee.

(j)           “Covered Associate” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(k)           “Date of Grant” means the date specified by the Committee or the Board, as applicable, on which a grant of an Award will become effective.

(l)           “Exercise Period” means the period during which an Option shall vest and become exercisable by a Participant (or his or her representatives or transferees) as specified in Section 6(c) below.

(m)           “Exercise Price” means the purchase price per share payable upon exercise of an Option.

(n)           “Fair Market Value” means, as of any applicable determination date or for any applicable determination period, the closing price of the Company’s Common Stock as reported by Nasdaq (or any other stock exchange upon which the Common Stock may be listed for trading).

(o)           “Grant Documents” means any written or electronic Award Agreement, memorandum, notice, and/or other document or instrument evidencing the terms and conditions of the grant of an Award by the Committee or the Board under the Plan, which may, but need not, be executed or acknowledged by both the Company and the Participant.

(p)           “Incentive Stock Option” means an Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(q)           “Legal Requirements” means any laws, or any rules or regulations issued or promulgated by the Internal Revenue Service (including Section 422 of the Code), the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., Nasdaq (or any other stock exchange upon which the Common Stock may be listed for trading), or any other governmental or quasi-governmental agency having jurisdiction over the Company, the Common Stock, or the Plan.

(r)           “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(s)           “Option” means an option granted to a Participant pursuant to the Plan to acquire a certain number of Shares at such price(s) and during such period(s) and under such other terms and conditions as the Committee or Board shall determine from time to time.

(t)           “Other Stock Unit Award” means any right granted to a Participant by the Committee or Board pursuant to Section 10 hereof.

(u)           “Participant” means an Associate who is selected by the Committee or the Board to receive an Award under the Plan.

(v)           “Performance Award” means any Award of Performance Shares or Performance Units pursuant to Section 9 hereof.

(w)           “Performance Goals” means the pre-established objective performance goals established by the Committee for each Performance Period.  The Performance Goals may be based upon the performance of the Company (or a division, organization or other business unit thereof), a Subsidiary, an Affiliated Company, or of an individual Participant, using one or more of the Performance Measures selected by the Committee in its discretion.  Performance Goals may be set at a specific level, or may be expressed as a relative percentage to the comparable measure at comparison companies or a defined index.  Performance Goals shall, to the extent applicable, be based upon generally accepted accounting principles, but shall be adjusted by the Committee to take into account the effect of the following:  changes in accounting standards that may be required by the Financial Accounting Standards Board after the Performance Goal is established; realized investment gains and losses; extraordinary, unusual, non-recurring, or infrequent items; “non-gaap financial measures” that have been included in Acxiom’s quarterly earnings releases and disclosed to investors in accordance with SEC regulations; and other items as the Committee determines to be required so that the operating results of the Company (or a division, organization or other business unit thereof), a Subsidiary or an Affiliated Company shall be computed on a comparative basis from Performance Period to Performance Period.  Determinations made by the Committee shall be based on relevant objective information and/or financial data, and shall be final and conclusive with respect to all affected parties.

(x)           “Performance Measures” means one or more of the following criteria, on which Performance Goals may be based:  (a) earnings (either in the aggregate or on a per-Share basis, reflecting dilution of Shares as the Committee deems appropriate and, if the Committee so determines, net of or including dividends) before or after interest and taxes (“EBIT”) or before or after interest, taxes, depreciation, and amortization (“EBITDA”); (b) gross or net revenue or changes in annual revenues; (c) cash flow(s) (including operating, free or net cash flows); (d) financial return ratios; (e) total stockholder return, stockholder return based on growth measures or the attainment by the Shares of a specified value for a specified period of time, (f) Share price, or Share price appreciation; (g) earnings growth or growth in earnings per Share; (h) return measures, including return or net return on assets, net assets, equity, capital, investment, or gross sales; (i) adjusted pre-tax margin; (j) pre-tax profits; (k) operating margins; (l) operating profits; (m) operating expenses; (n) dividends; (o) net income or net operating income; (p) growth in operating earnings or growth in earnings per Share; (q) value of assets; (r) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (s) aggregate product price and other product measures; (t) expense or cost levels, in each case, where applicable, determined either on a company-wide basis or in respect of any one or more specified divisions; (u) reduction of losses, loss ratios or expense ratios; (v) reduction in fixed costs; (w) operating cost management; (x) cost of capital; (y) debt reduction; (z) productivity improvements; (aa) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; (bb) customer satisfaction based on specified objective goals or a Company-sponsored customer survey; or (cc) Associate diversity goals.

Performance Measures may be applied on a pre-tax or post-tax basis, and may be based upon the performance of the Company (or a division, organization or other business unit thereof), a Subsidiary, an Affiliated Company, or of an individual Participant.  The Committee may, at time of grant, in the case of an Award intended to be a Qualified Performance-Based Award, and in the case of other grants, at any time, provide that the Performance Goals for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts, and any unusual nonrecurring gain or loss.

(y)           “Performance Period” means that period established by the Committee or the Board at the time any Award is granted or at any time thereafter during which any performance goals specified by the Committee or the Board with respect to such Award are to be measured.

(z)           “Performance Share” means any grant pursuant to Section 9 hereof of a right to receive the value of a Share, or a portion or multiple thereof, which value may be paid to the Participant by delivery of such property as the Committee or Board shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee or the Board shall establish at the time of such grant or thereafter.

(aa)           “Performance Unit” means any grant pursuant to Section 9 hereof of a right to receive the value of property other than a Share, or a portion or multiple thereof, which value may be paid to the Participant by delivery of such property as the Committee or Board shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such Performance Goals during the Performance Period as the Committee or the Board shall establish at the time of such grant or thereafter.

(bb)           “Qualified Performance-Based Award” means an Award to a Covered Associate who is a salaried employee of the Company or to an Associate that the Committee determines may be a Covered Associate at the time the Company would be entitled to a deduction for such Award, which Award is intended to provide “qualified performance-based compensation” within the meaning of Code Section 162(m).

(cc)           “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee or the Board, in their sole discretion, may impose (including, without limitation, any forfeiture condition or any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee or the Board may deem appropriate.

(dd)           “Restricted Stock Award” means an award of Restricted Stock or Restricted Stock Units under Section 8 hereof.

(ee)           “Restricted Stock Unit” means a right awarded to a Participant that, subject to Section 8(c), may result in the Participant’s ownership of Shares upon, but not before, the lapse of restrictions related thereto.

(ff)           “Restriction Period” means the period of time specified by the Committee or Board pursuant to Sections 8 and 10 below.

(gg)           “Rule 16b-3” means Rule 16b-3 under Section 16 of the Act, as such Rule may be in effect from time to time.

(hh)           “Shares” means the shares of Common Stock of the Company, $.10 par value.

(ii)           “Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 of the Plan, to surrender to the Company all (or a portion) of such right and, if applicable, a related Option, and receive cash or shares of Common Stock in accordance with the provisions of Section 7.

(jj)           “Strike Price” shall have the meaning set forth for such term in Section 7(b) of the Plan.

(kk)           “Subsidiary” means any corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity in which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power or equity interests represented by all classes of stock, membership or other interests issued by such corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity.

(ll)           “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or with which the Company combines.

(mm)       “UK Addendum” means the addendum set forth on Schedule A.

3. Administration.  The Plan shall be administered by the Committee and the Board.  Except as otherwise provided herein, each of the Committee or the Board has the full authority and discretion to administer the Plan, and to take any action that is necessary or advisable in connection with the administration of the Plan including, without limitation, the authority and discretion to:

(a)	select the Associates eligible to become Participants under the Plan;

(b)	determine whether and to what extent Awards are to be granted;

(c)	determine the number of Shares to be covered by each grant;

         (d) determine the terms and conditions, not inconsistent with the terms of the Plan, of any grant hereunder (including, but not limited to, the term of the Award, the Exercise Price or Strike Price and any restriction, limitation, procedure, or deferral related thereto, provisions relating to the effect upon the Award of a Participant’s cessation of employment, acceleration of vesting, forfeiture provisions regarding an Award and/or the profits received by any Participant from receiving an Award of exercising an Option or Stock Appreciation Right, and any other terms and conditions regarding any Award, based in each case upon such guidelines and factors as the Committee or Board shall determine from time to time in their sole discretion);

          (e) determine whether, to what extent and under what circumstances grants under the Plan are to be made and operate, whether on a tandem basis or otherwise, with other grants or awards (whether equity or cash based) made by the Company under or outside of the Plan; and

          (f) delegate to one or more officers of the Company the right to grant Awards under the Plan, provided that such delegation is made in accordance with the provisions of applicable state and federal laws.

Each of the Committee and the Board shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award granted under thereunder (and any Grant Documents relating thereto); and to otherwise supervise the administration of the Plan.

Each of the Committee and the Board shall also have the authority to provide, in their discretion, for the rescission, forfeiture, cancellation or other restriction of any Award granted under the Plan, or for the forfeiture, rescission or repayment to the Company by a Participant or former Participant of any profits or gains related to any Award granted hereunder, or other limitations, upon the occurrence of such prescribed events and under such circumstances as the Committee or the Board shall deem necessary and reasonable for the benefit of the Company; provided, however, that this provision shall have no application after a change in control transaction (as defined below in Section 11) has occurred.

All decisions made by the Committee and the Board pursuant to the provisions of the Plan shall be made in the Committee’s or Board’s sole discretion and shall be final and binding on all persons including the Company and any Participant.  No member of the Committee or Board will be liable for any such action or determination made in good faith.

Notwithstanding any provision of the Plan to the contrary, the Committee shall have the exclusive authority and discretion to award, administer or otherwise take any action required or permitted to be taken with respect to Qualified Performance-Based Awards or under any provisions of the Plan with respect to Awards that are intended to comply with the requirements of Section 162(m) of the Code.

4.           Shares Subject to the Plan.

    (a)           The total number of Shares which may be issued pursuant to the Plan shall not exceed 28,425,000 Shares.  Such Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares, as determined in the discretion of the Committee or the Board.  Notwithstanding anything to the contrary in this Section 4, in no event will more than 28,425,000 Shares be cumulatively available for Awards of Incentive Stock Options under the Plan.

    (b)           If any Award made under the Plan is forfeited, any Option (and the related Stock Appreciation Right, if any), or any Stock Appreciation Right not related to an Option terminates, expires or lapses without being exercised, or any Stock Appreciation Right is exercised for cash, the Shares subject to such Awards that are, as a result, not delivered to the Participant shall again be available for delivery in connection with Awards.  If a Stock Appreciation Right is exercised, the total number of Shares against which the Stock Appreciation Right was measured, not merely the number of Shares issued, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.  If the Exercise Price of any Option is satisfied by delivering Shares to the Company (by either actual delivery or by attestation), the total number of Shares exercised, not merely the number of Shares delivered or attested to, shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery pursuant to Awards under the Plan.  To the extent any Shares subject to an Award are not delivered to a Participant because such Shares are used to satisfy an applicable tax withholding obligation, such Shares that are not delivered shall be deemed delivered and shall not thereafter be available for delivery in connection with Awards.

    (c)           Shares available for issuance or reissuance under the Plan will be subject to adjustment as provided in Section 16 below.

5.           Eligible Participants.  All Associates shall be eligible to receive Awards and thereby become Participants in the Plan, regardless of such Associate’s prior participation in the Plan or any other benefit plan of the Company, provided that (1) only Associates who are employees of the Company or a Subsidiary may receive Incentive Stock Options; and (2) for any Performance Period for which Awards are intended to be Qualified Performance-Based Awards to eligible classes of Associates as set forth in Section 14, the Committee shall designate the Associates eligible to be granted Awards no later than the 90th day after the start of the fiscal year (or in the case of a Performance Period based upon a time period other than a fiscal year, no later than the date 25% of the Performance Period has elapsed).  No executive officer named in the Summary Compensation Table of the Company’s then current Proxy Statement shall be eligible to receive in excess of 400,000 Options or Stock Appreciation Rights in any one-year period.

6.           Options.

                   (a)    Grant of Options.  The Committee, the Board or their lawful designees may from time to time authorize grants of Options to any Participant upon such terms and conditions as the Committee or Board may     determine in accordance with the provisions set forth in the Plan.  Each grant will specify, among other things, the number of Shares to which it pertains; the Exercise Price, the form of payment to be made by the Participant for the shares purchased upon exercise of any Option; the required period or periods (if any) of continuous service by the Participant with the Company, a Subsidiary or an Affiliated Company and/or any other conditions to be satisfied before the Options or installments thereof will vest and become exercisable.  Options granted under the Plan may be either Non-Qualified Options or Incentive Stock Options.

Notwithstanding any provision of the Plan to the contrary, the aggregate Fair Market Value (as determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed the maximum amount specified by Section 422 of the Code, as amended from time to time (currently $100,000).

Each Option granted under this Plan will be evidenced by Grant Documents delivered to the Participant containing such further terms and provisions, not inconsistent with the Plan, as the Committee or Board may approve in their discretion.

          (b)           Exercise Price.

(i)
The Exercise Price for each share of Common Stock purchasable under any Option shall be not less than 100% of the Fair Market Value per share on the Date of Grant as the Committee or Board shall specify.  All such Exercise Prices shall be subject to adjustment as provided for in Section 16 hereof.

(ii)
If any Participant to whom an Incentive Stock Option is to be granted under the Plan is on the Date of Grant the owner of stock (as determined under Section 425(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any one of its Subsidiaries or Affiliated Companies, then the Exercise Price per share of Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock on the Date of Grant.

(c)
Exercise Period.  Subject to Section 11 hereof, the period during which an Option shall vest and become exercisable by a Participant (or his or her representative(s) or transferee(s)) whether during or after employment or following death, retirement or disability (the “Exercise Period”) shall be such period of time as may be designated by the Committee or the Board as set forth in the Committee’s or Board’s applicable rules, guidelines and practices governing the Plan and/or in the Grant Documents executed in connection with such Option.  If the Committee or Board provides, in their sole discretion, that any Option is exercisable only in installments, the Committee or Board may waive or accelerate such installment exercise provisions at any time at or after grant in whole or in part, based upon such factors as the Committee or Board shall determine, in their sole discretion.

The maximum duration of any Incentive Stock Option granted under the Plan shall be ten (10) years from the Date of Grant (and no such Incentive Stock Option shall be exercisable after the expiration of such (10) year period), unless the Incentive Stock Option is granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company, in which case the term may not exceed five (5) years from the Date of Grant.  The duration of Non-Qualified Stock Options shall be for such period as determined by the Committee or Board in its sole discretion, not to exceed ten years.

(d)
Exercise of Option.  Subject to Section 11 hereof, an Option may be exercised by a Participant at any time and from time to time during the Exercise Period by giving written notice of such exercise to the Company specifying the number of shares of Common Stock to be purchased by the Participant.  Such notice shall be accompanied by payment of the Exercise Price in accordance with subsection (e) below.

(e)
Payment for Shares.  Full payment of the Exercise Price for the Shares purchased upon exercise of an Option, together with the amount of any tax or excise due in respect of the sale and issue thereof, may be made in one of the following forms of payment:

(i)	Cash, by check or electronic funds transfer;

(ii)
Pursuant to procedures approved by the Company, through the sale (or margin) of Shares acquired upon exercise of the Option through a broker-dealer to whom the Participant has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale (or if applicable margin loan) proceeds sufficient to pay for the Exercise Price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by reason of such exercise;

(iii)
By delivering previously-owned shares of Common Stock owned by the Participant for a period of at least six months having a Fair Market Value on the date upon which the Participant exercises his or her Option equal to the Exercise Price, or by delivering a combination of cash and shares of Common Stock equal to the aggregate Exercise Price;

(iv)
By authorizing the Company to withhold a number of shares of Common Stock otherwise issuable to the Participant upon exercise of an Option having an aggregate Fair Market Value on the date upon which the Participant exercises his or her Option equal to the aggregate Exercise Price; or

(v)	By any combination of the foregoing.

Provided, however, that the payment methods described in clause (iv) immediately above shall not be available to a Participant without the prior consent of either the Committee or its authorized designee(s), or if at any time the Company is prohibited from purchasing or acquiring Shares under applicable law.  The Committee or the Board may permit a Participant to exercise an Option and defer the issuance of any Shares, subject to such rules and procedures as the Committee or Board may establish.

The Company will issue no certificates for Shares until full payment of the Exercise Price has been made, and a Participant shall have none of the rights of a stockholder until certificates for the Shares purchased are issued; provided however, that for purposes of this Section 6, full payment shall be deemed to have been received by the Company upon evidence of delivery to a broker-dealer of the irrevocable instructions contemplated by clause (ii) immediately above.

(f)
Withholding Taxes.  The Company may require a Participant exercising a Non-Qualified Stock Option or Stock Appreciation Right granted hereunder to reimburse the Company (or the entity which employs the Participant) for taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance of the Shares.  Such withholding requirements may be satisfied by any one of the following methods:

(i)	A Participant may deliver cash in an amount which would satisfy the withholding requirement;

(ii)	A Participant may deliver previously-owned Shares (based upon the Fair Market Value of the Common Stock on the date of exercise) in an amount which would satisfy the withholding requirement; or

(iii)
With the prior consent of either the Committee or the Board, or its authorized designees, a Participant may request that the Company (or the entity which employs the Participant) withhold from the number of Shares otherwise issuable to the Participant upon exercise of an Option such number of Shares (based upon the Fair Market Value of the Common Stock on the date of exercise) as is necessary to satisfy the withholding requirement.

(g)           Conditions to Exercise of Options.  The Committee or the Board may, in their discretion, require as conditions to the exercise of Options or Stock Appreciation Rights and the issuance of shares thereunder either (a) that a registration statement under the Securities Act of 1933, as amended, with respect to the Options or Stock Appreciation Rights and the shares to be issued upon the exercise thereof, containing such current information as is required by the Rules and Regulations under said Act, shall have become, and continue to be, effective; or (b) that the Participant or his or her transferee(s) (i) shall have represented, warranted and agreed, in form and substance satisfactory to the Company, both that he or she is acquiring the Option or Stock Appreciation Right and, at the time of exercising the Option or Stock Appreciation Right, that he or she is acquiring the shares for his/her own account, for investment and not with a view to or in connection with any distribution; (ii) shall have agreed to restrictions on transfer, in form and substance satisfactory to the Company; and (iii) shall have agreed to an endorsement which makes appropriate reference to such representations, warranties, agreements and restrictions both on the option and on the certificate representing the shares.

(h)           Use of Proceeds.  Proceeds realized from the sale of Common Stock pursuant to Options granted hereunder shall constitute general funds of the Company.

7.           Stock Appreciation Rights.

(a)   When granted, Stock Appreciation Rights may, but need not be, identified with a specific Option (including any Option granted on or before the Date of Grant of the Stock Appreciation Rights) in a number equal to or different from the number of Stock Appreciation Rights so granted. If Stock Appreciation Rights are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Grant Documents, the Participant’s associated Stock Appreciation Rights shall terminate upon the expiration, termination, forfeiture or cancellation of such Stock Option or the exercise of such Option.

(b)           The Strike Price of any Stock Appreciation Right shall (i) for any Stock Appreciation Right that is identified with an Option, equal the Exercise Price of such Option, or (ii) for any other Stock Appreciation Right, be not less than 100% of the Fair Market Value of a Share of Common Stock on the Date of Grant as the Committee or Board shall specify.  The duration of any Stock Appreciation Right shall be for such period as determined by the Committee or Board in its sole discretion, not to exceed ten years.

(c)           Subject to Section 11 hereof, (i) each Stock Appreciation Right which is identified with any Option grant shall vest and become exercisable by a Participant as and to the extent that the related Option with respect to which such Stock Appreciation Right is identified may be exercised; and (ii) each other Stock Appreciation Right shall vest and become exercisable by a Participant, whether during or after employment or following death, retirement or disability, at such time or times as may be designated by the Committee or Board as set forth in the applicable rules, guidelines and practices governing the Plan and/or the Grant Documents executed in connection with such Stock Appreciation Right.

(d)           Subject to Section 11 hereof, Stock Appreciation Rights may be exercised by a Participant by delivery to the Company of written notice of intent to exercise a specific number of Stock Appreciation Rights.  Unless otherwise provided in the applicable Grant Documents, the exercise of Stock Appreciation Rights which are identified with Shares of Common Stock subject to an Option shall result in the cancellation or forfeiture of such Option to the extent of the exercise of such Stock Appreciation Right.

(e)           The benefit to the Participant for each Stock Appreciation Right exercised shall be equal to (i) the Fair Market Value of a Share of Common Stock on the date of exercise, minus (ii) the Strike Price of such Stock Appreciation Right.  Such benefit shall be payable in cash, except that the Committee or Board may provide in the applicable rules, guidelines and practices governing the Plan and/or the Grant Documents that benefits may be paid wholly or partly in Shares of Common Stock.

8.           Restricted Stock Awards.

(a)           Issuance.  A Restricted Stock Award shall be subject to restrictions imposed by the Committee or the Board during a period of time specified by the Committee or Board (the “Restriction Period”).  Restricted Stock Awards may be issued hereunder to Participants for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan.  The provisions of Restricted Stock Awards need not be the same with respect to each Participant.

(b)           Restricted Stock.

(i)           The Company may grant Restricted Stock to those Associates the Committee or the Board may select in their sole discretion.  Each Award of Restricted Stock shall have those terms and conditions that are expressly set forth in or are required by the Plan and the Grant Documents as the Committee or the Board may determine in their discretion.

(ii)           While any restriction applies to any Participant’s Restricted Stock, (a) unless the Committee or the Board provides otherwise, the Participant shall receive the dividends paid on the Restricted Stock and shall not be required to return those dividends to the Company in the event of the forfeiture of the Restricted Stock; (b) the Participant shall receive the proceeds of the Restricted Stock in any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, which proceeds shall automatically and without need for any other action become Restricted Stock and be subject to all restrictions then existing as to the Participant’s Restricted Stock; and (c) the Participant shall be entitled to vote the Restricted Stock during the Restriction Period.

(iii)           The Restricted Stock will be delivered to the Participant subject to the understanding that while any restriction applies to the Restricted Stock, the Participant shall not have the right to sell, transfer, assign, convey, pledge, hypothecate, grant any security interest in or mortgage on, or otherwise dispose of or encumber any shares of Restricted Stock or any interest therein.  As a result of the retention of rights in the Restricted Stock by the Company, except as required by any applicable law, neither any shares of the Restricted Stock nor any interest therein shall be subject in any manner to any forced or involuntary sale, transfer, conveyance, pledge, hypothecation, encumbrance, or other disposition or to any charge, liability, debt, or obligation of the Participant, whether as the direct or indirect result of any action of the Participant or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors’ rights law.  Any action attempting to effect any transaction of that type shall be void.

(iv)           Unless other provisions are specified in the Grant Documents or Plan guidelines which may be adopted by the Committee or the Board from time to time, any Restricted Stock held by the Participant at the time the Participant ceases to be an Associate for any reason shall be forfeited by the Participant to the Company and automatically re-conveyed to the Company.

(v)           The Committee or the Board may withhold, in accordance with Section 17(f) hereof, any amounts necessary to collect any withholding taxes upon any taxable event relating to Restricted Stock.

(vi)           The making of an Award of Restricted Stock and delivery of any Restricted Stock is subject to compliance by the Company with all applicable laws.  The Company need not issue or transfer Restricted Stock pursuant to the Plan unless the Company’s legal counsel has approved all legal matters in connection with the delivery of the Restricted Stock.

(vii)           The Restricted Stock will be book-entry Shares only unless the Committee or the Board decides to issue certificates to evidence any shares of Restricted Stock.  The Company may place stop-transfer instructions with respect to all Restricted Stock on its stock transfer records.

(viii)           At the time of grant of Restricted Stock (or at such earlier or later time as the Committee or the Board determines to be appropriate in light of the provisions of Code Section 409A), the Committee or the Board may permit a Participant of an Award of Restricted Stock to defer receipt of his or her Restricted Stock in accordance with rules and procedures established by the Committee or the Board.  Alternatively, the Committee or the Board may, in their discretion and at the times provided above, permit an individual who would have been a Participant with respect to an Award of Restricted Stock, to elect instead to receive an equivalent Award of Restricted Stock Units, and the Committee or the Board may permit the Participant to elect to defer receipt of Shares under the Restricted Stock Units in accordance with Section 8(c)(viii).

(ix)           The minimum Restriction Period applicable to any Award of Restricted Stock that is not subject to performance conditions restricting the grant size, the transfer of the shares, or the vesting of the award shall be two (2) years from the date of grant; provided, however, that a Restriction Period of less than two (2) years may be approved under the Plan for such Awards with respect to up to a total of 100,000 Shares.

(c)           Restricted Stock Units.

(i)           The Company may grant Restricted Stock Units to those Associates as the Committee or the Board may select in its sole discretion.  Restricted Stock Units represent the right to receive Shares in the future, at such times, and subject to such conditions as the Committee or the Board shall determine.  The restrictions imposed shall take into account potential tax treatment under Code Section 409A.

(ii)           Until the Restricted Stock Unit is released from restrictions and any Shares subject thereto are delivered to the Participant, the Participant shall not have any beneficial ownership in any Shares subject to the Restricted Stock Unit, nor shall the Participant have the right to sell, transfer, assign, convey, pledge, hypothecate, grant any security interest in or mortgage on, or otherwise dispose of or encumber any Restricted Stock Unit or any interest therein.  Except as required by any law, no Restricted Stock Unit nor any interest therein shall be subject in any manner to any forced or involuntary sale, transfer, conveyance, pledge, hypothecation, encumbrance, or other disposition or to any charge, liability, debt, or obligation of the Participant, whether as the direct or indirect result of any action of the Participant or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors’ rights law.  Any action attempting to effect any transaction of that type shall be void.

(iii)           Upon the lapse of the restrictions, the Participant holder of Restricted Stock Units shall, except as noted below, be entitled to receive, as soon as administratively practical, (a) that number of Shares subject to the Award that are no longer subject to restrictions, (b) cash in an amount equal to the Fair Market Value of the number of Shares subject to the Award that are no longer subject to restrictions, or (c) any combination of Shares and cash, as the Committee or the Board shall determine in their sole discretion, or shall have specified at the time the Award was granted.

(iv)           Restricted Stock Units and the entitlement to Shares, cash, or any combination thereunder will be forfeited and all rights of a Participant to such Restricted Stock Units and the Shares thereunder will terminate if the applicable restrictions are not satisfied.

(v)           A Participant holder of Restricted Stock Units is not entitled to any rights of a holder of the Shares (e.g., voting rights and dividend rights), prior to the receipt of such Shares pursuant to the Plan.  The Committee or the Board may, however, provide in the Grant Documents that the Participant shall be entitled to receive dividend equivalent payments on Restricted Stock Units, on such terms and conditions as the Grant Documents may specify.

(vi)           The Committee or the Board may withhold, in accordance with Section 17(f) hereof, any amounts necessary to collect any withholding taxes upon any taxable event relating to any Restricted Stock Units.

(vii)           The granting of Restricted Stock Units and the delivery of any Shares is subject to compliance by the Company with all applicable laws.

(viii)           At the time of grant of Restricted Stock Units (or at such earlier or later time as the Committee or the Board determines to be appropriate in light of the provisions of Code Section 409A), the Committee or the Board may permit a Participant to elect to defer receipt of the Shares or cash to be delivered upon lapse of the restrictions applicable to the Restricted Stock Units in accordance with rules and procedures that may be established from time to time by the Committee or the Board.  Such rules and procedures shall take into account potential tax treatment under Code Section 409A, and may provide for payment in Shares or cash.

9.           Performance Awards.

(a)           Grant.  The Company or the Board may grant Performance Awards to Associates on any terms and conditions the Committee or the Board deem desirable.  Each Award of Performance Awards shall have those terms and conditions that are expressly set forth in, or are required by, the Plan and the Grant Documents.

(b)           Performance Goals.  The Committee or the Board may set Performance Goals which, depending on the extent to which they are met during a Performance Period, will determine the number of Performance Shares or Performance Units that will be delivered to a Participant at the end of the Performance Period.  The Performance Goals may be set at threshold, target, and maximum performance levels, and the number of Performance Shares or Units to be delivered may be tied to the degree of attainment of the various performance levels specified under the various Performance Goals during the Performance Period, which may not be less than one year.  No payment shall be made with respect to a Performance Share if any specified threshold performance level is not attained.

(c)           Beneficial Ownership.  A Participant receiving a Performance Award shall not have any beneficial ownership in any Shares subject to such Award until Shares are delivered in satisfaction of the Award, nor shall the Participant have the right to sell, transfer, assign, convey, pledge, hypothecate, grant any security interest in or mortgage on, or otherwise dispose of or encumber any Performance Award or any interest therein.  Except as required by any law, neither the Performance Award nor any interest therein shall be subject in any manner to any forced or involuntary sale, transfer, conveyance, pledge, hypothecation, encumbrance, or other disposition or to any charge, liability, debt, or obligation of the Participant, whether as the direct or indirect result of any action of the Participant or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors’ rights law.  Any action attempting to effect any transaction of that type shall be void.

(d)           Determination of Achievement of Performance Awards.  The Committee or the Board shall, promptly after the date on which the necessary financial, individual or other information for a particular Performance Period becomes available, determine and certify the degree to which each of the Performance Goals have been attained.

(e)           Payment of Performance Awards.  After the applicable Performance Period has ended, a recipient of a Performance Award shall be entitled to payment based on the performance level attained with respect to the Performance Goals applicable to the Performance Award.  Performance Awards shall be settled as soon as practicable after the Committee or Board determines and certifies the degree of attainment of Performance Goals for the Performance Period.  Subject to the terms and conditions of the Grant Documents, payment to a Participant with respect to a Performance Award may be made (a) in Shares, (b) in cash, or (c) any combination of Shares and cash, as the Committee or the Board may determine at any time in their sole discretion.

(f)           Limitation on Rights/Withholding.  A recipient of a Performance Award is not entitled to any rights of a holder of the Shares (e.g. voting rights and dividend rights), prior to the receipt of such Shares pursuant to the Plan.  The Committee or the Board may, however, provide in the Grant Documents that the Participant shall be entitled to receive dividend equivalent payments in an amount commensurate with earned Performance Awards, on such terms and conditions as the Grant Documents may specify.  The Committee or the Board may withhold, in accordance with Section 17(f) hereof, any amounts necessary to collect any withholding taxes upon any taxable event relating to Performance Awards.

10.           Other Stock Unit Awards.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan.  Other Stock Unit Awards may be paid in Shares, cash or any other form of property as the Committee or the Board may determine.  Subject to the provisions of the Plan, the Committee or the Board shall have sole and complete authority to determine the Associates to whom such Awards shall be made, the times at which such Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of such Awards.  The provisions of Other Stock Unit Awards need not be the same with respect to each Participant.  For any Award or Shares subject to any Award made under this Section 10, the vesting of which is conditioned only on the passage of time, such Restriction Period shall be a minimum of two (2) years for full vesting.  Shares (including securities convertible into Shares) subject to Awards granted under this Section 10 may be issued for no cash consideration or for such minimum consideration as may be required by applicable law.

11.           Change in Control.  Notwithstanding any other provision of the Plan to the contrary, the Committee or Board may determine, in their discretion, that upon the occurrence of a transaction involving a merger or consolidation of the Company, a sale of all or substantially all of its assets, the acquisition of a significant percentage of the voting power of the Company, or such other form of transaction as the Committee or Board may determine from time to time to constitute a change in control of the Company (each a “Change in Control Event”), which shall not include preliminary transaction activities such as receipt of a letter of interest, receipt of a letter of intent or an agreement in principle, and, within three months immediately prior to or two years following the Change in Control Event, a Participant’s employment or service relationship with the Company, a Subsidiary or an Affiliated Company is terminated (a “Termination Event”) that (i) Stock Options and Stock Appreciation Rights may become immediately exercisable; (ii) restrictions and deferral limitations applicable to any Restricted Stock or Restricted Stock Unit Award may become free of all restrictions and limitations and become fully vested and transferable; (iii) all Performance Awards may be considered to be prorated, and any deferral or other restriction may lapse and such Performance Awards may be immediately settled or distributed; (iv) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards granted under the Plan may lapse and such Other Stock Unit Awards or such other Awards may become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the Award not previously forfeited or vested.  Notwithstanding the foregoing, with respect to any Award issued prior to May 1, 2015 or any Performance Award or Performance Award converted to a Restricted Stock Unit Award issued on or after May 1, 2015 to a Participant, a Termination Event shall not be required in order for (i) – (iv) of this Section to occur.

The Committee or the Board, in their discretion, may also determine that, upon the occurrence of such a Change in Control Event, each Stock Option or Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each exercisable and vested share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the fair market value of the Shares immediately prior to the occurrence of such transaction (which shall be no less than the value being paid for such Shares pursuant to such transaction) over the Exercise Price or Strike Price, as applicable, of such Stock Option or Stock Appreciation Right; such amount shall be payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Committee or Board in their discretion shall determine.

        12.           Clawback.  All Awards granted pursuant to this Plan are subject to the Company’s “clawback policy” as may be in effect at the time.

13.           Transferability of Awards.

(a)    Incentive Stock Options granted under the Plan shall not be transferred by a Participant, except by will or by the laws of descent and distribution.

Other Awards (subject to the limitations in paragraph (c) below) granted under the Plan may be transferred by a Participant to:  (i) the Participant’s family members (whether related by blood, marriage, or adoption and including a former spouse); (ii) trust(s) in which the Participant’s family members have a greater than 50% beneficial interest; (iii) trusts, including but not limited to charitable remainder trusts, or similar vehicles established for estate planning and/or charitable giving purposes; and (iv) family partnerships and/or family limited liability companies which are controlled by the Participant or the Participant’s family members, such transfers being permitted to occur by gift or pursuant to a domestic relation order, or, only in the case of transfers to the entities described in clauses (i), (ii) and (iii) immediately above, for value.  The Committee or Board, or their authorized designees may, in their sole discretion, permit transfers of Awards to other persons or entities upon the request of a Participant.  Subsequent transfers of previously transferred Awards may only be made to one of the permitted transferees named above, unless the subsequent transfer has been approved by the Committee or the Board, or their authorized designee(s).  Otherwise, such transferred Awards may be transferred only by will or the laws of descent and distribution.

Notwithstanding the foregoing, if at the time any Option is transferred as permitted under this Section 13, a corresponding Stock Appreciation Right has been identified as being granted in tandem with such Option, then the transfer of such Option shall also constitute a transfer of the corresponding Stock Appreciation Right, and such Stock Appreciation Right shall not be transferable other than as part of the transfer of the Option to which it relates.

Concurrently with any transfer, the transferor shall give written notice to the Plan’s then current Plan administrator of the name and address of the transferee, the number of shares being transferred, the Date of Grant of the Awards being transferred, and such other information as may reasonably be required by the administrator.  Following a transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.  The provisions of the Plan and applicable Grant Documents shall continue to be applied with respect to the original Participant, and such Awards shall be exercisable by the transferee only to the extent that they could have been exercised by the Participant under the terms of the original Grant Documents.  The Company disclaims any obligation to provide notice to a transferee of any termination or expiration of a transferred Award.

14.           Code Section 162(m) Provisions and Award Limitations.

(a)           Notwithstanding any other provision of the Plan, (i) to the extent Awards to salaried employees (each an “eligible employee” for purposes of Code Section 162(m) and the Treasury Regulations thereunder with regard to stockholder approval of the material terms of the Performance Goals) are intended to be Qualified Performance-Based Awards; or (ii) if the Committee determines at the time any Award is granted to a salaried employee who is, or who may be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Associate, then the Committee may provide that this Section 14 is applicable to such Award.

(b)           If an Award is subject to this Section 14, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement or attainment of one or more objective Performance Goals as determined by the Committee, using one or more Performance Measures also as determined by the Committee.  Such Performance Goals shall be established by the Committee no later than 90 days after the beginning of the Performance Period to which the Performance Goals pertain and while the attainment of the Performance Goals is substantially uncertain, and in any event no later than the date on which 25% of the Performance Period has elapsed.

(c)           Notwithstanding any provision of this Plan (other than Section 11 or 15), with respect to any Award that is subject to this Section 14, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of the death or disability of the Participant

(d)           The Committee shall have the power to impose such other restrictions on Awards subject to this Section 14 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.  Whenever the Committee determines that it is advisable to grant or pay Awards that do not qualify as Qualified Performance-Based Awards, the Committee may make grants or payments without satisfying the requirements of Code Section 162(m).

(e)           Notwithstanding any provision of this Plan other than Section 16, commencing with calendar year 2005, (i) no Participant may be granted in any twelve (12) month period an aggregate amount of Options and/or Stock Appreciation Rights with respect to more than 400,000 Shares, and (ii) no Participant may be granted in any twelve (12) month period an aggregate amount of Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards or Other Stock Unit Awards, with respect to more than 400,000 Shares (or cash amounts based on the value of more than 400,000 Shares).

(f)           Notwithstanding any provision of this Plan other than Section 16, commencing with calendar year 2015, no director of the Company may be granted in any twelve (12) month period an aggregate amount of equity having a value of more than $400,000 on the date of grant, under this Plan or any other equity compensation plan sponsored by the Company.

15.           Alteration, Termination, Discontinuance, Suspension, and Amendment.

(a)           The Committee or the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) stockholder approval if such approval is necessary to qualify for or comply with any tax or regulatory requirement for which or with which the Committee or Board deems it necessary or desirable to qualify or comply; or (ii) the consent of the affected Participant, if such action would impair the rights of such Participant under any outstanding Award.  Notwithstanding anything to the contrary herein, the Committee or the Board may make technical amendments to the Plan as may be necessary so as to have the Plan conform to any laws or regulations in any jurisdiction within or outside the United States, so long as stockholder approval of such technical amendments is not required.

(b)           The Committee or Board may amend the terms of any outstanding Award, prospectively or retroactively, except to the extent that such action would cause an Award subject to Section 14 not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m)(4)(c) of the Code, and except that no such amendment shall impair the rights of any Participant without his or her consent.  Subject to the requirements of paragraph (c) below, the Committee or Board may, without the consent of the Participant, amend any Grant Documents evidencing an Option or Stock Appreciation Right granted under the Plan, or otherwise take action, to accelerate the time or times at which an Option or Stock Appreciation Right may be exercised; to extend the expiration date of an Award; to waive any other condition or restriction applicable to an Award or to the exercise of an Option or Stock Appreciation Right; to amend the definition of a change in control of the Company (if such a definition is contained in such Grant Documents) to expand the events that would result in a change in control and to add a change in control provision to such Grant Documents (if such provision is not contained in such Grant Documents); and may amend any such Grant Documents in any other respect with the consent of the Participant.

(c)           If an amendment would (i) materially increase the benefits to participants under the Plan, (ii) increase the aggregate number of Shares that may be issued under the Plan, or (iii) materially modify the requirements for participation in the Plan by materially increasing the class or number of persons eligible to participate in the Plan, then such amendment shall be subject to stockholder approval.

(d)           If required by any Legal Requirement, any amendment to the Plan or any Award will also be submitted to and approved by the requisite vote of the stockholders of the Company.  If any Legal Requirement requires the Plan to be amended, or in the event any Legal Requirement is amended or supplemented (e.g., by addition of alternative rules) to permit the Company to remove or lessen any restrictions on or with respect to an Award, the Board and the Committee each reserve the right to amend the Plan or any Grant Documents evidencing an Award  to the extent of any such requirement, amendment or supplement, and all Awards then outstanding will be subject to such amendment.

(e)           Notwithstanding any provision of the Plan to the contrary, the Committee or the Board may not, without prior approval of the stockholders of the Company, reprice any outstanding Option and/or Stock Appreciation Rights by either lowering the Exercise Price thereof or canceling such outstanding Stock Option and/or Stock Appreciation Rights in consideration of a grant having a lower Exercise Price or in exchange for awards or cash considerations.  This paragraph 14(e) is intended to prohibit the repricing of “underwater” Options without prior stockholder approval and shall not be construed to prohibit the adjustments provided for in Section 16 hereof.

(f)           The Plan may be terminated at any time by action of the Board.  The termination of the Plan will not adversely affect the terms of any outstanding Award.

16.           Adjustment of Shares; Effect of Certain Transactions.  Notwithstanding any other provision of the Plan to the contrary, in the event of any change in the shares of Common Stock subject to the Plan or to any Award (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments or substitutions shall be made by the Committee or the Board as to the (i) maximum number of shares of Common Stock subject to the Plan, (ii) maximum number of Shares of Common Stock for which Awards may be granted to any one Associate, and (iii) the number of Shares of Common Stock and price per share subject to outstanding Awards as shall be equitable to prevent dilution or enlargement of rights under previously granted Awards.  The determination of the Committee or Board as to these matters shall be conclusive; provided, however, that (i) any such adjustment with respect to an Incentive Stock Option and any related Stock Appreciation Right shall comply with the rules of Section 424(a) of the Code; and (ii) in no event shall any adjustment be made which would disqualify any Incentive Stock Option granted hereunder as an Incentive Stock Option for purposes of Section 422 of the Code.

17.           General Provisions.

(a)	No Associate or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Associates or Participants under the Plan.

(b)
Except to the extent that such action would cause an Award subject to Section 14 not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m)(4)(c) of the Code, the Committee or Board shall be authorized to make adjustments in performance award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee or Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of or combination with another corporation or business entity, the Committee or Board may, in their discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

(c)
All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Committee or Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable state of Federal securities law, and the Committee or Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d)
No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee or the Board in their sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

(e)
The Committee or the Board shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.  Subject to the provisions of the Plan and any Grant Documents, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee or the Board, be entitled to receive, currently or on a deferred basis, cash dividends, or cash payments in amounts equivalent to cash dividends on Shares (“dividend equivalents”), with respect to the number of Shares covered by the Award, as determined by the Committee or the Board, in their sole discretion, and the Committee or Board may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

(f)
The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Plan administrator to satisfy all obligations for the payment of such taxes, not to exceed the statutory minimum withholding obligation.  The Committee or Board shall be authorized to establish procedures for election by Participants to satisfy such obligations for the payment of such taxes (i) by delivery of or transfer of Shares to the Company, (ii) with the consent of the Committee or the Board, by directing the Company to retain Shares otherwise deliverable in connection with the Award, (iii) by payment in cash of the amount to be withheld, or (iv) by withholding from any cash compensation otherwise due to the Participant.

(g)
Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if required, and such arrangements may be either generally applicable or applicable only in specific cases.

(h)
The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the state of Delaware and applicable Federal law.

(i)
If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee or the Board, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the determination of the Committee or the Board, materially altering the intent of the Plan, it shall be stricken, and the remainder of the Plan shall remain in full force and effect.

(j)
Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee or the Board, be necessary or desirable in order to recognize differences in local law or tax policy.  The Committee or Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligations with respect to tax equalization for Associates on assignments outside their home country.

(k)
No Award shall be granted or exercised if the grant of the Award or the exercise and the issuance of shares or other consideration pursuant thereto would be contrary to law or the regulations of any duly constituted authority having jurisdiction.

(l)
The Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary or Affiliated Company, nor will it interfere in any way with any right the Company or any Subsidiary or Affiliated Company would otherwise have to terminate a Participant’s employment or other service at any time.

(m)
Employees and directors of the Company and its Subsidiaries who are based in the United Kingdom may be granted Awards pursuant to the terms of the UK Addendum. Grants made pursuant to the UK Addendum shall be subject to the terms and conditions of the Plan, unless otherwise provided in the UK Addendum.

Schedule A

UK Addendum

1.	Purpose and eligibility

The purpose of this addendum to the Plan (the "UK Addendum") is to enable the Board to grant Awards to certain employees and directors of Acxiom Corporation (the "Company") and its Subsidiaries who are based in the United Kingdom.  Awards (which will be unapproved for UK tax purposes) may only be granted under the UK Addendum to employees and directors of the Company and its Subsidiaries.  Awards granted pursuant to the UK Addendum are granted pursuant to an "employees' share scheme" for the purposes of the Financial Services and Markets Act 2000.

2.	Definitions

        Definitions are as contained in Section 2 of the Plan, with the following additions, amendments or substitutions:

(a)	The definition of "Associate" shall be deleted and the word "Employee" shall be substituted therefor throughout the Plan.

(b)	"Control" (for the purposes of the definition of "Subsidiary", below) has the meaning contained in section 995 Income Tax Act 2007.

(c)	"Employee" shall mean any employee or director of the Company or its Subsidiaries.

(d)	"HMRC" means the UK HM Revenue & Customs.

(e)	"ITEPA" means the Income Tax (Earnings and Pensions) Act 2003.

(f)	"PAYE" means the UK Pay-As-You-Earn income tax withholding system governed by the Income Tax (PAYE) Regulations 2003.

(g)
"Service" means service as an Employee, subject to such further limitations as may be set forth in the applicable Stock Option Agreement or Restricted Share Agreement.  Service shall be deemed to continue during a bona fide leave of absence approved by the Company in writing if and to the extent that continued crediting of Service for purposes of the Plan is expressly required by the terms of such leave or by applicable law, as determined by the Company.  The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(h)	The definition of "Subsidiary" shall be restated in its entirety as follows: “Subsidiary” shall mean a company (wherever incorporated) which for the time being is under the Control of the Company.

3.	Terms

Awards granted pursuant to the UK Addendum shall be governed by the terms of the Plan, subject to any such amendments set out below and as are necessary to give effect to Section 1 of the UK Addendum, and by the terms of the individual Award Agreement entered into between the Company and the Participant.

4.	Participation

For the purpose of granting awards pursuant to the Plan to UK Employees only, the Plan shall be amended by the substitution of the word "Employee" for the word "Associate" throughout.

5.	Non-transferability of Awards

An Award granted pursuant to the UK Addendum may not be transferred other than by the laws of intestacy on death of the Participant.

6.	Withholding obligations

6.1
The Participant shall be accountable for any income tax and, subject to the following provisions, national insurance liability which is chargeable on any assessable income deriving from the exercise of, or other dealing in, the Award.  In respect of such assessable income the Participant shall indemnify the Company and (at the direction of the Company) any Subsidiary which is or may be treated as the employer of the Participant in respect of the following (together, the "Tax Liabilities"):

(a)
any income tax liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies to income tax under ITEPA and the PAYE regulations referred to in it; and

(b)
any national insurance liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and regulations referred to in it, such national insurance liability being the aggregate of:

(i)	all the Employee's primary Class 1 national insurance contributions; and

(ii)	all the employer's secondary Class 1 national insurance contributions.

6.2
Pursuant to the indemnity referred to in clause 6.1, the Participant shall make such arrangements as the Company requires to meet the cost of the Tax Liabilities, including at the direction of the Company any of the following:

(a)
making a cash payment of an appropriate amount to the relevant company whether by cheque, banker's draft or deduction from salary in time to enable the company to remit such amount to HMRC before the 14th day following the end of the month in which the event giving rise to the Tax Liabilities occurred; or

(b)
appointing the Company as agent and/or attorney for the sale of sufficient Shares acquired pursuant to the exercise of, or other dealing in, the Award to cover the Tax Liabilities and authorising the payment to the relevant company of the appropriate amount (including all reasonable fees, commissions and expenses incurred by the relevant company in relation to such sale) out of the net proceeds of sale of the Shares;

(c)
entering into an election whereby the employer's liability for secondary Class 1 national insurance contributions is transferred to the Participant on terms set out in the election and approved by HMRC.

7.	Section 431 Election

Where the Shares to be acquired on the exercise of, or other dealing in, the Award are considered to be "restricted securities" for the purposes of the UK tax legislation (such determination to be at the sole discretion of the Company), it is a condition of exercise or acquisition of the Shares that the Participant if so directed by the Company enter into a joint election with the Company or, if different, the relevant Subsidiary employing the Participant pursuant to section 431 ITEPA electing that the market value of the Shares to be acquired on the exercise of, or other dealing in, the Award be calculated as if the Shares were not "restricted securities".

Adopted by the Compensation Committee on

February 14, 2012

(Side 1)
PROXY                                                                                                                                                              PROXY
ACXIOM CORPORATION
This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting of Stockholders
to be Held on August 18, 2015

The undersigned hereby appoints Catherine L. Hughes and Jerry C. Jones as proxies, or either of them, with the power to appoint their substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of common stock of Acxiom Corporation held of record by the undersigned on June 22, 2015, at the Annual Meeting of Stockholders to be held via the Internet at www.virtualshareholdermeeting.com/ACXM15 at 12:30 P.M. Central Time on August 18, 2015, or any postponement or adjournments thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, and 5.

If the undersigned is a participant in the Acxiom Corporation Retirement Savings Plan (the "Plan") with balances in the Acxiom Stock Fund, the undersigned hereby instructs Evercore Trust Company, as named fiduciary and investment manager for the Acxiom Stock Fund under the Plan, to vote all shares of Acxiom common stock credited to the Plan account of the undersigned at the Annual Meeting of Stockholders to be held on August 18, 2015, or any postponements or adjournments thereof. The shares credited to the Plan account of the undersigned will be voted in the manner directed herein. THIS VOTING INSTRUCTION CARD MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RECEIVED NO LATER THAN 11:59 P.M. CENTRAL TIME ON AUGUST 12, 2015. IF YOUR VOTING INSTRUCTIONS ARE NOT TIMELY RECEIVED, EVERCORE TRUST COMPANY WILL VOTE THESE SHARES IN ITS OWN DISCRETION.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

SEE REVERSE SIDE

(Side 2)

☒	Please mark your votes as in this example.

1.	Election of directors

	Nominees:	FOR	AGAINST	ABSTAIN
	John L. Battelle	☐	☐	☐
	William J. Henderson	☐	☐	☐
2.	Reapproval of the performance goals of the Company’s Amended and Restated 2010 Executive Cash Incentive Plan		FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Approval of an increase in the number of shares available for issuance under the Company’s Amended and Restated 2005 Equity Compensation Plan (the “2005 Plan”) and reapproval of the 2005 Plan’s performance goals		☐	☐	☐
4.	Advisory (non-binding) vote to approve the compensation of the Company’s named executive officers		☐	☐	☐
5.	Ratification of KPMG LLP as the Company’s independent registered public accountant for Fiscal Year 2016		☐	☐	☐
The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 5

6.	In their discretion, the proxies are authorized to consider and vote upon such other business that may come before the meeting or any postponement or adjournment thereof.
SIGNATURE	DATED :	, 2015

SIGNATURE	DATED :	, 2015

NOTE:
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.